WEALTH-BUILDING OPPORTUNITY

OHIO NATIONAL FUND, INC.

                                     [LOGO]

                                            ANNUAL REPORT

                                            Ohio National

                                            Variable Account D

                                            Ohio National Fund, Inc.

                                            December 31, 1997
[LOGO] OHIO NATIONAL
       FINANCIAL SERVICE

PRESIDENT'S MESSAGE

John J. Palmer photo



DEAR INVESTORS:
We are Pleased to provide you with an update of Ohio National Fund's performance and investment activity for 1997. It was a very active and exciting year, highlighted by the addition of several new portfolios and continued strong growth in net assets, which now total more than $911 million as of December 31.

LOOKING BACK
Against an economic backdrop of modest growth, low unemployment, and meager inflation, U.S. stocks posted healthy gains for the third straight year, with large stocks again leading the way. Nearly all of that performance came in the first seven months, however, and the year was marked by heightened market volatility. Internationally, stock market gains were generally respectable in Europe, mixed in the Americans and dismal throughout the Asia/ Pacific region. Fixed-income markets fared well as falling inflation and a stronger dollar helped bonds bounce back in 1997 after posting weak returns during the previous year.

NEW PORTFOLIOS
We welcomed seven new portfolios and three respected investment managers to Ohio National Fund on January 3, 1997. Besides the S&P 500 Index and Social Awareness portfolios, both managed by Ohio National Investments, Inc., they included the Growth & Income Portfolio, managed by Robertson Stephens; the Core Growth Portfolio, managed by Pilgrim Baxter & Associates; and the Relative Value, Stellar and Strategic Income portfolios, all managed by Star Bank. The addition of these portfolios significantly broaden the Fund's investment spectrum and offers greater opportunities for diversification for our investors. Please note that portfolio availability varies by contract.

LOOKING AHEAD
Entering 1998, Asia's turmoil continues to cloud the future. Economic and currency volatility has hit Asian stocks hard and cast uncertainty over growth prospects in the U.S. and elsewhere. In addition, the unprecedented three consecutive years of greater than 20 percent returns experienced from 1995 to 1997 has put the domestic stock market in uncharted territory. But while the short-term course of events is unknowable, our long-term commitment to our fundamental investment principles -- careful selection and constant professional management -- remains unchanged.

IN CLOSING
Information on your investments is contained in the following pages. We are proud that Ohio National Fund is able to provide its investors with the sound results documented herein. Please note in reviewing performance results that rates of return under variable contracts differ depending on applicable charges for mortality and expenses. Please contact your registered representative for additional information on the financial protection and tax-deferred accumulation options afforded by your variable annuity or variable universal life insurance contract. As your needs change over time, he or she stands ready to serve you.
  Thank you for the confidence you have placed in Ohio National Fund as you pursue your wealth-building endeavors. Be assured that we will make every effort to continue to merit that confidence.

Best regards,
/s/ John J. Palmer
John J. Palmer

EQUITY PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                  18.17%
Three-year                                21.17%
Five-year                                 15.26%
Ten-year                                  13.61%
Since inception (1/14/71)                 11.07%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

The Equity Portfolio's performance for 1997 trailed that of the S&P 500 Index for three primary reasons. First, the portfolio has maintained a 10% to 13% cash position due to our concern with high stock prices (especially for large-cap stocks) relative to expected earnings and growth. Second, even though our largest holdings are mostly large-cap stocks, approximately two-thirds of the portfolio's holdings consist of companies whose market capitalizations range from $300 million to $5 billion. This area of the market has not kept pace with the larger stocks, despite better valuations in relation to potential earnings growth. Third, the portfolio didn't rebound from the October drop experienced by nearly all equity markets. Although the S&P 500 Index recaptured most of its earlier gains by year-end, a third of New York Stock Exchange issues and half of Nasdaq Composite issues corrected 20% or more from their highs and did not regain them. Areas that held back portfolio performance this period included technology and energy. We expect these areas to rebound from their corrections as their secular outlooks remain positive.

   Looking forward, we expect continued volatility in the equity markets. Continued strong cash flows into mutual funds could push markets higher. Concerns about slowing profit growth and economic uncertainty in emerging growth areas and its impact on the rest of the world could cause sharp sell-offs. We expect equity returns to gravitate toward their long-term averages.

CHANGE IN VALUE OF $10,000 INVESTMENT

                        1997
Equity Portfolio       $38,632

S&P 500 Index          $54,170

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF DECEMBER 31, 1997

                                               % of Net Assets
1.  General Electric Corp                            2.0
2.  Cisco Systems Inc                                1.7
3.  American International Group                     1.6
4.  Camco International Inc.                         1.5
5.  Hewlett-Packard Co.                              1.3
6.  Intel Corp                                       1.3
7.  Allied Signal Inc.                               1.3
8.  Texas Instruments Inc.                           1.3
9.  Monsanto Corp                                    1.2
10. Owens-Illinois Inc                               1.2

TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997

                                              % of Net Assets
Computer and Related                               13.3
Oil, Energy, and Natural Gas                       10.0
Electrical Equipment                                6.5
Chemicals                                           5.5
Transportation and Equipment                        4.9

                                       3

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS                                    DECEMBER 31, 1997

                                                     MARKET
    SHARES         COMMON STOCK                      VALUE
-------------------------------------------------------------
             AEROSPACE (3.1%)
   94,000    Allied Signal, Inc.                   $3,660,125
    7,632    Boeing Co.                               373,491
   64,000    Raytheon Co.                           3,232,000
   31,350    Rockwell International Corp.           1,638,038
                                              ----------------
                                                    8,903,654
                                              ----------------
             AUTOMOTIVE AND RELATED (3.2%)
   22,500    Arvin Industries, Inc.                   749,531
   45,400    Cooper Tire & Rubber                   1,106,625
   31,000    Chrysler Corp.                         1,090,813
   29,400    Eaton Corp.                            2,623,950
   39,184    Ford Motor Co.                         1,907,771
        1    Meritor Automotive                            20
   20,000    Magna International, Inc.              1,256,250
   47,000    Walbro Corp.                             631,562
                                              ----------------
                                                    9,366,522
                                              ----------------
             BANKING (4.3%)
   26,460    Charter One Financial Inc.             1,670,288
   36,000    First International Bancorp Inc.         436,500
   42,000    First Union Corp.                      2,152,500
   40,000  * Flagstar Bancorp                         791,876
   35,000    Long Island Bancorp, Inc.              1,736,875
   45,000    Mellon Bank Corp.                      2,728,125
   19,574    Nationsbank Corp.                      1,190,344
   11,000    Star Banc Corp.                          631,125
   30,750    Susquehanna Bancshares Inc.            1,176,187
                                              ----------------
                                                   12,513,820
                                              ----------------
             BUSINESS SERVICES (4.0%)
   64,000  * Alternative Resources Inc.             1,476,000
  110,000    First Data Corp.                       3,217,500
   61,000  * Lo Jack                                  899,750
   85,000    Manpower Inc.                          2,996,250
   76,000    Reynolds & Reynolds CL A               1,401,250
   35,000    Standard Register Co.                  1,216,250
   23,000    Wackenhut Corp. Class B                  485,875
                                              ----------------
                                                   11,692,875
                                              ----------------

             CHEMICALS (5.5%)
   35,000    E I DuPont De Nemours & Co.            2,102,187
   96,000    Engelhard Corp.                        1,668,000
   50,000    Hercules Inc.                          2,503,125
   38,750    Hanson Trust PLC                         893,672
   28,000    Lubrizol Corp.                         1,032,500
   35,300    Mineral Technologies Inc.              1,603,944
   85,000    Monsanto Co.                           3,570,000
   66,000    OM Group, Inc.                         2,417,250
                                              ----------------
                                                   15,790,678
                                              ----------------
             COMMUNICATIONS (2.1%)
  138,250    Andrew Corp.                           3,318,000
   20,625    Mastec Inc.                              471,797
   40,000    Motorola Inc.                          2,282,500
                                              ----------------
                                                    6,072,297
                                              ----------------
             CONSUMER PRODUCTS (0.2%)
   51,500  * Acorn Products                           515,000
                                              ----------------

                                                      MARKET
   SHARES         COMMON STOCK                        VALUE
--------------------------------------------------------------
              COMPUTER AND RELATED (13.3%)
   56,500   * 3Comm Corp.                           $1,973,969
   34,500   * Banctec Inc.                             925,031
   90,000     Cisco Systems, Inc.                    5,017,500
   63,000     Computer Associates                    3,331,125
   30,000   * Computer Sciences Corp.                2,505,000
   65,000   * Continental Circuits Corp.               905,938
   60,000     Hewlett-Packard Co.                    3,750,000
   53,000     Intel Corp.                            3,723,250
   33,000   * LSI Logic                                651,750
   90,000     MacNeal-Schwendler Corp.                 866,250
   20,000   * Microsoft Corp.                        2,585,000
   47,058   * Seagate Technology                       905,866
   45,742     Solectron Corp.                        1,901,152
   80,000   * Sun Microsystems, Inc.                 3,190,000
   45,000     Symbol Technologies                    1,698,750
   80,000     Texas Instruments, Inc.                3,600,000
   30,000   * Zebra Tech Corp., Cl. A                  892,500
                                               ----------------
                                                    38,423,081
                                               ----------------
              CONTAINERS (1.2%)
   90,000   * Owens-Illinois, Inc.                   3,414,375
                                               ----------------

              DRUGS (1.1%)
   61,000   * Applied Analytical Industries          1,006,500
   32,000     Abbott Laboratories                    2,098,000
                                               ----------------
                                                     3,104,500
                                               ----------------
              ELECTRICAL EQUIPMENT (6.5%)
   50,000   * Advanced Lighting                        950,000
   60,000     Analog Devices, Inc.                   1,661,250
  100,000   * Anixter Intl. Inc.                     1,650,000
  101,000     BMC Industries, Inc.                   1,628,625
   31,500     Federal Signal Corp.                     681,188
   80,000     General Electric Co.                   5,870,000
   19,000     Hubbell Inc. Class B Shares              936,937
   45,000   * Richey Electronics Inc.                  461,250
   40,000     Varian Associates, Inc.                2,022,500
   40,000     Xerox Corp.                            2,952,500
                                               ----------------
                                                    18,814,250
                                               ----------------
              ENTERTAINMENT AND LEISURE (0.7%)
   75,000     Cedar Fair                             1,940,625
                                               ----------------

              FOOD AND RELATED (1.2%)
   80,000     Food Lion Inc.                           675,000
   25,500     H.J. Heinz Co.                         1,295,719
   45,000     Panamerican Beverages, Inc.            1,468,125
                                               ----------------
                                                     3,438,844
                                               ----------------
              FORESTRY AND PAPER PRODUCTS (0.8%)
   68,000     Sonoco Products                        2,358,750
                                               ----------------

              HOTEL/LODGING (1.0%)
   50,000   * Guest Supply Inc.                        656,250
   50,000     La Quinta Inns                           965,625
   60,000   * Mirage Resorts Inc.                    1,365,000
                                               ----------------
                                                     2,986,875
                                               ----------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1997

                                                     MARKET
    SHARES             COMMON STOCK                  VALUE
---------------------------------------------------------------
              HOUSING, FURNITURE & RELATED (2.4%)
   150,000    Clayton Homes, Inc.                  $2,700,000
    64,000    Newell Co.                            2,720,000
   100,000    Shelby Williams                       1,650,000
                                                --------------
                                                    7,070,000
                                                --------------
              INDUSTRIAL SERVICES (1.8%)
    22,500    Fluor Corp.                             840,938
    52,000    Mapics Inc.                             565,500
    20,500  * Medar Inc.                              110,187
    50,000    Regal Beloit                          1,478,125
    50,000    Waste Management Inc.                 1,375,000
    20,000    York International, Corp.               791,250
                                                --------------
                                                    5,161,000
                                                --------------
              INSURANCE SERVICES (4.5%)
    15,119    Aegon NV                              1,355,040
    42,187    American International Group          4,587,836
    36,000    Chubb Corp.                           2,722,500
    40,000    Equitable Cos., Inc.                  1,990,000
    26,500    St. Paul Cos.                         2,174,656
                                                --------------
                                                   12,830,032
                                                --------------
              MACHINERY (3.1%)
    48,000    Caterpillar, Inc.                     2,331,000
    30,000    Deere & Company                       1,749,375
    53,500    Hardinge Inc.                         1,992,875
    43,000    Modine Manufacturing Inc.             1,467,375
    54,000    Stewart & Stevenson                   1,377,000
                                                --------------
                                                    8,917,625
                                                --------------
              MEDIA AND PUBLISHING (0.6%)
    55,000    CBS                                   1,619,063
                                                --------------

              MEDICAL AND RELATED (4.6%)
    35,000    Allegiance Corp.                      1,240,313
    37,500    Baxter International                  1,891,406
    41,500  * Cephalon Inc.                           472,063
    66,000    Columbia HCA Healthcare Corp.         1,955,250
    50,700  * Foundation Health Corp.               1,134,412
    30,000  * Humana Inc.                             622,500
    15,200  * National Healthcare-LP                  851,200
    76,313    Quorum Health Group Inc.              1,993,664
    50,000  * Sola Industries                       1,625,000
    28,000    United Healthcare Corp.               1,391,250
                                                --------------
                                                   13,177,058
                                                --------------
              METALS AND MINING (1.8%)
     7,000    Amcast Industrial Corp.                 160,563
    25,000    Crown Cork & Seal Co.                 1,253,125
    16,000    Phelps Dodge Corp.                      996,000
    89,000    Worthington Industries                1,468,500
    43,800    Wolverine Tube, Inc.                  1,357,800
                                                --------------
                                                    5,235,988
                                                --------------

              OIL, ENERGY AND NATURAL GAS (10.0%)
    65,000  * Belco Oil & Gas                       1,222,813
    65,500    Camco International, Inc.             4,171,531
    27,000    Chevron Corp.                         2,079,000
    13,000    Coastal Corp.                           805,188
    40,000    Kerr-McGee Corp.                      2,532,500
   125,000  * Louis Dreyfus Natural Gas             2,335,938
    38,000    National Propane Partners               805,125


                                                        MARKET
   SHARES             COMMON STOCK                      VALUE
----------------------------------------------------------------
               OIL, ENERGY AND NATURAL GAS (CONT.)
    30,000   * Offshore Logistics Inc.                 $641,250
    35,000     Pacific Gulf Properties                  831,250
    85,000     Santa Fe Energy Resources                956,250
    40,000     Schlumberger, Ltd.                     3,220,000
   110,000   * Tesoro Petroleum                       1,705,000
    28,000     UGI Corp.                                820,750
    47,850     Ultramar Diamond Shamrock              1,525,218
    45,000     Westcoast Energy, Inc.                 1,035,000
   102,000     Williams Cos. Inc.                     2,894,250
    92,500     Wiser Oil                              1,306,562
                                                ----------------
                                                     28,887,625
                                                ----------------
               REAL ESTATE AND LEASING (3.3%)
    32,500     Berkshire Realty                         390,000
    28,000     Camden Property Trust REIT               868,000
    76,000     Commercial Net Lease Realty            1,358,500
    37,500     First Industrial Realty Trust          1,354,688
    16,400     Great Lakes REIT                         318,775
    55,000     Healthcare Realty Trust                1,591,562
    67,250     Liberty Property Trust                 1,920,828
    29,500     National Health Investors, Inc.        1,235,312
    18,500     Regency Realty Corp.                     512,219
                                                ----------------
                                                      9,549,884
                                                ----------------
               RESTAURANTS (0.3%)
    84,000   * Buffets, Inc.                            787,500
                                                ----------------


               RETAIL (0.1%)
    35,000   * Ridgeview Inc.                           218,750
                                                ----------------


               TEXTILES AND RELATED (0.8%)
    25,000     Oxford Industries, Inc.                  812,500
    47,000     Warnaco Group, Cl. A                   1,474,625
                                                ----------------
                                                      2,287,125
                                                ----------------
               TRANSPORTATION AND EQUIPMENT (4.9%)
    44,000   * Atlas Air Inc.                         1,056,000
    48,000   * Avondale Industries Inc.               1,425,000
    26,000     Burlington Northern, Inc.              2,416,375
    30,000     CNF Transportation Inc.                1,151,250
    29,649     Halter Marine Group Inc.                 856,115
    33,750     Illinois Central Corp.                 1,149,609
    75,000     Norfolk Southern Corp.                 2,310,938
    56,800     Trinity Industries                     2,534,700
    49,000   * Wisconsin Central Transportation       1,145,375
                                                ----------------
                                                     14,045,362
                                                ----------------
               UTILITIES (0.6%)
    27,500     FPL Group, Inc.                        1,627,656
                                                ----------------

               TOTAL COMMON STOCKS
                  (87.0%) (COST  $144,544,465)     $250,750,814
                                                ----------------

                                                       MARKET
    SHARES                      WARRANTS                VALUE
---------------------------------------------------------------------
    95,000     Medar Warrants $6.86                     $40,850
                                                   -------------

               TOTAL WARRANTS
                 (0.0%) (COST  $40,850)                 $40,850
                                                   -------------


                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1997

                                                     MARKET
  SHARES         PREFERRED STOCK                     VALUE
--------------------------------------------------------------
             BANKING (0.3%)
   30,000    National Australia Bank LTD            $853,125
                                               --------------

             COMPUTER & RELATED (0.1%)
   24,000    General Datacommunications              378,000
                                               --------------

             FINANCIAL SERVICES (0.1%)
   11,000    Money Store 6.5%                        242,688
                                               --------------

             METALS AND MINING (0.4%)
   50,000    Freeport McMoRan Copper & Gold,
                Series B                           1,200,000
                                               --------------

             OIL AND GAS (0.3%)
   15,000    Howell Corp., $3.50 Series A            828,750
                                               --------------

             REAL ESTATE (0.2%)
   20,000    Oasis Residential Inc. Series A
                cum., conv.                          512,500
                                               --------------

             TOTAL PREFERRED STOCK
                (1.4%) (COST  $4,737,838)         $4,015,063
                                               --------------

     FACE                                             MARKET
    AMOUNT              CONVERTIBLE DEBENTURES        VALUE
----------------------------------------------------------------
              BANKING (0.2%)
  $400,000    First State Bancorp, 7.500%
                 conv. debentures, due 04-30-17      $519,500
                                                --------------


              ELECTRICAL EQUIPMENT (0.4%)
 1,100,000    Richey Electric, 7.000%
                 conv. debentures, due 03-01-06     1,083,500
                                                --------------

              INDUSTRIAL SERVICES (0.1%)
   475,000    Medar Inc. 12.95%
                 conv. debentures, due 06-30-05       434,150
                                                --------------

              METAL FABRICATING (0.3%)
   900,000    INCO, Ltd., 7.750% conv.
                 subordinated debentures,
                 due 03-15-16                         878,625
                                                --------------

              OIL, ENERGY AND NATURAL GAS (0.2%)
   500,000    Offshore Log, 6.000%
                 debentures due 12-15-06              577,500
                                                --------------

              TOTAL CONVERTIBLE
                 (1.2%) (COST $3,334,150)          $3,493,275
                                                --------------


        FACE                                             MARKET
       AMOUNT          SHORT-TERM NOTES                   VALUE
------------------------------------------------------------------
                    AUTOMOTIVE AND RELATED (3.1%)
     $3,000,000     Ford Motor ST
                       6.000%  01-07-98                $2,997,000
      3,862,000     General Motors
                       5.900%  01-09-98                 3,856,936
      2,155,000     General Motors
                       6.160%  01-09-98                 2,152,050
                                                     ------------
                                                        9,005,986
                                                     ------------
                    ELECTRICAL EQUIPMENT (0.6%)
      1,705,000     G.E. Capital
                       5.920%  01-05-98                 1,703,879
                                                     ------------


                    FINANCIAL SERVICES (3.6%)
      3,602,000     American Express
                       5.850%  01-06-98                 3,599,073
      1,401,000     CIT Group Holdings
                       5.550%  01-02-98                 1,400,784
      1,237,000     Heller Financial
                       6.150%  01-09-98                 1,235,309
      4,025,000     Household Finance
                       6.080%  01-02-98                 4,024,320
                                                     ------------
                                                       10,259,486
                                                     ------------
                    INSURANCE SERVICES (1.3%)
      3,895,000     Prudential Funding
                        6.010%  01-08-98                3,890,448
                                                     ------------

                    RETAIL (1.8%)
      5,144,000     Sears Roebuck
                        5.900%  01-09-98                5,137,256
                                                      -----------

                    TOTAL SHORT-TERM NOTES
                        (10.4%)  (COST $29,997,056)   $29,997,055
                                                      -----------

                    TOTAL HOLDINGS
                        (COST  $182,654,359)(a)      $288,297,057
                                                     ============


*Non-income producing securities.
(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                             DECEMBER 31, 1997

ASSETS:
 Investments in securities at market
  value (note 1) (cost $182,654,359) ......        $288,297,057
 Cash in bank .............................               8,487
 Receivable for fund shares sold...........             340,861
 Receivable for fund securities sold.......             512,287
 Dividends and accrued interest receivable              448,925
 Other ....................................              16,212
                                                  -------------
  Total assets ............................         289,623,829
                                                  -------------
LIABILITIES:
 Payable for securities purchased..........             729,196
 Payable for shares redeemed...............             634,602
 Payable for investment management
  services (note 3) .......................             136,342
 Other accrued expenses ...................              51,514
                                                  -------------
  Total liabilities .......................           1,551,654
                                                  -------------
Net assets at market value                         $288,072,175
                                                  =============
NET ASSETS CONSIST OF:
 Par value, $1 per share ..................          $8,129,279
 Paid-in capital in excess of par value ...         174,223,941
 Accumulated undistributed net realized
  gain on investments ....................               73,823
 Net unrealized appreciation on investments
  (note 1).................................         105,642,698
 Undistributed net
  investment income .......................               2,434
                                                  -------------

Net assets at market value                         $288,072,175
                                                  =============

Shares outstanding (note 4)................           8,129,279

Net asset value per share..................              $35.44
                                                  =============

STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
 Interest.............................    $1,953,815
 Dividends............................     3,627,716
                                         -----------
  Total investment income.............     5,581,531
                                         -----------
EXPENSES:
 Management fees (note 3).............     1,431,415
 Custodian fees (note 3)..............        53,800
 Directors' fees (note 3) ............        11,520
 Professional fees....................        34,560
 Accounting and transfer agent fees...       195,403
 Other................................        54,729
                                         -----------
  Total expenses......................     1,781,427
                                         -----------
  Net investment income...............    $3,800,104
                                         -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from investments ..   $13,144,695
 Net increase in unrealized
  appreciation on investments ........    26,148,841
                                         -----------
   Net gain on investments............    39,293,536
                                         -----------
   Net increase in net
   assets from operations.............   $43,093,640
                                         ===========


The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                                                                        YEAR ENDED             YEAR ENDED
                                                                                         12-31-97               12-31-96
                                                                                        ----------             ----------
From operations:
 Net investment income ..............................................................     $3,800,104           $3,269,213
 Realized gain on investments .......................................................     13,144,695            2,116,393
 Unrealized gain on investments .....................................................     26,148,841           29,110,600
                                                                                         -----------          -----------
   Net increase in assets from operations............................................     43,093,640           34,496,206
                                                                                         -----------          -----------
Dividends and distributions to shareholders:
 Dividends paid from net investment income ..........................................     (4,788,921)          (3,065,136)
 Capital gains distributions ........................................................    (15,187,264)          (5,341,756)
                                                                                         -----------          -----------
   Total dividends and distributions ................................................    (19,976,185)          (8,406,892)
                                                                                         -----------          -----------
From capital share transactions (note 4):
 Received from shares sold ..........................................................     38,790,194           37,139,279
 Received from dividends reinvested .................................................     19,976,185            8,406,892
 Paid for shares redeemed ...........................................................    (26,588,013)         (14,554,329)
                                                                                         -----------          -----------
  Increase in net assets derived from capital share transactions.....................     32,178,366           30,991,842
                                                                                         -----------          -----------
    Increase in net assets ..........................................................     55,295,821           57,081,156
Net Assets:
 Beginning of period ................................................................    232,776,354          175,695,198
                                                                                         -----------          -----------
 End of period (a) ..................................................................   $288,072,175         $232,776,354
                                                                                        ============         ============
(a) Includes undistributed net investment income of..................................         $2,434             $991,250
                                                                                        ============         ============

FINANCIAL HIGHLIGHTS

                                                                              YEARS ENDED DECEMBER 31,
                                                                      1997        1996       1995      1994      1993
                                                                     ------      ------     ------    ------    ------
Per share data:
Net asset value, beginning of period.............................    $32.30      $28.58     $23.20    $23.90    $21.63
Income from investment operations:
 Net investment income...........................................      0.51        0.47       0.50      0.45      0.41
 Net realized and unrealized gain (loss) on investments .........      5.24        4.58       5.65     (0.39)     2.57
                                                                     ------      ------     ------    ------    ------
  Total income from investment operations........................      5.75        5.05       6.15      0.06      2.98
                                                                     ------      ------     ------    ------    ------
Less distributions:
 Dividends from net investment income ...........................     (0.63)      (0.46)     (0.39)    (0.44)    (0.42)
 Distributions from net realized capital gains...................     (1.98)      (0.87)     (0.38)    (0.32)    (0.29)
                                                                     ------      ------     ------    ------    ------
  Total distributions............................................     (2.61)      (1.33)     (0.77)    (0.76)    (0.71)
                                                                     ------      ------     ------    ------    ------
Net asset value, end of period...................................    $35.44      $32.30     $28.58    $23.20    $23.90
                                                                     ======      ======     ======    ======    ======

Total return.....................................................     18.17%      18.35%     27.20%     0.25%    14.09%

Ratios and supplemental data:
 Ratio of expenses to average net assets ........................      0.67%       0.73%      0.73%     0.62%     0.63%
 Ratio of net investment income to average net assets ...........      1.43%       1.60%      1.90%     1.90%     1.91%
Portfolio turnover rate..........................................        19%         11%        14%        8%       18%
Average commission rate (a) .....................................     $0.07       $0.07         NR        NR        NR

Net assets at end of period (millions)...........................    $288.1      $232.8     $175.7    $123.3    $109.9

(a) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

(NR) Not required prior to 1996.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS                                     DECEMBER 31, 1997

      FACE                                              MARKET
     AMOUNT         SHORT-TERM NOTES                     VALUE
-----------------------------------------------------------------
               AUTOMOTIVE AND RELATED (10.6%)
  $1,080,000   Ford Motor Acceptance Corp.
                  5.510%  01-05-98                    $1,079,339
   1,021,000   General Motors Acceptance Corp.
                  5.580%  02-02-98                     1,015,936
   1,000,000   Hertz Corporation
                  5.530%  01-09-98                       998,771
                                                     ------------
                                                       3,094,046
                                                     ------------
               CHEMICALS (3.7%)
   1,100,000   Monsanto
                  5.500%  04-01-98                     1,084,875
                                                     ------------
               COMMUNICATIONS (3.4%)
   1,006,000   AT&T Corp.
                  5.700%  01-21-98                     1,002,814
                                                     ------------
               COMPUTER AND RELATED (3.4%)
     613,000   International Business Machines
                  5.740%  01-26-98                       610,557
     380,000   International Business Machines
                  5.730%  02-04-98                       377,944
                                                     ------------
                                                         988,501
                                                     ------------
               CONTAINERS (1.1%)
     310,000   Crown Cork & Seal
                  6.000%  03-12-98                       306,383
                                                     ------------

               ELECTRICAL EQUIPMENT (11.8%)
   1,250,000   Avnet, Inc.
                  5.780%  02-19-98                     1,240,166
   1,022,000   GE Capital
                  5.850%  01-28-98                     1,017,516
   1,194,000   GTE Capital
                  6.250%  02-06-98                     1,186,394
                                                     ------------
                                                       3,444,076
                                                     ------------
               ENTERTAINMENT AND LEISURE (2.6%)
     747,000   Walt Disney
                  5.520%  01-02-98                       746,885
                                                     ------------
               FOOD AND RELATED (3.8%)
   1,100,000   Coca-Cola
                  5.660%  01-23-98                     1,096,195
                                                     ------------
               INDUSTRIAL SERVICES (3.8%)
     930,000   Fluor Corp.,
                  5.780%  01-30-98                       925,670
     190,000   Growmark Inc.
                  5.800%  01-05-98                       189,877
                                                     ------------
                                                       1,115,547
                                                     ------------


    FACE                                             MARKET
   AMOUNT          SHORT-TERM NOTES                  VALUE
-------------------------------------------------------------
            FINANCIAL SERVICES (20.9%)
$1,200,000  American Express Credit
               5.750%  01-27-98                  $1,195,017
   276,000  Associates Corp.
               5.750%  01-16-98                     275,339
   665,000  Cigna Corp.
               5.900%  01-29-98                     661,948
 1,050,000  Heller Financial Services
               5.620%  01-20-98                   1,046,886
   400,000  Household Finance Corp.
               5.800%  01-09-98                     399,484
   810,000  Household Finance Corp.
               5.540%  01-12-98                     808,629
   821,000  John Deere Capital Corp.
               5.510%  01-07-98                     820,246
   900,000  LGE Capital Corp. (b)
               5.750%  03-23-98                     888,356
                                               -------------
                                                  6,095,905
                                               -------------
            INSURANCE SERVICES (11.1%)
   960,000  American General Finance
               5.650%  02-12-98                     953,672
 1,100,000  MetLife Funding
               5.690%  01-22-98                   1,096,349
 1,198,000  Prudential Funding Corp.
               5.820%  01-08-98                   1,196,644
                                               -------------
                                                  3,246,665
                                               -------------
            MEDICAL AND RELATED (6.6%)
 1,000,000  Allergan Inc.
               6.050%  02-17-98                     992,101
   933,000  Schering Corp.
               5.650%  02-03-98                     928,168
                                               -------------
                                                  1,920,269
                                               -------------
            RETAIL (10.3%)
 1,126,000  Sears Roebuck Acceptance Corp.
               5.650%  01-14-98                   1,123,703
   974,000  Southland
               5.780%  01-20-98                     971,029
   919,000  Winn-Dixie
               5.500%  01-06-98                     918,298
                                               -------------
                                                  3,013,030
                                               -------------
            UTILITIES (6.9%)
   900,000  Houston Industries (b)
               5.800%  01-09-98                     898,840
 1,108,000  Interstate Power
               5.840%  01-13-98                   1,105,843
                                               -------------
                                                  2,004,683
                                               -------------

            TOTAL HOLDINGS
            (COST $29,159,874) (a)              $29,159,874
                                               =============

(a) Also represents cost for Federal income tax purposes.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,787,196 or 6.1% of net assets.



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                               DECEMBER 31, 1997

Assets:
 Investments in securities at market
  value (note 1) (cost $29,159,874).........         $29,159,874
 Cash in bank ..............................                  73
 Receivable for fund shares sold............           1,816,815
 Other .....................................               1,650
                                                   -------------
  Total assets .............................          30,978,412
                                                   -------------
Liabilities:
 Payable for investment management
  services (note 3) ........................               6,125
 Dividends payable .........................                  27
 Payable for shares redeemed ...............           1,826,638
 Other accrued expenses ....................               4,009
                                                   -------------
  Total liabilities ........................           1,836,799
                                                   -------------
Net assets at market value                           $29,141,613
                                                   =============
Net assets consist of:
 Par value, $1 per share ...................          $2,914,161
 Paid-in capital in excess of par value ....          26,227,452
                                                   -------------

Net assets at market value                           $29,141,613
                                                   =============

Shares outstanding (note 4).................           2,914,161

Net asset value per share...................              $10.00
                                                   =============


STATEMENT OF OPERATIONS
                     YEAR ENDED DECEMBER 31, 1997

Investment income:
 Interest............................ $1,331,745
                                     -----------
Expenses:
 Management fees (note 3)............     71,176
 Custodian fees (note 3).............      5,000
 Directors' fees (note 3)............        960
 Professional fees...................      2,963
 Accounting and transfer agent fees..     17,078
 Other...............................      4,673
                                     -----------
  Total expenses.....................    101,850
  Less fees waived (note 3) .........    (11,867)
                                     -----------
   Net expenses .....................     89,983
                                     -----------
  Net investment income ............. $1,241,762
                                     -----------
   Net increase in net
   assets from operations............ $1,241,762
                                     ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED      YEAR ENDED
                                                                                          12-31-97        12-31-96
                                                                                         ----------      ----------
From operations:
 Net investment income .............................................................     $1,241,762        $979,842
                                                                                        -----------     -----------

Dividends and distributions to shareholders:
 Dividends paid from net investment income .........................................     (1,241,762)       (979,842)
                                                                                        -----------     -----------

From capital share transactions (note 4):
 Received from shares sold .........................................................     40,064,944      28,544,523
 Received from dividends reinvested ................................................      1,241,762         979,842
 Paid for shares redeemed ..........................................................    (37,676,423)    (19,728,821)
                                                                                        -----------     -----------
  Increase in net assets derived from capital share transactions....................      3,630,283       9,795,544
                                                                                        -----------     -----------

    Increase in net assets .........................................................      3,630,283       9,795,544
Net Assets:
 Beginning of period ...............................................................     25,511,330      15,715,786
                                                                                        -----------     -----------

 End of period......................................................................    $29,141,613     $25,511,330
                                                                                        ===========     ===========


FINANCIAL HIGHLIGHTS

                                                                    YEARS ENDED DECEMBER 31,
                                                       1997     1996         1995         1994          1993
                                                      ------   ------       ------        ------       ------
Per share data:
Net asset value, beginning of period................. $10.00   $10.00       $10.00        $10.00       $10.00
Income from investment operations:
 Net investment income...............................   0.52     0.50         0.54          0.39         0.27
                                                      ------   ------       ------        ------       ------
Less distributions:
 Dividends from net investment income ...............  (0.52)   (0.50)       (0.54)        (0.39)       (0.27)
                                                      ------   ------       ------        ------       ------
Net asset value, end of period....................... $10.00   $10.00       $10.00        $10.00       $10.00
                                                      ======   ======       ======        ======       ======

Total return.........................................   5.37%    5.17%        5.62%         4.00%        2.71%

Ratios net of fees waived by advisor (a):
 Ratio of expenses to average net assets ............   0.38%    0.44%        0.44%         0.39%        0.53%
 Ratio of net investment income to average net assets   5.11%    4.98%        5.39%         3.69%        2.71%
Ratios assuming no fees waived by advisor:
 Ratio of expenses to average net assets ............   0.43%    0.49%        0.55%         0.59%        0.63%
 Ratio of net investment income to average net assets   5.06%    4.93%        5.27%         3.51%        2.60%

Net assets at end of period (millions)...............  $29.1    $25.6        $15.7         $13.1        $19.1


(a) On and after June 17, 1993, the advisor has waived part of the management fee to the extent such fee exceeds an annual rate of 0.25% of the Money Market Portfolio's daily net asset value.



   The accompanying notes are an integral part of these financial statements.

BOND PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.


PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                   9.28%
Three-year                                10.45%
Five-year                                  7.48%
Ten-year                                   8.30%
Since inception (11/2/82)                  8.70%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.



COMMENTS

The Bond Portfolio returned 9.28% in 1997 versus 7.87% for the Lehman Brothers Government/Corporate Intermediate Bond Index. The portfolio has a slightly longer maturity structure than the index and benefited from the overall decline in interest rates during 1997.

The portfolio should perform in line with the index during 1998 if we are correct in forecasting less volatility in interest rates than was the case in 1997. Remember that past performance is not necessarily predictive of future results.

CHANGE IN VALUE OF $10,000 INVESTMENT

                                  1997
Bond Portfolio                  $23,528
Lehman Bros. Government/Corp.
 Index-Intermediate             $24,271


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF DECEMBER 31, 1997

                                                % Net Assets
1.  Anixter 8.00% 09/15/2003                         4.8
2.  Colonial 8.05% 7/15/2006                         4.5
3.  Texas Utilities 7.48% 1/1/2017                   3.4
4.  Mississippi Chemical Corp 7.25% 11/15/2017       3.2
5.  ITT Dest 6.75% 11/15/05                          3.1
6.  Mississippi Power & Light 8.80% 4/1/05           2.5
7.  Pioneer 8.50% 08/01/2006                         2.4
8.  Northwest Airlines 8.07%  1/2/15                 2.4
9.  Great Lakes 8.90% 12/1/99                        2.4
10. Mobile Energy 8.665% 1/1/17                      2.4

TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997

                                              % of Net Assets
Utilities                                          15.2
Oil, Energy, and Natural Gas                       11.3
Electrical Equipment                                9.2
Real Estate and Leasing                             7.1
Transportation and Equipment                        5.2

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1997

    FACE                                               MARKET
   AMOUNT      LONG-TERM BONDS & NOTES                 VALUE
-------------------------------------------------------------------

             GOVERNMENT (2.4%)
  $500,000   U.S. Treasury Note
                7.875%  11-15-99                      $519,376
                                                  -------------

             AUTOMOTIVE AND RELATED (2.9%)
   100,000   Arvin Industries
                10.000%  08-01-00                      107,533
   500,000   GMAC
                8.400%  10-15-99                       519,699
                                                  -------------
                                                       627,232
                                                  -------------
             CHEMICALS (3.2%)
   700,000   Mississippi Chemical Corp.
                7.250%  11-15-17                       702,849
                                                  -------------
             COMMUNICATIONS (2.2%)
   200,000   Comcast Cable Communications
               8.375%  05-01-07                        223,107
   250,000   Tele-Communications, Inc.
                8.250%  01-15-03                       267,592
                                                  -------------
                                                       490,699
                                                  -------------
             COMPUTER AND RELATED (2.1%)
   300,000   Apple Computer Inc.
                6.500%  02-15-04                       250,500
   200,000   Comdisco, Inc.
                7.750%  09-01-99                       205,163
                                                  -------------
                                                       455,663
                                                  -------------
             CONSUMER GOODS (2.5%)
   200,000   RJR Nabisco Inc.
                8.750%  04-15-04                       215,149
   300,000   RJR Nabisco Inc.
                8.625%  12-01-02                       319,457
                                                  -------------
                                                       534,606
                                                  -------------
             ELECTRICAL EQUIPMENT (9.2%)
 1,000,000   Anixter Intl.
                8.000%  09-15-03                     1,051,395
   500,000   Pioneer
                8.500%  08-01-06                       530,601
   400,000   Tektronix Inc.
                7.500%  08-01-03                       416,960
                                                  -------------
                                                     1,998,956
                                                  -------------
             FINANCIAL SERVICES (3.5%)
   250,000   Aristar Inc.
                5.750%  07-15-98                       249,831
   500,000   St. Paul Bancorp Inc.
               7.125%  02-15-04                        509,922
                                                  -------------
                                                       759,753
                                                  -------------
             FORESTRY AND PAPER PRODUCTS (3.9%)
   300,000   Boise Cascade Co.
                9.850%  06-15-02                       338,356
   250,000   Champion International
                7.700%  12-15-99                       257,168
   250,000   ITT Rayonier Inc.
                7.500%  10-15-02                       262,424
                                                  -------------
                                                       857,948
                                                  -------------
             FOOD AND RELATED (2.3%)
   500,000   Gruma, SA de C.V.
                7.625%  10-15-07                       492,329
                                                  -------------



  FACE                                                 MARKET
 AMOUNT       LONG-TERM BONDS & NOTES                   VALUE
-------  -------------------------------------------------------

           GOVERNMENT (FOREIGN) (2.2%)
$200,000   British Columbia
              7.000%  01-15-03                        $207,976
 250,000   Province of Quebec
              8.625%  01-19-05                         281,493
                                                   ------------
                                                       489,469
                                                   ------------
           HOTEL/LODGING (4.6%)
 700,000   ITT Destinations
             6.750%  11-15-05                          674,428
 300,000   Marriott International
              7.875%  04-15-05                         323,937
                                                   ------------
                                                       998,365
                                                   ------------
           HOUSING, FURNITURE AND RELATED (0.8%)
 140,000   Armstrong World
              9.750%  04-15-08                         175,282
                                                   ------------

           INSURANCE (3.1%)
 250,000   Continental Corp.
              7.250%  03-01-03                         258,340
 400,000   Transamerica Finance Corp.
              7.500%  03-15-04                         420,482
                                                   ------------
                                                       678,822
                                                   ------------
           MEDICAL AND RELATED (2.6%)
 250,000   Bergen Brunswig
              7.375%  01-15-03                         261,052
 300,000   Cardinal Health Inc.
              6.500%  02-15-04                         302,808
                                                   ------------
                                                       563,860
                                                   ------------
           METALS AND MINING (2.3%)
 500,000   Cyprus Minerals
              6.625%  10-15-05                         499,199
                                                   ------------



           OIL, ENERGY AND NATURAL GAS (11.3%)
 200,000   Atlantic Richfield
              8.550%  03-01-12                         241,529
 100,000   DeKalb Energy
              9.875%  07-15-00                         108,120
 400,000   Dresser Industries, Inc.
              6.250%  06-01-00                         402,562
 125,000   Marathon Oil
              7.000%  06-01-02                         127,516
 480,937   Mobile Energy Services Co.
              8.665%  01-01-17                         519,297
 400,000   PDV America, Inc.
              7.875%  08-01-03                         414,481
 140,000   Shell Oil Co.
              6.950%  12-15-98                         141,423
 500,000   System Energy
              7.800%  08-01-00                         508,059
                                                   ------------
                                                     2,462,987
                                                   ------------
           REAL ESTATE (7.1%)
 300,000   Avalon Properties Inc.
              7.375%  09-15-02                         308,221
 900,000   Colonial Realty
              8.050%  07-15-06                         977,826
 250,000   Sun Communities
              7.625%  05-01-03                         261,225
                                                   ------------
                                                     1,547,272
                                                   ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1997

    FACE                                           MARKET
   AMOUNT      LONG-TERM BONDS & NOTES             VALUE
-----------------------------------------------------------

             RESTAURANTS (2.3%)
  $500,000   Wendy's Inc.
                6.350%  12-15-05                  $495,750
                                              -------------

             TRANSPORTATION (5.2%)
   250,000   American President Cos., Ltd.
                7.125%  11-15-03                   245,663
   350,000   Illinois Central Gulf Railroad
                6.750%  05-15-03                   356,112
   495,731   Northwest Airlines
                8.070%  01-02-15                   528,529
                                              -------------
                                                 1,130,304
                                              -------------
             UTILITIES (15.2%)
   200,000   Cleveland Electric Illum.
                7.625%  08-01-02                   206,800
   500,000   Great Lakes Power Inc.
                8.900%  12-01-99                   523,246
   250,000   Kansas Gas & Electric
                8.290%  03-29-16                   268,628
   550,000   Mississippi Power & Light
                8.800%  04-01-05                   552,404
   375,000   New Orleans Public Service Co.
                8.670%  04-01-05                   378,754
   200,000   Old Dominion Electric Co-op
                8.760%  12-01-22                   228,161
   200,000   Sprint Corp.
                8.125%  07-15-02                   214,800
   700,000   Texas Utilities Electric Co.
                7.480%  01-01-17                   731,224
   200,000   Toledo Edison Co.
                7.875%  08-01-04                   209,660
                                              -------------
                                                 3,313,677
                                              -------------
             TOTAL LONG-TERM BONDS & NOTES
               (90.9%) (COST  $19,074,374)     $19,794,398
                                              -------------

                                                        MARKET
     SHARES      WARRANTS                               VALUE
----------------------------------------------------------------------
       500   Plastic Specialties                          $500
                                                  -------------
             TOTAL WARRANTS
                (0.0%)  (COST  $0)                        $500
                                                  -------------

                                                       MARKET
     SHARES      PREFERRED STOCK                       VALUE
---------------------------------------------------------------
             UTILITIES (1.5%)
    12,000   GTE Delaware, 8.750%, Series B           $318,000
                                                  -------------

             TOTAL PREFERRED STOCKS
                (1.5%)  (COST  $300,000)              $318,000
                                                  -------------


   FACE                                             MARKET
  AMOUNT            SHORT-TERM NOTES                  VALUE
---------------------------------------------------------------
             AUTOMOTIVE AND RELATED (1.6%)
  $200,000   Ford Motor Credit Co.
                6.150% 01-02-98                       $199,966
   150,000   General Motors Acceptance
                6.150% 01-06-98                        149,872
                                                  -------------
                                                       349,838
                                                  -------------
             FINANCE (2.9%)
   378,000   American Express Credit
                5.830%  01-08-98                       377,571
   263,000   Household Finance
                6.100%  01-07-98                       262,733
                                                  -------------
                                                       640,304
                                                  -------------
             TOTAL SHORT-TERM NOTES
                (4.5%) (COST  $990,142)               $990,142
                                                  -------------

             TOTAL HOLDINGS
                (COST  $20,364,516)(A)             $21,103,040
                                                  =============

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                   DECEMBER 31, 1997

Assets:
 Investments in securities at market
  value (note 1) (cost $20,364,516).................     $21,103,040
 Cash in bank ......................................           1,165
 Receivable for fund shares sold....................         258,758
 Dividends and accrued interest receivable .........         420,082
 Other .............................................           1,377
                                                         -----------
  Total assets .....................................      21,784,422
                                                         -----------
Liabilities:
 Payable for investment management
  services (note 3) ................................          11,513
 Other accrued expenses ............................           5,879
                                                         -----------
  Total liabilities ................................          17,392
                                                         -----------
Net assets at market value                               $21,767,030
                                                         ===========
Net assets consist of:
 Par value, $1 per share ...........................      $2,038,526
 Paid-in capital in excess of par value ............      19,030,792
 Accumulated undistributed net realized
  loss on investments (note 1) .....................         (44,128)
 Net unrealized appreciation on investments (note 1)         738,524
 Undistributed net investment income ...............           3,316
                                                        ------------
Net assets at market value                               $21,767,030
                                                        ============

Shares outstanding (note 4).........................       2,038,526

Net asset value per share...........................          $10.68
                                                        ============

STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

Investment income:
 Interest................................   $1,469,892
 Dividends...............................       42,699
                                            ----------
  Total investment income................    1,512,591
                                            ----------
Expenses:
 Management fees (note 3)................      121,188
 Custodian fees (note 3).................        5,000
 Directors' fees (note 3)................          840
 Professional fees.......................        2,534
 Accounting and transfer agent fees .....       23,717
 Other...................................        4,214
                                            ----------
  Total expenses.........................      157,493
                                            ----------
  Net investment income .................   $1,355,098
                                            ----------
Realized and unrealized gain on investments:
 Net realized gain from investments .....      $38,573
 Net increase in unrealized
  appreciation on investments ...........      399,815
                                            ----------
   Net gain on investments...............      438,388
                                            ----------
   Net increase in net
   assets from operations................   $1,793,486
                                            ==========





   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED       YEAR ENDED
                                                                                                  12-31-97         12-31-96
                                                                                                 ----------       ----------
From operations:
 Net investment income ...................................................................       $1,355,098       $1,278,401
 Realized gain on investments ............................................................           38,573            2,392
 Unrealized gain (loss) on investments ...................................................          399,815         (518,569)
                                                                                                -----------      -----------
   Net increase in assets from operations.................................................        1,793,486          762,224
                                                                                                -----------      -----------

Dividends and distributions to shareholders:
 Dividends paid from net investment income ...............................................       (1,690,155)      (1,230,887)
                                                                                                -----------      -----------

From capital share transactions (note 4):
 Received from shares sold ...............................................................        6,831,247        6,923,633
 Received from dividends reinvested ......................................................        1,690,155        1,230,887
 Paid for shares redeemed ................................................................       (7,636,590)      (4,971,363)
                                                                                                -----------      -----------
  Increase in net assets derived from capital share transactions..........................          884,812        3,183,157
                                                                                                -----------      -----------

    Increase in net assets ...............................................................          988,143        2,714,494
Net Assets:
 Beginning of period .....................................................................       20,778,887       18,064,393
                                                                                                -----------      -----------

 End of period (a) .......................................................................      $21,767,030      $20,778,887
                                                                                                ===========      ===========

(a) Includes undistributed net investment income of.......................................           $3,316         $338,373
                                                                                                ===========      ===========


Financial Highlights

                                                                               YEARS ENDED DECEMBER 31,
                                                                 1997     1996     1995          1994        1993
                                                                ------   ------   ------        -----       ------
Per share data:
Net asset value, beginning of period........................... $10.62   $10.93    $9.70       $10.87       $10.45
Income (loss) from investment operations:
 Net investment income.........................................   0.71     0.69     0.70         0.67         0.69
 Net realized and unrealized gain (loss) on investments .......   0.23    (0.32)    1.08        (1.07)        0.41
                                                                ------   ------   ------        -----       ------
  Total income (loss) from investment operations...............   0.94     0.37     1.78        (0.40)        1.10
                                                                ------   ------   ------        -----       ------
Less distributions:
 Dividends from net investment income .........................  (0.88)   (0.68)   (0.55)       (0.69)       (0.68)
 Distributions from net realized capital gains.................   0.00     0.00     0.00        (0.08)        0.00
                                                                ------   ------   ------        -----       ------
  Total distributions..........................................  (0.88)   (0.68)   (0.55)       (0.77)       (0.68)
                                                                ------   ------   ------        -----       ------
Net asset value, end of period................................. $10.68   $10.62   $10.93        $9.70       $10.87
                                                                ======   ======   ======        =====       ======

Total return...................................................   9.28%    3.71%   18.90%        3.84%       10.69%

Ratios and supplemental data:
 Ratio of expenses to average net assets ......................   0.78%    0.79%    0.75%        0.63%        0.62%
 Ratio of net investment income to average net assets .........   6.67%    6.54%    6.76%        6.71%        6.33%
Portfolio turnover rate........................................     10%       3%       4%           5%          13%

Net assets at end of period (millions).........................  $21.8    $20.8    $18.1        $13.1        $12.0




   The accompanying notes are an integral part of these financial statements.

OMNI PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                  18.15%
Three-year                                18.78%
Five-year                                 13.47%
Ten-year                                  12.57%
Since inception (9/10/84)                 12.05%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

The Omni Portfolio's performance for 1997 trailed that of the S&P 500 Index for three primary reasons. First, the portfolio's investments consist of common stocks and their equivalent, corporate and Treasury bonds and cash. This portfolio structure will not outperform the S&P 500 Index in a strong large-cap-led stock market. Second, the common stock portion of the portfolio (approximately 65%) consists of small-, medium- and large-capitalization stocks. Small- and mid-sized equities have generally not kept pace with the larger companies. Finally, the cash position of the portfolio (approximately 17%) both helped and hurt its performance during the fourth quarter of the year. It cushioned the effects of the stock market correction, but also didn't participate in the year-end stock bounce or the bond rally during the quarter.
   Looking forward, we expect continued volatility in the equity markets. Continued strong cash flows into mutual funds could push markets higher. Concerns about slowing profit growth and economic uncertainty in emerging growth areas and its impact on the rest of the world could cause sharp sell-offs. We expect equity returns to gravitate toward their long-term averages. Fixed-income instruments should continue to provide steady results.

CHANGE IN VALUE OF $10,000 INVESTMENT

                     OMNI PORTFOLIO        S&P 500 INDEX
'88
'87
'88
'89
'90
'91
'92
'93
'94
'95
'96
'97                  $31,687               $54,169

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF DECEMBER 31, 1997

                                              % of Net Assets
1.  Camco International Inc.                         1.5
2.  Ford Motor Corp.                                 1.5
3.  Owens-Illinois Inc                               1.4
4.  American International Group                     1.4
5.  Cisco Systems Inc                                1.3
6.  Chubb Corp                                       1.2
7.  US Treasury Note 7.75% 2/15/2001                 1.1
8.  General Electric Corp                            1.1
9.  Allied Signal Inc.                               1.0
10. Hewlett-Packard Co.                              1.0

TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997

                                              % of Net Assets
Oil, Energy, and Natural Gas                       11.3
Computer and Related                                7.9
Electrical Equipment                                6.1
Banking                                             4.7
Insurance Services                                  4.6
                                    19

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1997

    FACE                                               MARKET
   AMOUNT            LONG-TERM BONDS & NOTES           VALUE
--------------------------------------------------------------------------------
              GOVERNMENT (1.8%)
   $775,000   U.S. Treasury Note
                 6.375%  07-15-99                      $783,477
    500,000   U.S. Treasury Note
                 7.875%  11-15-99                       519,376
  2,005,000   U.S. Treasury Note
                 7.750%  02-15-01                     2,122,168
                                                     ----------
                                                      3,425,021
                                                     ----------
              AEROSPACE (0.3%)
    500,000   AAR Corp.
                 7.250%  10-15-03                       503,884
                                                     ----------

              BANKING (0.8%)
    400,000   Citified Bancorp Inc.
                 8.250%  03-01-03                       408,036
  1,000,000   Green Tree Financial Cl. A6
                 8.700%  06-15-25                     1,083,750
                                                     ----------
                                                      1,491,786
                                                     ----------
              COMMUNICATIONS (1.1%)
  1,600,000   Comcast Cable Communications
                 8.375%  05-01-07                     1,784,859
    300,000   Sprint
                 8.125%  07-15-02                       322,201
                                                     ----------
                                                      2,107,060
                                                     ----------
              COMPUTERS AND RELATED (0.3%)
    700,000   Apple Computer, Inc.
                 6.500%  02-15-04                       584,500
                                                     ----------
              CONSUMER GOODS (0.2%)
    400,000   RJR Nabisco, Inc.
                 8.750%  04-15-04                       430,298
                                                     ----------
              FOOD AND RELATED (0.4%)
    740,000   Marsh Supermarkets Inc.
                 8.875%  04-01-07                       749,250
                                                     ----------
              FORESTRY AND PAPER PRODUCTS (0.8%)
    700,000   Boise Cascade Co.
                 9.850%  06-15-02                       789,498
    500,000   Champion International
                 9.875%  06-01-00                       541,011
    250,000   ITT Rayonier, Inc.
                 7.500%  10-15-02                       262,424
                                                     ----------
                                                      1,592,933
                                                     ----------
              HOUSING, FURNITURE AND RELATED (0.1%)
    250,000   Armstrong World
                 9.750%  04-15-08                       313,005
                                                     ----------
              INDUSTRIAL SERVICES (0.2%)
    400,000   Medar Sr Sec Notes
                 12.950%  06-30-05                      365,600
                                                     ----------
              INSURANCE (0.6%)
    500,000   Continental Corp.
                 7.250%  03-01-03                       516,681
     600000   Transamerica Finance Corp.
                 7.500%  03-15-04                       630,722
                                                     ----------
                                                      1,147,403
                                                     ----------


   FACE                                               MARKET
  AMOUNT            LONG-TERM BONDS & NOTES           VALUE
             MACHINERY (0.2%)
  $500,000   ABC Rail Products Corp.
                9.125%  01-15-04                       $485,000
                                                     ----------
             MEDICAL AND RELATED (0.8%)
   500,000   Bergen Brunswig
                7.375%  01-15-03                        522,104
 1,000,000   Tenet Healthcare Corp.
                8.625%  01-15-07                      1,052,200
                                                     ----------
                                                      1,574,304
                                                     ----------
             METALS AND MINING (0.2%)
   500,000   Cyprus Minerals
                6.625%  10-15-05                        499,199
                                                     ----------
             OIL, ENERGY AND NATURAL GAS (1.7%)
   400,000   Dekalb Energy
                9.875%  07-15-00                        432,480
   350,000   Dresser Industries, Inc.
                6.250%  06-01-00                        352,242
   375,000   Marathon Oil
                7.00%  06-01-02                         382,547
   600,000   PDV America, Inc.
                7.875%  08-01-03                        621,722
   500,000   Petroleos Mexicanos Global
                8.850%  09-15-04                        496,250
   500,000   United Refining Company
                10.750%  06-15-07                       527,500
   500,000   Union Texas Petroleum
                8.250%  11-15-99                        518,000
                                                     ----------
                                                      3,330,741
                                                     ----------
             TRANSPORTATION (0.5%)
   500,000   American President Cos., Ltd.
                7.125%  11-15-03                        491,327
   400,000   Illinois Central Gulf Railroad
                6.750%  05-15-03                        406,985
                                                     ----------
                                                        898,312
                                                     ----------
             UTILITIES (1.6%)
   400,000   Cleveland Electric Illum.
                7.625%  08-01-02                        413,600
 1,000,000   Great Lakes Power
                9.000%  08-01-04                      1,104,987
   500,000   Mississippi Power & Light
                8.800%  04-01-05                        502,185
   400,000   Old Dominion Elec. Co.
                8.760%  12-01-22                        456,322
   500,000   Texas New Mexico Power Co.
                9.250%  09-15-00                        528,954
                                                     ----------
                                                      3,006,048
                                                     ----------
             TOTAL LONG-TERM BONDS & NOTES
                (11.6%) (COST  $21,565,177)         $22,504,344
                                                     ----------

   FACE                                                  MARKET
  AMOUNT                SHORT-TERM NOTES                  VALUE
--------------------------------------------------------------------------------
             AUTOMOTIVE AND RELATED (3.2%)
$3,283,000   General Motors Acceptance Corp.
                5.900%  01-09-98                     $3,277,031
 2,871,000   Ford Motor
                5.950%  01-12-98                      2,867,236
                                                     ----------
                                                      6,144,267
                                                    (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1997

    FACE                                               MARKET
   AMOUNT                SHORT-TERM NOTES              VALUE
--------------------------------------------------------------------------------
              FINANCE (9.5%)
 $1,000,000   American Express Credit Corp.
                 6.000%  01-05-98                      $999,333
  2,494,000   American Express Credit Corp.
                 5.850%  01-05-98                     2,492,379
  4,234,000   CIT Group Holding
                 5.550%  01-02-98                     4,233,347
  2,500,000   General Electric Capital
                 6.02%  01-7-98                       2,497,492
  4,798,000   Heller Financial
                 6.150%  01-08-98                     4,792,262
  1,017,000   Household Finance
                 6.100%  01-09-98                     1,015,621
  2,469,000   John Deere Capital
                 6.080%  01-07-98                     2,466,498
                                                    -----------
                                                     18,496,932
                                                    -----------
              INSURANCE (1.9%)
  3,697,000   Prudential Funding
                 5.950%  01-13-98                     3,689,668
                                                    -----------
              RETAIL (2.3%)
  3,927,000   Sears Roebuck Acceptance Corp.
                 6.000%  01-06-98                     3,923,728
    500,000   Sears Roebuck Acceptance Corp.
                 6.070%  01-06-98                       499,579
                                                    -----------
                                                      4,423,307
                                                    -----------
              TOTAL SHORT-TERM NOTES
                 (16.9%) (COST  $32,754,174)        $32,754,174
                                                    -----------
                                                       MARKET
      SHARES               COMMON STOCK                VALUE
--------------------------------------------------------------------------------
              AEROSPACE (2.4%)
     49,000   Allied Signal, Inc.                    $1,907,937
     16,456   Boeing Co.                                805,316
     21,600   Raytheon Co.                            1,090,800
     17,350   Rockwell International Corp.              906,538
                                                    -----------
                                                      4,710,591
                                                    -----------
              AUTOMOTIVE AND RELATED (3.1%)
      7,500   Arvin Industries, Inc.                    249,844
     11,700   Chrysler Corp.                            411,694
     26,000   Cooper Tire & Rubber                      633,750
      8,000   Eaton Corp.                               714,000
     58,777   Ford Motor Co.                          2,861,705
     10,000   Magna International, Inc.                 628,125
     34,000   Walbro Corp.                              456,875
                                                    -----------
                                                      5,955,993
                                                    -----------
              BANKING (3.6%)
     14,332   Charter One Financial, Inc.               904,708
     25,000   Flagstar Bancorp                          494,922
     36,000   First International Bank                  436,500
     20,000   First Union Corp.                       1,025,000
     17,500   Long Island Bancorp, Inc.                 868,437
     22,500   Mellon Bank Corp.                       1,364,063
     13,050   Nations Bank Corporation                  793,603
      7,000   Star Banc                                 401,625
     18,750   Susquehanna Bancshares, Inc.              717,188
                                                    -----------
                                                      7,006,046
                                                    -----------

                                                         MARKET
     SHARES               COMMON STOCK                    VALUE
--------------------------------------------------------------------------------
             BUSINESS SERVICES (3.4%)
    37,000  *Alternative Resources Co.                 $853,313
    55,000   First Data Corp.                         1,608,750
    30,000   Hewlett-Packard Co.                      1,875,000
    30,000  *Lo Jack Corp.                              442,500
    45,000   Manpower, Inc.                           1,586,250
     5,000   Standard Register Co.                      173,750
                                                    -----------
                                                      6,539,563
                                                    -----------
             CHEMICALS (3.1%)
    11,000   Chemitrol                                  242,000
     5,000   E I DuPont DeNemours & Co.                 300,312
    18,000   Engelhard Corp.                            312,750
    25,625   Hanson Trust PLC                           590,977
    25,000   Hercules Inc.                            1,251,563
    12,000   Lubrizol Corp.                             442,500
    20,000   Minerals Technologies Inc.                 908,750
    15,000   Monsanto Co.                               630,000
    39,000   OM Group, Inc.                           1,428,375
                                                    -----------
                                                      6,107,227
                                                    -----------
             COMMUNICATIONS (0.9%)
    65,000   Andrew Corp.                             1,560,000
    11,250   Mastec, Inc.                               257,344
                                                    -----------
                                                      1,817,344
                                                    -----------
             COMPUTER AND RELATED (7.5%)
    28,000  *3Comm Corp.                                978,250
    45,000   Cisco Systems, Inc.                      2,508,750
    34,500   Computer Associates                      1,824,188
     6,600  *Computer Sciences Corp.                    551,100
    22,000   Intel Corp.                              1,545,500
    16,000  *LSI Logic                                  316,000
    55,000   MacNeal-Schwendler Corp.                   529,375
    30,000   Mapics Inc.                                326,250
    10,000  *Microsoft Corp.                          1,292,500
    47,058  *Seagate Technology, Inc.                   905,866
    40,000  *Sun Microsystems, Inc.                   1,595,000
    36,000   Texas Instruments, Inc.                  1,620,000
    17,000  *Zebra Tech Corp. Cl. A                     505,750
                                                    -----------
                                                     14,498,529
                                                    -----------
             CONSUMER PRODUCTS (1.0%)
    41,500  *Acorn Products                             415,000
    50,000  *Sola International                       1,625,000
                                                    -----------
                                                      2,040,000
                                                    -----------
             CONTAINERS (2.0%)
    24,000   Crown Cork & Seal Co.                    1,203,000
    70,000  *Owens-Illinois, Inc.                     2,655,625
                                                    -----------
                                                      3,858,625
                                                    -----------
             DRUGS (1.2%)
    32,000  *Applied Analytical                         528,000
    28,000   Abbott Laboratories                      1,835,750
                                                    -----------
                                                      2,363,750
                                                    -----------
             DURABLE GOODS (0.1%)
    15,000  *Meadow Craft Inc.                          176,250
                                                    -----------

             ENTERTAINMENT & LEISURE (1.3%)
    66,000   Cedar Fair                               1,707,750
    36,000  *Mirage Resorts Inc.                        819,000
                                                    -----------
                                                      2,526,750
                                                    -----------
                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1997

                                                       MARKET
      SHARES               COMMON STOCK                VALUE
--------------------------------------------------------------------------------
              ELECTRICAL EQUIPMENT (5.5%)
     35,000  *Advanced Lighting                        $665,000
     33,333  *Analog Devices, Inc.                      922,907
     52,500  *Anixter International, Inc.               866,250
     52,000   BMC Industries Inc.                       838,500
     26,116   Federal Signal Corp.                      564,759
     28,000   General Electric Co.                    2,054,500
     18,900  *Hubbell Inc. Cl. B                        932,006
     18,000   Varian Associates, Inc.                   910,125
     40,000   Westinghouse Electric                   1,177,500
     22,500   Xerox Corp.                             1,660,781
                                                    -----------
                                                     10,592,328
                                                    -----------
              FOOD AND RELATED (1.0%)
     50,000   Food Lion Inc. Cl. A                      421,875
     16,500   H.J. Heinz Co.                            838,406
     23,000   Pan American Beverages, Inc.              750,375
                                                    -----------
                                                      2,010,656
                                                    -----------
              FORESTRY AND PAPER PRODUCTS (0.7%)
     38,000   Sonoco Products Inc.                    1,318,125
                                                    -----------
              HOTEL/LODGING (0.4%)
     25,000  *Guest Supply                              328,125
     23,000   La Quinta Inns                            444,188
                                                    -----------
                                                        772,313
                                                    -----------
              HOUSING, FURNITURE & RELATED (1.9%)
     71,025   Clayton Homes                           1,278,450
     55,000   Haverty Furniture Co.                     742,500
     24,000   Newell Co.                              1,020,000
     35,000   Shelby Williams                           577,500
                                                    -----------
                                                      3,618,450
                                                    -----------
              INDUSTRIAL SERVICES (0.5%)
     30,000   Clarcor                                   888,750
      4,000  *Puretec Corp.                              12,375
      1,600   Regal Beloit                               47,300
                                                    -----------
                                                        948,425
                                                    -----------
              INSURANCE (4.0%)
      8,983   Aegon NV                                  805,101
     24,187   American International Group            2,630,336
     30,000   Chubb Corp.                             2,268,750
          6   Cincinnati Financial Corp.                    844
     20,000   Equitable Cos., Inc.                      995,000
     12,500   St. Paul Cos.                           1,025,781
                                                    -----------
                                                      7,725,812
                                                    -----------
              MACHINERY (1.5%)
     12,000   Caterpillar, Inc.                         582,750
     33,000   Hardinge Inc.                           1,229,250
     41,000   Stewart & Stevenson                     1,045,500
                                                    -----------
                                                      2,857,500
                                                    -----------
              MEDICAL AND RELATED (2.7%)
     20,300   Allegiance Corp.                          719,381
     26,500   Baxter International                    1,336,594
     20,000  *Cephalon                                  227,500
     32,500  *Foundation Health Corp.                   727,188
     18,000  *Humana, Inc.                              373,500
     37,500  *Quorum Health Group Inc.                  979,687
     19,000   United Healthcare Corp.                   944,062
                                                    -----------
                                                      5,307,912
                                                    -----------

                                                         MARKET
     SHARES               COMMON STOCK                    VALUE
--------------------------------------------------------------------------------
             METALS AND MINING (1.0%)
    27,000   Amcast Industrial Corp.                   $619,313
     4,000   Phelps Dodge Corp.                         249,000
    49,000   Worthington Industries                     808,500
     6,200   Wolverine Tube Inc.                        192,200
                                                    -----------
                                                      1,869,013
                                                    -----------
             OIL, ENERGY AND NATURAL GAS (8.6%)
    32,500  *Belco Oil & Gas                            611,406
    45,500   Camco International, Inc.                2,897,781
    23,000   Chevron Corp.                            1,771,000
     7,000   Coastal Corp.                              433,562
    20,000   Kerr McGee                               1,266,250
    60,000  *Louis Dreyfus Natural Gas                1,121,250
    32,200   National Propane Partners                  682,238
    15,000  *Offshore Logistics Inc.                    320,625
    30,000   Pacific Gulf Properties                    712,500
    20,000   Schlumberger, Ltd.                       1,610,000
    60,300  *Tesoro Petroleum                           934,650
    24,150   Ultramar Diamond Shamrock, Inc.            769,781
    23,200   WD-40 Co.                                  672,800
    22,100   Westcoast Energy, Inc.                     508,300
    57,000   Williams Companies Inc.                  1,617,375
    46,000   Wiser Oil                                  649,750
                                                    -----------
                                                     16,579,268
                                                    -----------
             REAL ESTATE (4.2%)
    32,500   Berkshire Realty Co.                       390,000
    19,000   Camden Property Trust                      589,000
    76,300   Commercial Net Lease Realty              1,363,863
    30,500   First Industrial Realty Trust            1,101,812
    15,000   Great Lakes REIT                           291,562
    50,000   Healthcare Realty Trust                  1,446,875
    56,250   Liberty Property Trust                   1,606,641
    24,000   National Health Investors,  Inc.         1,005,000
    11,500   Regency Hotel Corp.                        318,406
                                                    -----------
                                                      8,113,159
                                                    -----------
             RESTAURANTS (0.2%)
    50,000  *Buffets, Inc.                              468,750
                                                    -----------
             TEXTILES (0.5%)
    30,000   Warnaco Group Cl. A                        941,250
                                                    -----------
             TRANSPORTATION AND EQUIPMENT (3.4%)
    21,500  *Atlas Air Inc.                             516,000
    28,500  *Avondale Industries                        846,094
    14,000   Burlington Northern Santa Fe             1,301,125
    15,000   CNF Transportation                         575,625
    10,962   Halter Marine Group                        316,528
    11,250   Illinois Central Corp.                     383,203
    30,000   Norfolk Southern Corp.                     924,375
    21,000   Trinity Industries                         937,125
    33,000  *Wisconsin Central Transportations          771,375
                                                    -----------
                                                      6,571,450
                                                    -----------
             UTILITIES (0.8%)
    15,000   FPL Group, Inc.                            887,812
    23,500   UGI Corp.                                  688,844
                                                    -----------
                                                      1,576,656
                                                    -----------
             TOTAL COMMON STOCKS
                 (66.5%) (Cost  $80,216,319)       $128,871,735
                                                    -----------
                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1997

                                                       MARKET
   SHARES                    WARRANTS                  VALUE
--------------------------------------------------------------------------------
     80,000  *Medar Inc. Warrants                       $34,400
                                                      ---------
              TOTAL WARRANTS (0.0%)
                 (Cost $34,400)                         $34,400
                                                      ---------
                                                       MARKET
      SHARES             PREFERRED STOCK               VALUE
--------------------------------------------------------------------------------
              AUTOMOTIVE AND RELATED (0.1%)
      8,000   Walbro Cap Trust                         $190,000
                                                      ---------
              BANKING (0.4%)
     30,000   National Australia Bank                   853,125
                                                      ---------
              COMPUTERS AND RELATED (0.1%)
     16,000   General Datacommunications,
                 9.000% Pfd.                            252,000
                                                      ---------
              FINANCIAL SERVICES (0.1%)
     11,000   Money Store  6.50%                        242,688
                                                      ---------
              FOOD & RELATED (0.3%)
     20,000   Conagra Capital LC, 9.350% cum.,
                 conv. Series C                         540,000
                                                      ---------
              METALS AND MINING (0.4%)
     30,000   Freeport McMoRan Copper & Gold
                 cum., conv.                            720,000
                                                      ---------
              OIL, ENERGY AND NATURAL GAS (0.8%)
     41,000   Consumer Energy Financing II            1,032,687
     10,000   Howell Corp., $3.50 Series A              552,500
                                                      ---------
                                                      1,585,187
                                                      ---------

                                                      MARKET
       SHARES             PREFERRED STOCK             VALUE
--------------------------------------------------------------------------------
               REAL ESTATE (0.2%)
      15,000   Oasis Residential , Inc., 9.000%
                  cum., conv. Series A                $  384,375
                                                      ----------
               UTILITIES (0.3%)
      20,000   GTE Delaware 8.750%, Series B             530,000
                                                      ----------
               TOTAL PREFERRED STOCKS
                  (2.7%) (Cost  $5,631,975)           $5,297,375
                                                      ----------
     FACE                                             MARKET
    AMOUNT             CONVERTIBLE DEBENTURES         VALUE
--------------------------------------------------------------------------------
               BANKING (0.3%)
    $400,000   First State Bancorp, 7.500% conv.
                  debentures due 04-30-17             $  519,500
                                                      ----------
               ELECTRICAL EQUIPMENT (0.6%)
   1,100,000   Richey Electric,7.000% conv.
                  debentures, due 03-01-06             1,083,500
                                                      ----------
               METALS AND MINING (0.3%)
     600,000   INCO, Ltd., 7.750% conv. subordinated
                  debentures, due 03-15-16               585,750
                                                      ----------
               OIL, ENERGY AND NATURAL GAS (0.2%)
     400,000   Offshore Logistics, Inc., 6.000%
                  conv. debentures, due 12-15-06         462,000
                                                      ----------
               TOTAL CONVERTIBLE DEBENTURES
                  (1.4%) (Cost $2,466,124)            $2,650,750
                                                      ----------
               TOTAL HOLDINGS
                  (COST  $142,668,169)(A)           $192,112,778
                                                    ------------

*  Non-income producing securities.
(a) Also represents cost for Federal income tax purposes.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.

OMNI PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                DECEMBER 31, 1997

Assets:
 Investments in securities at market
  value (note 1) (cost $142,668,169).........        $192,112,778
 Cash in bank ...............................               7,331
 Receivable for fund shares sold.............           1,049,033
 Receivable for securities sold..............             233,156
 Dividends and accrued interest receivable ..             726,915
 Other ......................................              15,620
                                             --------------------
  Total assets ..............................         194,144,833
                                             --------------------
Liabilities:
 Payable for securities purchased............             287,346
 Payable for shares redeemed.................               3,715
 Payable for investment management
  services (note 3) .........................              92,641
 Other accrued expenses .....................              46,085
                                             --------------------
  Total liabilities .........................             429,787
                                             --------------------
Net assets at market value                           $193,715,046
                                             ====================


Net assets consist of:
 Par value, $1 per share ....................          $9,196,046
 Paid-in capital in excess of par value .....         135,033,103
 Accumulated undistributed net realized
  gain on investments .......................              33,599
 Net unrealized appreciation on investments
  (note 1)...................................          49,444,609
 Undistributed net
  investment income .........................               7,689
                                             --------------------
Net assets at market value...................        $193,715,046
                                             ====================


Shares outstanding (note 4)..................           9,196,934

Net asset value per share....................              $21.06
                                             ====================

STATEMENT OF OPERATIONS
                                       Year ended December 31, 1997

Investment income:
 Interest....................................          $3,422,217
 Dividends...................................           2,372,650
                                             --------------------
  Total investment income....................           5,794,867
                                             --------------------
Expenses:
 Management fees (note 3)....................             948,021
 Custodian fees (note 3).....................              38,000
 Directors' fees (note 3)....................              11,320
 Professional fees...........................              33,960
 Accounting and transfer agent fees .........             122,038
 Other.......................................              45,917
                                             --------------------

  Total expenses.............................           1,199,256
                                             --------------------

  Net investment income......................          $4,595,611
                                             --------------------

Realized and unrealized gain on investments:
 Net realized gain from investments .........          $7,723,290
 Net increase in unrealized
  appreciation on investments ...............          15,465,006
                                             --------------------

   Net gain on investments...................          23,188,296
                                             --------------------
   Net increase in net
   assets from operations....................         $27,783,907
                                              ===================



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year Ended     Year Ended
                                                                                   12-31-97       12-31-96
From operations:                                                                 ------------   ------------
 Net investment income ..........................................................  $4,595,611     $3,688,175
 Realized gain on investments ...................................................   7,723,290      1,460,737
 Unrealized gain on investments .................................................  15,465,006     13,387,967
                                                                                 ------------   ------------
   Net increase in assets from operations........................................  27,783,907     18,536,879
                                                                                 ------------   ------------
Dividends and distributions to shareholders:
 Dividends paid from net investment income.......................................  (5,602,347)    (3,564,088)
 Capital gains distributions ....................................................  (9,150,428)    (1,956,755)
                                                                                 ------------   ------------
   Total dividends and distributions ............................................ (14,752,775)    (5,520,843)
                                                                                 ------------   ------------
From capital share transactions (note 4):
 Received from shares sold ......................................................  35,259,039     25,730,422
 Received from dividends reinvested .............................................  14,752,775      5,520,843
 Paid for shares redeemed ....................................................... (14,795,590)    (8,376,827)
                                                                                 ------------   ------------
  Increase in net assets derived from capital share transactions.................  35,216,224     22,874,438
                                                                                 ------------   ------------
    Increase in net assets ......................................................  48,247,356     35,890,474
Net Assets:
 Beginning of period ............................................................ 145,467,690    109,577,216
                                                                                 ------------   ------------

 End of period (a) ..............................................................$193,715,046   $145,467,690
                                                                                 ============   ============
(a) Includes undistributed net investment income of..............................      $7,689     $1,014,424
                                                                                 ============   ============

FINANCIAL HIGHLIGHTS

                                                             Years Ended December 31,
                                                   1997        1996        1995         1994          1993
Per share data:                                  --------    --------    --------     --------      --------
Net asset value, beginning of period............. $19.40      $17.60      $14.76       $15.38        $14.14
                                                 --------    --------    --------     --------      --------
Income (loss) from investment operations:
 Net investment income...........................   0.56        0.53        0.58         0.55          0.58
 Net realized and unrealized gain (loss) on
  investments ...................................   2.87        2.10        2.72        (0.63)         1.21
                                                 --------    --------    --------     --------      --------
  Total income (loss) from investment operations.   3.43        2.63        3.30        (0.08)         1.79
                                                 --------    --------    --------     --------      --------
Less distributions:
 Dividends from net investment income ...........  (0.69)      (0.52)      (0.46)       (0.54)        (0.55)
 Distributions from net realized capital gains ..  (1.08)      (0.31)       0.00         0.00          0.00
                                                 --------    --------    --------     --------      --------
  Total distributions............................  (1.77)      (0.83)      (0.46)       (0.54)        (0.55)
                                                 --------    --------    --------     --------      --------
Net asset value, end of period................... $21.06      $19.40      $17.60       $14.76        $15.38
                                                 ========    ========    ========     ========      ========
Total return.....................................  18.15%      15.54%      22.75%        0.53%        12.85%
Ratios and supplemental data:
 Ratio of expenses to average net assets ........   0.71%       0.76%       0.75%        0.62%         0.62%
 Ratio of net investment income to average net
  assets ........................................   2.69%       2.89%       3.56%        3.67%         3.74%
Portfolio turnover rate..........................     18%         12%         10%           7%           17%
Average commission rate (a) .....................  $0.07       $0.07           NR           NR            NR
Net assets at end of period (millions)........... $193.7      $145.5      $109.6        $85.0         $74.2

(a) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
    (NR) Not required prior to 1996.

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign companies.


PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                   2.11%
Three-year                                 9.43%
Since inception (5/3/93)                  13.03%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

Over the 12 months ended December 31, 1997, the International Portfolio slightly outperformed the MSCI EAFE Index while generating disappointing returns in a year characterized by major turmoil in Asia and highly volatile world markets.
     While European holdings (approximately 37% of net assets at year-end) rose along with local markets, the portfolio is overweighted in small capitalization stocks which lagged major indices. The strength of the US dollar also lowered returns, despite partial hedges in place throughout the year. In Asia, stocks fell sharply in the wake of the severe crisis that developed in Southeast Asia over the summer. Japanese equities (about 18% of net assets) were extremely poor performers, particularly in the case of small capitalization stocks. A much weaker yen further compounded the effect of sharply lower stock prices. Direct Southeast Asian exposure was limited to less than 4% of net assets, but sharp losses were registered in those markets. Finally, holdings in other emerging markets were also negatively impacted by the consequences of the financial crisis. Throughout the year, the portfolio maintained a defensive posture with large cash holdings and assets diversified across many different countries.


CHANGE IN VALUE OF $10,000,000 INVESTMENT

                          1993        1994       1995        1996        1997
International Portfolio  $10,000                                        $17,697
Morgan Stanley Capital
Intl. EAFE Index         $10,000                                        $14,041


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.


TOP 10 HOLDINGS AS OF DECEMBER 31, 1997

                                               % of Net Assets
1.  Secom Co., LTD                                   1.8
2.  Fuji Photo Film-ORD                              1.8
3.  Buderus AG                                       1.7
4.  Queensland Treasury 8.00% 9/14/07                1.6
5.  Bank For Int'l. Settlements                      1.5
6.  Legrand ADP                                      1.5
7.  Sika Finanz AG                                   1.3
8.  Affichage                                        1.3
9.  Kuehne & Nagel Intl AG                           1.2
10. Tokio Marine Fire Ins.                           1.2




TOP 5 COUNTRIES/REGIONS AS OF DECEMBER 31, 1997

                                               % of Net Assets
Japan                                               16.7
France                                              10.6
Switzerland                                          7.9
Germany                                              5.5
United Kingdom                                       5.3



The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

Schedule of Investments                                        December 31, 1997

                                                                      MARKET
  SHARES                 COMMON STOCK                                 VALUE
-------------------------------------------------------------------------------
            JAPAN (16.7%)
  250,000   Aida Engineering Limited (19)                              $826,209
   70,700   Chofu Seisakusho (9)                                        927,018
  350,000   Dai-Tokyo Fire Marine Ins. Co. Ltd. (18)                  1,202,316
  300,000   Dowa Fire & Marine Ins. Co. Ltd. (18)                       894,836
   75,000   Fuji Photo Film Co., Ltd. (9)                             2,875,436
   15,000   Hitachi Ltd. ADR (11)                                     1,037,813
  400,000  *Iino Kaiun Kaisha (5)                                       591,956
   35,000   Ito-Yokado Co. Ltd. (28)                                  1,784,687
  200,000   Koa Fire & Marine Ins. Co., Ltd. (18)                       751,447
   50,000   Makita Corp. Ltd (19)                                       479,239
  275,000   Nichido Fire & Marine Ins. Co., Ltd. (18)                 1,433,884
  250,000   Nisshinbo Industries Inc. (8)                             1,054,327
  150,000   Nittetsu Mining Co., Ltd. (22)                              609,592
   45,000   Secom Co., Ltd. (29)                                      2,877,736
   85,000   Shimano Inc. (9)                                          1,564,237
  115,000   Shiseido Company (9)                                      1,569,604
  127,000   Sotoh Co. (31)                                              744,968
  155,000   Shoei Co. (27)                                            1,127,899
   15,000   Toho Co. (20)                                             1,598,742
  165,000   Tokyo Marine & Fire Ins. Co. Ltd. (18)                    1,872,485
   15,000   Tsutsumi Jewelry Co. (9)                                    184,029
                                                                 --------------
                                                                     26,008,460
                                                                 --------------
            FRANCE (10.6%)
    2,500  *C.E.E. (Continentale d'Equipments                            30,957
               Electriques) (10)
    7,000   Compagnie Generale des Eaux (33)                            977,312
    8,387  *Compagnie Generale des Eaux                                   5,702
               Nouvelle (Warrants)(33)
    8,130   Crometal (5)                                                445,924
    8,500   Elf Aquitaine (12)                                          988,947
   17,500   Emin Leydier (24)                                         1,032,577
   25,000   Eramet (22)                                                 947,395
    4,500   Eurafrance (34)                                           1,832,461
   10,000   Gaumont SA (20)                                             727,167
    3,500   La Brosse et DuPont (9)                                     269,924
   18,500   Legrand ADP (10)                                          2,333,832
   16,500   Marine Wendel (34)                                        1,875,841
   12,000   CGDE Michelin 'B' (34)                                      604,338
    6,396   NSC Groupe (19)                                             838,767
    2,421   Promodes C.I. (28)                                          726,320
    6,000   SAGA (Societe Anontme de Gerance et                       1,316,380
               d'Armement) (32)
    1,000   Sucriere de Pithiviers-le-Vieil (1)                         560,126
    3,500   Taittinger (13)                                           1,046,539
                                                                 --------------
                                                                     16,560,509
                                                                 --------------
            GERMANY (5.5%)
    1,500   Axel Springer Verlag AG (20)                              1,009,202
   40,000   Bayer AG (7)                                                927,882
   12,000   Bertelsmann AG D.R.C. (25)                                1,427,896
    5,750   Buderus AG (5)                                            2,580,139
   50,000   Gerresheimer Glas AG (4)                                  1,050,905
   30,000   IVG Holding AG (27)                                         906,892
    1,500   Suedzucker AG (8)                                           738,136
                                                                --------------
                                                                      8,641,052
                                                                --------------
            SWITZERLAND (7.9%)
      375   Bank of Intl. Settlements (3)                             2,340,544
    5,500   Edipresse SA Bearer (20)                                  1,595,075
    3,000   Kuehne & Nagel Intl. AG (32)                              1,935,021
      400   Lindt & Sprungli AG PC (9)                                 $697,674
    1,000   Nestle SA (9)                                             1,497,264
    6,500   Sika Finanz AG Bearer (7)                                 2,062,928
    5,500   Societe Generale d'Affichage (20)                         2,012,654
      726   Vetropack Holding AG PC (23)                                131,097
                                                                 --------------
                                                                     12,272,257
                                                                 --------------
            NEW ZEALAND (3.2%)
  975,549   Carter Holt Harvey Limited (14)                           1,506,375
1,000,000  *Evergreen Forests Ltd. (14)                                 278,640
  278,500   Independent Press Comm. (20)                              1,293,354
1,601,500   Shortland Properties, Ltd. (27)                             818,110
1,820,310   Tasman Agriculture Limited (1)                              961,588
  450,000   Wrightson Ltd. (1)                                          208,980
                                                                --------------
                                                                      5,067,047
                                                                 --------------
            LATIN AMERICA (2.8%)
  325,000   Antofagasta Holdings plc 21)                              1,771,448
   40,000   Banco Latinoamericano 'Bladex' (3)                        1,655,000
  681,944   Ledesma SA (1)                                              709,357
  100,000   Siderca S.A.I.C. (12)                                       278,053
                                                                 --------------
                                                                      4,413,858
                                                                 --------------
            CANADA (2.5%)
   50,000   Canadian Pacific Ltd. (34)                                1,362,500
   40,000   Franco-Nevada Mining Corp. (21                              786,537
  100,000   Noranda, Inc. (21)                                        1,721,423
                                                                 --------------
                                                                      3,870,460
                                                                 --------------
            UNITED KINGDOM (2.3%)
  300,000   Berisford plc (34)                                          929,081
  450,000  *McBride plc (10)                                          1,323,012
  375,000   Royal Doulton plc (9)                                     1,322,392
                                                                 --------------
                                                                      3,574,485
                                                                 --------------
            HONG KONG (2.2%)
5,727,368   CDL Hotels Intl. Ltd. (16)                                1,737,291
1,850,000   Shaw Brothers (Hong Kong) Ltd.(20)                        1,373,059
  500,000   South China Morning Post Holdings
              Corp. (25)                                                351,735
                                                                 --------------
                                                                      3,462,085
                                                                 --------------
            SWEDEN (1.6%)
   15,000   AssiDoman AB (14)                                           380,005
   45,000   Bylock & Nordsjofrakt AB 'B' (32)                           186,032
   55,000   Gorthon Lines 'B' (32)                                      302,933
   12,000   Investor AB Class B (34)                                    585,322
   75,000   IRO AB (31)                                               1,096,533
                                                                 --------------
                                                                      2,550,825
                                                                 --------------
            ITALY (1.5%)
  175,000   Arnoldo Mondadori Editore SpA (25)                        1,375,032
1,500,000   Montedison non-conv. Savings SpA(34)                        984,426
                                                                 --------------
                                                                      2,359,458
                                                                 --------------
            SINGAPORE (1.4%)
  250,000   Clipsal Industries Ltd. (10)                                320,000
  500,000   Del Gro Corp. (35)                                          612,184
  700,000   Intraco Ltd. (34)                                           328,678
  200,000   Singapore Bus Service Ltd. (32)                              72,511
  525,000   Times Publishing Ltd. (25)                                  914,264
                                                                 --------------
                                                                      2,247,637
                                                                 --------------
            SPAIN (1.4%)
  225,000   Energia e Ind. Aragonesas SA (33)                         1,506,350
    6,500   Corporation Financiera Alba SA (34)                         684,749
                                                                 --------------
                                                                      2,191,099
                                                                 --------------

                                                                    (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                        December 31, 1997

                                                                     Market
  Shares                 Common Stock                                Value
--------------------------------------------------------------------------------
             NETHERLANDS (1.4%)
   30,000    Apothekers Cooperatie OPG (17)                             $895,633
   55,000    European City Estates NV (27)                               746,361
    8,500    Philips Electronics NV ADR (11)                             514,250
                                                                    ------------
                                                                       2,156,244
                                                                    ------------
             MEXICO (1.3%)
1,000,000    Grupo Fernandez Editores SA de CV(25)                       235,674
  400,000    Industrias Penoles SA de CV (21)                          1,781,195
                                                                    ------------
                                                                       2,016,869
                                                                    ------------
             AUSTRIA (1.0%)
   17,500    VAE AG (26)                                               1,537,822
                                                                    ------------
             BELGIUM (0.9%)
    7,500    Deceuninck Plastics Ind. SA (4)                           1,473,918
                                                                    ------------
             NORWAY (0.8%)
   70,000    Schibsted AS (25)                                         1,201,004
                                                                    ------------
             DENMARK (0.6%)
   10,000    Carlsberg International A/S Class'B'(9)                     537,234
    3,500    Kobenhavns Lufthavne (32)                                   421,539
                                                                    ------------
                                                                         958,773
                                                                    ------------
             SOUTH AFRICA (0.4%)
   28,000    Anglo American Platinum Corp.(22)                           373,985
   50,000    JCI Ltd. (22)                                               223,467
                                                                    ------------
                                                                         597,452
                                                                    ------------
             FINLAND (0.4%)
    7,000    Vaisala Oy A (5)                                            591,075
                                                                    ------------
             ISRAEL (0.2%
   50,000   *Israel Land Development Co. Ltd. (34)                       262,719
                                                                    ------------
             AUSTRALIA (0.2%)
  185,000    Eltin Ltd. (22)                                             139,812
  100,000    Motors Holdings Ltd. (2)                                     51,468
                                                                     ------------
                                                                        191,280
                                                                     ------------
             PORTUGAL (0.1%)
   10,000    Companhia de Celulose do Cairna (1)                         121,283
                                                                     ------------
             GREECE (0.1%)
   48,200    H. Benrubi & Fils SA (9)                                    113,921
                                                                    ------------

             MISCELLANEOUS (2.0%)
    65,000   North European Oil Royalty Tr. (12)                       1,048,125
    50,000   Minorco ADR (34)                                            837,500
   850,000   Lonrho plc (34)                                           1,305,669
                                                                    ------------
                                                                       3,191,294
                                                                    ------------
             Total Common Stock
                (69.0%) (Cost $122,534,492)                         $107,632,886
                                                                    ------------

                                                                      MARKET
  SHARES              PREFERRED STOCK                                 VALUE
-------------------------------------------------------------------------------

             INDONESIA (0.9%)
    11,500   Freeport McMoRan Pfd. 'B' (22)                             $276,000
    22,500   Freeport McMoRan Pfd. 'C' (22)                              511,875
    30,000   Freeport McMoRan Pfd. 'D' (22)                              581,250
                                                                    ------------
                                                                       1,369,125
                                                                    ------------


             GERMANY (0.9%)
    20,000   Hornbach Holdings AG Pfd. (28)                           $1,378,965
                                                                    ------------
             Total Preferred Stock
                (1.8%) (Cost $3,461,265)                              $2,748,090
                                                                    ------------

                                                                      MARKET
  SHARES       CONVERTIBLE DEBENTURES                                 VALUE
-------------------------------------------------------------------------------

                 U.S. DOLLAR (2.2%)
   $1,000,000    PT Inti Indorayon Utama 7.000%
                    due 05-02-06 (24)                                   $560,000
      950,000    Cheil Foods & Chemicals Co 3.000%
                    due 12-31-06 (9)                                   1,003,438
      250,000    Sincere Navigation 3.750%
                    due 05-26-03 (32)                                    286,250
      250,000    Medya International Ltd. 10.000%
                    due 06-28-01 (20)                                   190,000
    1,350,000    Scandinavian Broadcasting
                    7.250% due 08-01-05 (20)                           1,350,000
                                                                    ------------
                                                                      $3,389,688
                                                                    ------------
                 NON U.S. DOLLAR (2.4%)
    4,000,000 FF Alcatel Alstholm 2.500%
                    due 01-01-04 (11)                                    821,075
      687,150 FF Gaumont SA  3.750%
                 due 01-01-03 (20)                                       134,007
    5,200,000 FF Immobiliere Hoteliere
                 due 01-01-01 (33)                                       598,355
      550,000 GBPBerisford plc 5.000%
                 due 01-31-15 (9)                                        778,983
      500,000 GBPBAA plc  5.750%
                 due 03-29-06  (32)                                      880,563
   55,000,000 JPYNippon Yusen 2.000%
                 due 09-29-00 (32)                                       432,274
      320,000 NZ Shortland Properties Inc. 7.500%
                 due 12-31-98 (27)                                       165,326
                                                                    ------------
                                                                      $3,810,583
                                                                    ------------
                 Total Convertible Subordinated
                    Debentures (4.6%) (Cost $7,575,708)               $7,200,271

                                                                    ------------
   FACE                                                                 MARKET
  AMOUNT      NON-CONVERTIBLE BONDS                                     VALUE
-------------------------------------------------------------------------------

              U.S. DOLLAR (1.5%)
$1,250,000    Federal Republic Of Brazil 6.875%
                 due 04-15-24 (15)                                    $1,028,125
   216,000    Republic of Argentina  6.687%
                due 03-31-05 (15)                                        193,374
   500,000    United Mexican States 'A'
                 6.867%  due 12-31-19 (15)                               463,750
   500,000    United Mexican States 'B'
                 6.617%  12-31-19 (15)                                   463,750
   250,000    United Mexican States 'C'
                 6.718%  12-31-19 (15)                                   231,875
                                                                    ------------
                                                                      $2,380,874
                                                                    ------------

                                                          (continued)

OHIO NATIONAL FUND, INC.
International Portfolio (Continued)

Schedule of Investments                                        December 31, 1997


  FACE                                                        MARKET
 AMOUNT             NON-CONVERTIBLE BONDS                     VALUE
----------------------------------------------------------------------------------
                NON-U.S. DOLLAR (2.4%)
$3,500,000  AU  Queensland Treasury 8.00%
                 due 09-14-07 (11)                                    $2,557,802
 1,000,000  NZ  Republic of New Zealand 10.000%
                 due 03-15-02 (15)                                       635,740
1,000,000   NZ  Trans Power Finance Ltd. 8.00%
                 due 03-15-02 (15)                                       580,394
                                                                      ----------
                                                                       3,773,936
                                                                      ----------
                TOTAL NON-CONVERTIBLE BONDS
                (3.9%) (Cost  $5,782,696)                             $6,154,810
                                                                      ----------

  FACE                                                                MARKET
 AMOUNT                SHORT-TERM NOTES                               VALUE
----------------------------------------------------------------------------------
                AUTOMOBILE AND RELATED (1.6%)
$2,536,000      Fiat Financing
                  6.15%  01-12-98                                     $2,531,234
                                                                      ----------
                APPLIANCES (3.6%)
 5,656,000      Maytag Corp.
                7.000%  01-12-98                                      5,654,900
                                                                      ----------
                CHEMICALS (2.2%)
 3,438,000      DuPont Ei De Nemours
                5.700%  01-16-98                                      3,429,835
                                                                      ----------

   FACE                                                             MARKET
  AMOUNT                SHORT-TERM NOTES                            VALUE
--------------------------------------------------------------------------------
               ELECTRONICS (2.6%)
$4,038,000     Motorola Inc.
                  5.750%  01-21-98                                   $4,025,101
                                                                     ----------
               FINANCIAL (7.3%)
 4,509,000     Goldman Sachs Group, LP
                  5.750%  01-05-98                                     4,506,119
 2,641,000     Merrill Lynch
                  6.00%  01-07-98                                      2,638,360
 4,235,000     Prudential Funding
                  5.800%  01-02-98                                     4,234,319
                                                                    ------------
                                                                      11,378,798
               TRANSPORTATION (1.9%)                                ------------
$3,013,000     CSX Corp
                  5.970%  01-06-98                                     3,010,502
                                                                    ------------
               TOTAL SHORT-TERM NOTES
                  (19.2%) (Cost  $22,413,822)                        $30,030,370
                                                                    ------------
               TOTAL HOLDINGS
                  (COST  $161,767,983) (A)                          $153,766,427
                                                                    ============


(a) Also represents cost for Federal income tax purposes.
* Non-income producing securities.

Foreign Currencies
NZ  - New Zealand Dollar
FF  - French Franc
GBP - British Pound
JPY - Japanese Yen
AU  - Austrailian Dollar

          Industry Classifications
           (1)  Agriculture                         (18) Insurance
           (2)  Automotive                          (19)  Machinery
           (3)  Banking                             (20)  Media
           (4)  Building Products                   (21)  Metal (non-ferrous)
           (5)  Capital Goods                       (22)  Mining
           (6)  Cement                              (23)  Packaging
           (7)  Chemicals                           (24)  Paper
           (8)  Computer Products                   (25)  Publishing
           (9)  Consumer Products                   (26)  Rail Equipment
          (10)  Electrical Products                 (27)  Real Estate
          (11)  Electronics                         (28)  Retailing
          (12)  Energy and Oil                      (29)  Services
          (13)  Food & Beverage                     (30)  Steel
          (14)  Forest Products                     (31)  Textile
          (15)  Governmental                        (32)  Transportation
          (16)  Hotels                              (33)  Utilities
          (17)  Health Care                         (34)  Miscellaneous
                                                    (35)  Holding Companies


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                                 December 31, 1997
Assets:
 Investments in securities at market
  value (note 1) (cost $161,767,983) .......................      $ 153,766,427
 Cash in bank ..............................................            252,408
 Unrealized gain on forward currency
  contracts (note 5) .......................................          3,033,417
 Receivable for securities sold ............................            355,716
 Receivable for fund shares sold ...........................             82,918
 Dividends and accrued interest receivable .................            480,617
 Other .....................................................              1,278
                                                                  -------------
  Total assets .............................................        157,972,781
                                                                  -------------

Liabilities:
 Unrealized loss on forward currency
  contracts (note 5) .......................................            451,032
 Payable for securities purchased ..........................             31,060
 Payable for shares redeemed ...............................          1,277,923
 Payable for investment management
  services (note 3) ........................................            119,954
 Other accrued expenses ....................................             62,710
                                                                  -------------
  Total liabilities ........................................          1,942,679
                                                                  -------------

Net assets at market value .................................      $ 156,030,102
                                                                  =============

Net assets consist of:
 Par value, $1 per share ...................................      $  11,648,458
 Paid-in capital in excess of par value ....................        149,809,500
 Net unrealized appreciation (depreciation) on:
  Investments (note 1) .....................................         (8,001,556)
  Foreign currency related transactions ....................             (9,364)
  Forward currency contracts (note 5) ......................          2,582,385
 Undistributed net investment income .......................                679
                                                                  -------------
Net assets at market value .................................      $ 156,030,102
                                                                  =============

Shares outstanding (note 4) ................................         11,648,458

Net asset value per share ..................................      $       13.39
                                                                  =============


STATEMENT OF OPERATIONS                                    Year ended December 31, 1997

Investment income:
 Interest (net of $5,861 foreign taxes withheld) ...........      $   1,919,290
 Dividends (net of $306,413 foreign taxes withheld) ........          2,829,043
                                                                  -------------

  Total investment income ..................................          4,748,333
                                                                  -------------
Expenses:
 Management fees (note 3) ..................................          1,416,777
 Custodian fees (note 3) ...................................            411,452
 Directors' fees (note 3) ..................................              7,480
 Professional fees .........................................             22,440
 Other .....................................................             46,808
                                                                  -------------
  Total expenses ...........................................          1,904,957
                                                                  -------------
  Net investment income ....................................      $   2,843,376
                                                                  =============

Realized and unrealized gain (loss) on
 investments and foreign currency:
 Net realized gain from:
  Investments ..............................................      $  10,515,619
  Forward currency related transactions ....................          6,742,661
 Net increase (decrease) in unrealized
  appreciation (depreciation) on:
   Investments .............................................        (18,741,860)
   Foreign currency related transactions ...................            935,907
                                                                  -------------
   Net loss on investments .................................           (547,673)
                                                                  -------------
   Net increase in net
   assets from operations ..................................      $   2,295,703
                                                                  =============

The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended    Year Ended
                                                                                          12-31-97      12-31-96
                                                                                         ----------    ----------
From operations:
 Net investment income .................................................................  $2,843,376    $1,901,178
 Realized gain on investments and foreign currency transactions.........................  17,258,280     7,010,378
 Unrealized gain (loss) on investments and foreign currency transactions ............... (17,805,953)    5,979,693
                                                                                        ------------  ------------
   Net increase in assets from operations...............................................   2,295,703    14,891,249
                                                                                        ------------  ------------

Dividends and distributions to shareholders:
 Dividends paid from net investment income..............................................  (3,725,344)   (1,817,864)
 Capital gains and foreign currency related transaction distributions .................. (21,388,818)   (4,571,191)
                                                                                        ------------  ------------
   Total dividends and distributions ................................................... (25,114,162)   (6,389,055)
                                                                                        ------------  ------------

From capital share transactions (note 4):
 Received from shares sold .............................................................  37,696,255    37,362,568
 Received from dividends reinvested ....................................................  25,114,162     6,389,055
 Paid for shares redeemed .............................................................. (21,251,055)   (5,558,345)
                                                                                        ------------  ------------
  Increase in net assets derived from capital share transactions........................  41,559,362    38,193,278
                                                                                        ------------  ------------

    Increase in net assets .............................................................  18,740,903    46,695,472
Net Assets:
 Beginning of period ................................................................... 137,289,199    90,593,727
                                                                                        ------------  ------------

 End of period (a) .....................................................................$156,030,102  $137,289,199
                                                                                        ============  ============

(a)Includes undistributed net investment income of......................................        $679      $882,647
                                                                                        ============  ============

FINANCIAL HIGHLIGHTS

                                                                                               4-30-93
                                                                  Years Ended December 31,       to
                                                    1997       1996       1995       1994      12-31-94
                                                   ------      -----     ------     ------     ------
Per share data:
Net asset value, beginning .....................   $15.49     $14.38     $13.30     $12.48     $10.00
Income from investment operations:
 Net investment income .........................     0.28       0.25       0.31       0.16       0.02
 Net realized and unrealized gain on investments
  and foreign currency transactions ............     0.08       1.76       1.28       0.84       2.47
                                                   ------      -----     ------     ------     ------
   Total income from investment operations .....     0.36       2.01       1.59       1.00       2.49
                                                   ------      -----     ------     ------     ------
Less distributions:
 Dividends from net investment income ..........    (0.37)     (0.25)     (0.28)     (0.12)     (0.01)
 Distributions from net realized capital gains
  and foreign currency related transaction .....    (2.09)     (0.65)     (0.23)     (0.06)      0.00
                                                   ------      -----     ------     ------     ------
  Total distributions ..........................    (2.46)     (0.90)     (0.51)     (0.18)     (0.01)
                                                   ------      -----     ------     ------     ------
Net asset value, end of period .................   $13.39     $15.49     $14.38     $13.30     $12.48
                                                   ======     ======     ======     ======     ======

Total return ...................................     2.11%     14.48%     12.10%      8.07%     24.96%(b)

Ratios and supplemental data:
 Ratio of expenses to average net assets .......     1.22%      1.15%      1.12%      1.05%      1.13%(a,d)
 Ratio of net investment income to average
  net assets ...................................     1.82%      1.64%      2.29%      1.23%      0.41%(a,d)
Portfolio turnover rate ........................       24%        14%         7%        16%         8%
Average commission rate (c) ....................   $ 0.02     $ 0.03         NR         NR         NR

Net assets at end of period (millions)..........   $156.0      137.3     $ 90.6     $ 62.9     $ 17.5

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
(d) The advisor has reimbursed certain operating expenses of the International Portfolio for the period ended December 31, 1993. Had the adviser not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 1.39% and the annualized ratio of net investment income to average net assets would have been 0.15%.
(NR) Not required prior to 1996.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks.

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                  15.19%
Three-year                                17.80%
Since inception (4/30/94)                 15.73%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

The Capital Appreciation Portfolio advanced strongly in 1997, but its cautious strategy could not keep up with the broad market. During the year's few periods of market difficulty, however, the performance was outstanding.

Media stocks continued as a stellar area of investment, with both New York Times and Washington Post being important contributors to performance. They remain large holdings, although we have substantially reduced the Times position. We also trimmed two of our big winners, Automatic Data Processing convertible bonds and FirstEnergy. Our biggest disappointments were the plummeting gold mining stocks. An unusual fixed-income purchase - putable Tennessee Valley Authority bonds - is now one of our top five holdings. In return for their favorable risk/return characteristics we give up a portion of current income - a reasonable tradeoff given the uncertainty and potential magnitude of possible future interest rate changes.

While the economy still looks fine, corporate earnings growth in 1998 is unlikely to match of 1997. We consider valuation to be the most significant negative facing the stock market, just as it was 12 months ago. Historic yardsticks like price/earnings ratios and dividend yields are off the charts, and we are skeptical of the underlying accounting.

CHANGE IN VALUE OF $10,000 INVESTMENT


                                   '94            '95       '96         '97

Capital Appreciation Portfolio                                          $22,8??
S&P 500 Index                                                           $17,6??

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF DECEMBER 31, 1997

                                               % of Net Assets
1.  FirstEnergy Corp                                 5.3
2.  Amerada Hess Corp                                3.3
3.  Genetech Com SPL                                 3.1
4.  Automatic Data                                   3.0
5.  Tennessee Valley Authority   5.88% 4/1/36        2.8
6.  Loews Corp                                       2.8
7.  Unicom Corp                                      2.6
8.  Washington Post CL B                             2.2
9.  New York Times Co                                2.1
10. Time Warner Inc.                                 1.9

TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997

                                               % of Net Assets
Oil, Energy, and Natural Gas                       10.6
Media and Publishing                                9.7
Government                                          7.6
Electrical                                          5.5
Industrial Services                                 4.9

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1997

  FACE                                                   MARKET
  AMOUNT            LONG-TERM BONDS & NOTES              VALUE
------------------------------------------------------------------
             GOVERNMENT (7.6%)
$  400,000   FNMA
                6.375%  01-16-02                        $  406,395
   102,000   Instit Pen CV
                5.000%  06-28-01                           125,460
   600,000   Tennessee Valley Authority
                6.235%  07-15-45                           614,910
 1,600,000   Tennessee Valley Authority
                5.880%  04-01-36                         1,643,029
   125,000   U.S. Treasury Note
                6.250%  06-30-98                           125,547
   200,000   U.S. Treasury Note
                6.250%  04-30-01                           203,188
   250,000   U.S. Treasury Note
                6.125%  07-31-00                           252,578
 1,000,000   U.S. Treasury Note
                5.500%  02-28-99                           998,438
   250,000   U.S. Treasury Note
                6.750%  05-31-99                           253,672
                                                        ----------
                                                         4,623,217
                                                        ----------
             COMMUNICATIONS (0.9%)
   500,000   Bellsouth Telecomm
                5.850%  11-15-45                           502,744
                                                        ----------
             DRUGS (0.2%)
   100,000   Merck and Company
                5.760%  05-03-37                           102,853
                                                        ----------
             FINANCE (1.0%)
   100,000   Federal National Mtg. Assoc.
                5.370%  02-07-01                            98,639
   450,000   Tennessee Valley Authority
                5.980%  04-01-36                           452,544
    50,000   UBS Finance
                2.000%  12-15-00                            48,337
                                                        ----------
                                                           599,520
                                                        ----------
             FOREIGN (0.6%)
   200,000   Peninsula & Oriental
                7.250%  05-19-03                           383,378
                                                        ----------
             INSURANCE (0.4%)
   150,000   Grand Metropolitan
                6.500%  01-31-00                           209,208
                                                        ----------
             TOTAL LONG-TERM BONDS & NOTES
                (10.7%) (COST  $6,279,229)              $6,420,920
                                                        ----------

   FACE                                                   MARKET
  AMOUNT             SHORT-TERM NOTES                     VALUE
------------------------------------------------------------------
             FINANCIAL SERVICES (2.5%)
$1,500,000   Bell Atlantic Financial Services
                5.850%  01-27-98                        $1,493,663
                                                        ----------
             FOOD AND RELATED (3.7%)
 1,000,000   Campbell Soup Company
                5.520%  01-27-98                           996,013
 1,250,000   Coca-Cola Co.
                5.560%  02-09-98                         1,242,471
                                                        ----------
                                                         2,238,484
                                                        ----------

   FACE                                                   MARKET
  AMOUNT             SHORT-TERM NOTES                     VALUE
------------------------------------------------------------------
              GOVERNMENT (5.4%)
$3,053,000   Federal Home Loan Mortgage
                4.750%  01-02-98                        $3,052,597
   154,000   U.S.T-Bill
                5.155%  01-22-98                           153,537
                                                        ----------
                                                         3,206,134
                                                        ----------
             MEDICAL AND RELATED (1.7%)
 1,000,000   Abbot Laboratories
                5.800%  01-07-98                           999,033
                                                        ----------
             METALS AND MINING (2.1%)
 1,000,000   Minnesota Mining
                5.530%  01-21-98                           996,928
   269,000   Minnesota Mining
                5.800%  01-09-98                           268,653
                                                        ----------
                                                         1,265,581
                                                        ----------
             Total Short Term Notes
                (15.4%) (Cost $9,202,895)               $9,202,895
                                                        ----------

    FACE                                                  MARKET
   AMOUNT            CONVERTIBLE DEBENTURES               VALUE
------------------------------------------------------------------
                   AUTOMOTIVE AND RELATED (0.8%)
$  100,000   The Pep Boys conv.
                4.000% due 09-01-99                     $   98,875
   700,000   The Pep Boys MM&J Lyons, zero
                coupon contracts due 09-20-11              374,500
                                                           473,375
                                                        ----------
             BUSINESS SERVICES (3.0%)
 2,225,000   Automatic Data Process, zero
                coupon contracts due 02-20-12            1,766,094
                                                        ----------
             DRUGS (1.6%)
 1,700,000   Alza Corp., zero coupon
                contracts due 07-14-14                     788,375
   200,000   Mckesson Co., 4.500%  conv.
                suborinated debentures
                due 03-01-04                               182,110
                                                        ----------
                                                           970,485
                                                        ----------
             ENTERTAINMENT AND LEISURE (0.1%)
    50,000   Ogden Corp. conv.
                 5.750% due 10-20-02                        48,125
                                                        ----------
              FOREIGN (0.5%)
   200,000   Lonrho 6.000% conv. subordinated
                 debenture, due 02-27-04                   286,300
                                                        ----------
             HOTEL/LODGING (0.6%)
   525,000   Marriott International, zero
                coupon contracts due 03-25-11              341,906
                                                        ----------
             INDUSTRIAL SERVICES (3.0%)
 1,800,000   Roche Holdings, conv. zero
                coupon contracts due 05-06-12              839,250
 1,150,000   WMX Technologies
                  2.000% due 01-24-05                      983,250
                                                        ----------
                                                         1,822,500
                                                        ----------
             MEDICAL AND RELATED (1.0%)
   675,000   Chiron Corp., conv.
                1.900% due 11-17-00                        617,625
                                                        ----------
                                                      (continued)


OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1997

   FACE                                                  MARKET
  AMOUNT            CONVERTIBLE DEBENTURES               VALUE
------------------------------------------------------------------
             MEDIA AND PUBLISHING (2.9%)
$  900,000   News America Hldgs Lyons
                zero coupons contracts due 03-11-13    $   420,750
    50,000   Thomas Nelson Cl. B
                5.750% due 11-30-99                         48,125
   400,000   Times Mirror New, zero coupon
                contracts due 04-15-17                     171,500
 2,200,000   Time Warner, zero coupon
                contracts due 06-22-13                   1,113,750
                                                       -----------
                                                         1,754,125
                                                       -----------
             METALS AND MINING (1.7%)
   450,000   Homestake Mining
                5.500% due 06-23-00                        418,500
    50,000   Inco Ltd. conv.
                7.750% due 03-15-16                         48,813
   580,000   Inco Ltd. conv.
                5.750% due 07-01-04                        553,900
                                                       -----------
                                                         1,021,213
                                                       -----------
             OIL, ENERGY, AND NATURAL GAS (1.1%)
   630,000   Enserch Corp.
                6.375% due 04-01-02                        655,200
                                                       -----------
             REAL ESTATE (1.1%)
   625,000   Rouse Co., 5.750% conv. suborinated
                debentures, due 07-23-02                   654,688
                                                       -----------
             RETAIL (0.4%)
   375,000   Office Depot, zero coupon
                contracts due 11-01-08                     244,687
                                                       -----------
             UTILITIES (1.3%)
   250,000   Potomac Electricity & Power Co.,
                5.000% conv. subordinated
                debentures, due 09-01-02                   245,312
 1,500,000   US Cellular Lyons, zero coupon
                contracts due 06-15-15                     541,875
                                                       -----------
                                                           787,187
                                                       -----------
             TOTAL CONVERTIBLE DEBENTURES
                (19.1%) (COST  $10,556,725)            $11,443,510
                                                       -----------

                                                         MARKET
SHARES              COMMON STOCK                         VALUE
------------------------------------------------------------------
             BANKING (0.1%)
        13   Bank for International Settlements        $    81,331
                                                       -----------
             COMPUTER AND RELATED (0.8%)
     4,800   IBM Corp.                                     501,900
                                                       -----------
             CHEMICALS (2.0%)
    21,500   Great Lakes Chemical Corp.                    964,813
     5,250   Hanson Trust PLC ADR                          121,078
     5,000   Millenium Chemicals                           117,812
                                                       -----------
                                                         1,203,703
                                                       -----------
             CONSUMER PRODUCTS (1.9%)
    18,000   Philip Morris Cos., Inc.                      815,625
     6,000   Polaroid Corp.                                292,125
                                                       -----------
                                                         1,107,750
                                                       -----------

                                                         MARKET
  SHARES            COMMON STOCK                         VALUE
------------------------------------------------------------------
                     DRUGS (3.6%)
    31,000  *Genetech Special Common                   $ 1,879,375
     4,000   Schering - Plough Corp.                       248,500
                                                       -----------
                                                         2,127,875
                                                       -----------
             DURABLE GOODS (0.1%)
     3,000   A T Cross Co.                                  30,375
                                                       -----------
             ELECTRICAL EQUIPMENT (5.5%)
     4,000   Exide Corp.                                   103,500
   110,000  *Firstenergy Corp.                           3,190,000
                                                       -----------
                                                         3,293,500
                                                       -----------
             FINANCE (2.1%)
     2,800   American Express                              249,900
     3,200   Federal Nat'l Mortgage Assn.                  182,600
     4,500   Fund American Enterprise                      544,500
     8,000   Leucadia National Corp.                       276,000
                                                       -----------
                                                         1,253,000
                                                       -----------
             FOOD AND RELATED (0.6%)
    12,500   McCormick & Company, Inc.                     350,000

             FOREIGN (0.7%)
   275,000   Lonrho PLC                                    420,805
                                                       -----------
             FORESTRY AND PAPER PRODUCTS (2.5%)
     1,000   Deltic Timber Corp.                            27,375
     2,500   International Paper Co.                       107,813
    21,000   Johns-Manville Corp.                          211,312
     9,500   Louisiana Pacific Corp.                       180,500
    47,000   MacMillan Bloedel                             499,375
     9,000   Weyerhaeuser Co.                              441,563
                                                       -----------
                                                         1,467,938
                                                       -----------
             INDUSTRIAL SERVICES (1.9%)
     8,000   Corning Inc.                                  297,000
    51,500   Wheelabrator Technologies                     827,219
                                                       -----------
                                                         1,124,219
                                                       -----------
             INSURANCE (4.0%)
    15,500   Loews Corp.                                 1,644,938
     5,500   Unitrin, Inc.                                 355,437
    31,500   Willis Corroon Group plc                      387,844
                                                       -----------
                                                         2,388,219
                                                       -----------
             MEDIA AND PUBLISHING (6.8%)
    17,000   Chris-Craft Ind., Inc.                        889,313
    10,000   Meredith Corp.                                356,875
    19,000   New York Times Co. Class A                  1,256,375
     8,000   Readers Digest                                195,000
     2,800   Washington Post Class B                     1,362,200
                                                       -----------
                                                         4,059,763
                                                       -----------
             MEDICAL AND RELATED (0.6%)
     1,500   Pharmacia & Upjohn                             54,938
   110,000   Smith & Nephew                                325,789
                                                       -----------
                                                           380,727
                                                       -----------
             METALS AND MINING (2.1%)
    26,000   Homestake Mining Co.                          230,750
    29,000   Newmont Mining Corp.                          851,875
    29,500   Prime Resources Group                         200,969
                                                       -----------
                                                         1,283,594
                                                       -----------

                                                        (continued)


OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1997

                                                         MARKET
 SHARES             COMMON STOCK                         VALUE
-----------------------------------------------------------------
            OIL, ENERGY AND NATURAL GAS (9.5%)
   36,000   Amerada Hess Corp.                        $ 1,975,500
    6,000   Atlantic Richfield Co.                        480,750
    8,500   The Energy Group Pls ADR                      379,313
    1,500   Kerr McGee                                     94,969
   18,700   Mitchell Energy & Development                 544,637
   14,000   Murphy Oil Corp.                              758,625
   16,330   Texaco, Inc.                                  887,943
   28,000   Union Texas Petroleum                         582,750
                                                      -----------
                                                        5,704,487
                                                      -----------
            RETAIL (1.5%)
   12,000  *Hill Stores Co.                                38,250
    8,000   Limited Inc.                                  204,000
  150,000  *Petrie Stores- Liq. Trust Unit                448,500
    2,100  *Toys R' Us                                     66,018
    4,300   Wal-Mart Stores, Inc.                         169,581
                                                      -----------
                                                          926,349
                                                      -----------
            TRANSPORTATION (0.8%)
   16,000   Overseas Shipholding Inc.                     349,000
    4,000   Ryder System, Inc.                            131,000
                                                      -----------
                                                          480,000
                                                      -----------
            UTILITIES (3.4%)
   45,000  *Niagara Mohawk Power                          472,500
   50,000   Unicom Corp.                                1,537,500
                                                      -----------
                                                        2,010,000
                                                      -----------
            TOTAL COMMON STOCK
               (50.5%)  (COST  $24,590,650)           $30,195,535
                                                      -----------

                                                         MARKET
  SHARES            PREFERRED STOCK                      VALUE
-----------------------------------------------------------------
            FINANCE (0.6%)
    7,000   Kemper Co., 5.750% Series E               $   364,000
                                                      -----------
            FORESTRY AND PAPER PRODUCTS (0.1%)
      500   International Paper                            24,430
                                                      -----------
            REAL ESTATE (1.1%)
   13,000   Rouse Co. conv. Series B                      650,000
                                                      -----------

                                                         MARKET
  SHARES            PREFERRED STOCK                      VALUE
-----------------------------------------------------------------
            UTILITIES (1.9%)
      265   Cleveland Electric 9.000%                 $   284,554
      150   Cleveland Electric 8.800%                     159,313
    4,940   Cleveland Electric Adj. Rate                  469,300
    2,894   Entergy Gulf Series B                         144,339
    1,000   Niagara Mohawk Power Series B                  23,250
    3,200   Niagara Mohawk Power Series C                  76,800
                                                      -----------
                                                        1,157,556
                                                      -----------
            TOTAL PREFERRED STOCK
               (3.7%)  (COST $1,936,523)              $ 2,195,986
                                                      -----------

                  PUT OPTION PURCHASES                   MARKET
 SHARES     STOCK/EXPIRATION/EXERCISE PRIC               VALUE
-----------------------------------------------------------------
       15   Automatic Data/Feb/$55.00                 $     1,031
       15   Automatic Data/May/$60.00                       4,312
        5   Grand Met/Jan/$45.00                            3,812
       10   HFS/Jan/$65.00                                      0
       10   IBM/Jan/$95                                       625
       15   IBM/Jan/$100                                    1,875
       10   IBM/Jan/$105                                    3,750
       15   IBM/Jan/$115                                   15,750
       15   IBM/Jul/$120                                   28,875
       10   Limited Inc/Feb/$25                             1,188
       15   Pharmacia & Upjohn/Apr/$40                      6,188
        6   Poloroid/Apr/$60                                5,625
       25   Schering-Plough/Feb/$55                           937
       10   Schering-Plough/Feb/$65                         6,750
       15   Schering-Plough/Aug/$65                         9,375
       15   Texaco/Apr/$70                                 15,188
       15   Walmart/Jun/$42.50                              8,625
                                                      -----------
            TOTAL PUT OPTION PURCHASE
               (0.2%) (COST  $201,997)                $   113,906
                                                      -----------
            TOTAL HOLDINGS
               (COST  $52,768,019) (a)                $59,572,752
                                                      ===========




*  Non-income producing securities.

(a)  Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES
                                                              December 31, 1997
Assets:
   Investments in securities at market
     value (note 1) (cost $52,768,019) ..........................  $59,572,752
   Cash in bank .................................................        1,545
   Receivable for fund shares sold ..............................      490,274
   Receivable for securities sold ...............................       22,599
   Dividends and accrued interest receivable ....................      265,003
   Other ........................................................        2,469
                                                                   -----------
     Total assets ...............................................   60,354,642
                                                                   -----------
Liabilities:
   Payable for investment management
     services (note 3) ..........................................      467,709
   Payable for securities purchased .............................       41,460
   Other accrued expenses .......................................       14,379
                                                                   -----------
     Total liabilities ..........................................      523,548
                                                                   -----------
Net assets at market value ......................................  $59,831,094
                                                                   ===========
Net assets consist of:
   Par value, $1 per share ......................................   $4,420,939
   Paid-in capital in excess of par value .......................   48,601,647
   Net unrealized appreciation on investments (note 1)...........    6,804,733
   Undistributed net
     investment income ..........................................        3,775
                                                                   -----------
Net assets at market value ......................................  $59,831,094
                                                                   ===========
Shares outstanding (note 4) .....................................    4,420,939

Net asset value per share .......................................  $     13.53
                                                                   ===========

STATEMENTS OF OPERATIONS
                                                   Year ended December 31, 1997
Investment income:
   Interest .....................................................  $ 1,141,028
   Dividends ....................................................      708,387
                                                                   -----------
    Total investment income .....................................    1,849,415
                                                                   -----------
Expenses:
    Management fees (note 3) ....................................      386,595
    Custodian fees (note 3) .....................................       13,000
    Directors' fees (note 3) ....................................        2,320
    Professional fees ...........................................        6,960
    Accounting and transfer agent fees ..........................       40,596
    Other .......................................................        9,444
                                                                   -----------
    Total expenses ..............................................      458,915
                                                                   -----------
    Net investment income .......................................  $ 1,390,500
                                                                   -----------
Realized and unrealized gain on investments:
  Net realized gain from investments ............................  $ 2,209,729
  Net increase in unrealized
   appreciation on investments ..................................    3,325,188
                                                                   -----------
    Net gain on investments .....................................    5,534,917
                                                                   -----------
    Net increase in net
    assets from operations ......................................  $ 6,925,417
                                                                   ===========



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year Ended         Year Ended
                                                                          12-31-97           12-31-96
                                                                         ----------         ----------
From operations:
  Net investment income ................................................$ 1,390,500       $  1,121,488
  Realized gain on investments .........................................  2,209,729          1,168,575
  Unrealized gain on investments .......................................  3,325,188          2,026,474
                                                                        -----------       ------------
    Net increase in assets from operations..............................  6,925,417          4,316,537
                                                                        -----------       ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income............................. (1,682,334)          (969,506)
  Capital gains distributions .......................................... (3,070,931)          (655,102)
                                                                        -----------       ------------
    Total dividends and distributions .................................. (4,753,265)        (1,624,608)
                                                                        -----------       ------------

From capital share transactions (note 4):
  Received from shares sold ............................................ 17,953,371         16,614,123
  Received from dividends reinvested ...................................  4,753,265          1,624,608
  Paid for shares redeemed ............................................. (3,328,937)        (1,969,700)
                                                                        -----------       ------------
    Increase in net assets derived from capital share transactions ......19,377,699         16,269,031
                                                                        -----------       ------------

      Increase in net assets ........................................... 21,549,851         18,960,960
Net Assets:
  Beginning of period .................................................. 38,281,243         19,320,283
                                                                        -----------       ------------
  End of period (a) ....................................................$59,831,094       $ 38,281,243
                                                                        ===========       ============

(a) Includes undistributed net investment income of.....................$     3,775       $    295,609
                                                                        ===========       ============

FINANCIAL HIGHLIGHTS

                                                                                         5-1-94
                                                           Years Ended December 31,        to
                                                          1997      1996       1995     12-31-94
                                                          ----      ----       ----     --------
Per share data:
Net asset value, beginning of period.....................$12.93    $11.99     $10.25     $10.00
Income from investment operations:
   Net investment income.................................. 0.39      0.48       0.39       0.22
   Net realized and unrealized gain on investments ....... 1.48      1.31       1.85       0.23
                                                         ------    ------     ------     ------
     Total income from investment operations.............. 1.87      1.79       2.24       0.45
                                                         ------    ------     ------     ------
Less distributions:
   Dividends from net investment income ..................(0.46)    (0.44)     (0.29)     (0.20)
   Distributions from net realized capital gains .........(0.81)    (0.41)     (0.21)      0.00
                                                         ------    ------     ------     ------
     Total distributions..................................(1.27)    (0.85)     (0.50)     (0.20)
                                                         ------    ------     ------     ------
Net asset value, end of period...........................$13.53    $12.93     $11.99     $10.25
                                                         ======    ======     ======     ======
Total return..............................................15.19%    15.75%     22.62%      4.53%(b)

Ratios and supplemental data:
   Ratio of expenses to average net assets ............... 0.95%     0.97%      0.96%      0.98%(a,d)
   Ratio of net investment income to average net assets .. 2.88%     3.90%      3.47%      3.24%(a,d)
Portfolio turnover rate...................................   41%       37%        32%        20%
Average commission rate (c) ............................. $ 0.04    $ 0.05        NR         NR

Net assets at end of period (millions)....................$ 59.8    $ 38.3     $ 19.3    $  6.8

(a)  Annualized

(b)  Calculated on an aggregate basis (not annualized)

(c) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

(d) The advisor has reimbursed certain operating expenses of the Capital Apprciation Portfolio for the period ending December 31, 1994. Had the advisor not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 1.05% and the annualized ratio of net investment income to average net assets would have been 3.18%.

(NR) Not required prior to 1996.

   The accompanying notes are an integral part of these financial statements.

SMALL CAP PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium- size companies

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                   8.47%
Three-year                                19.31%
Since inception (4/30/94)                 21.76%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

The second half of 1997 continued the trend of volatility set in the first half. The third quarter was strong but followed by a weak fourth quarter, primarily due to concerns over the Asian crisis and its effects on corporate profit growth. The positives of 1997 were better than expected profits and a declining inflation rate which led to lower interest rates. Unfortunately, the concern over global growth resulted in investors favoring large cap investments.

We would expect 1998 to be more of the same at this point. The economies of Europe and the Americas are healthy albeit growing slowly. Interest rates continue to trend down as does inflation which is a good environment for financial assets. The primary concern is the Asian crisis which will have a deflationary effect and cause some slowdown in global growth. The uncertainty over the magnitude of the Asian crisis and its impact will likely lead to continued volatility across all global stock markets. We believe however that the US is in particularly good shape with declining interest rates and a good global competitive position. Small company stocks are at very attractive valuations and with their higher growth rates should perform well in the current environment.

CHANGE IN VALUE OF $10,000 INVESTMENT

                     '94      '95       '96        '97
Small Cap Portfolio                                $20,684
Russell 2000 Index                                 $18,343

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF DECEMBER 31, 1997

                                               % of Net Assets
1.  JP Foodservice Inc                               2.1
2.  Fairfield Communities Inc                        2.1
3.  Watson Pharmaceuticals Inc.                      2.0
4.  Wolverine World Wide                             1.8
5.  Helen of Troy                                    1.6
6.  HBO & Co                                         1.6
7.  Documentum                                       1.6
8.  HNC Software                                     1.6
9.  US Office Products                               1.5
10. Pre Paid Legal Services                          1.5

TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997
                                               % of Net Assets
[S]                                                [C]
Computer and Related                               17.1
Medical and Related                                10.2
Business Services                                   6.7
Retail                                              5.5
Electronics                                         5.0


The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO
SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1997

    FACE                                                         MARKET
   AMOUNT          REPURCHASE AGREEMENTS                         VALUE
-------------------------------------------------------------------------
              FINANCIAL (14.2%)
 $8,290,000   Star Bank 5.500%  01-02-98
                repurchase price $8,292,533
                collateralized by GNMA certificates
                pool #8359
                due 01-20-24 (cost $8,290,00                   $8,290,000
                                                               ----------
              TOTAL REPURCHASE AGREEMENTS
                 (14.2%) (Cost $8,290,000)                     $8,290,000
                                                               ----------

                                                                 MARKET
   SHARES     U.S. COMMON STOCK                                  VALUE
-------------------------------------------------------------------------
              AEROSPACE (0.7%)
     14,250  *Tracor Inc.                                        $432,844
                                                                ---------
              AUTOMOTIVE AND RELATED (0.5%)
     10,700   OEA Inc.                                            309,631
                                                                ---------
              BUSINESS SERVICES (6.7%)
     17,075  *Checkfree                                           461,025
     20,000  *Concord EFS, Inc.                                   497,500
      2,850  *Metzler Group                                       114,356
      6,000   National Data Corp.                                 216,750
     24,975  *Pre Paid Leagal Services Inc.                       853,833
     14,000  *Sylvan Learning Systems Inc.                        546,000
     44,625  *US Office Products                                  875,766
     15,575  *Vestcom International                               348,491
                                                                ---------
                                                                3,913,721
                                                                ---------
              CHEMICALS (1.2%)
     12,875   Crompton & Knowles Corp.                            341,187
      9,475   OM Group                                            347,022
                                                                ---------
                                                                  688,209
                                                                ---------
              CIRCUITS (0.6%)
     12,025   Sipex Corporation                                   363,756
                                                                ---------
              COLLECTIBLES (0.5%)
      7,600  *Action Performance Co.  Inc.                        287,850
                                                                ---------
              COMMUNICATIONS (4.3%)
      8,100  *Cellular Communication Intl.                        378,676
     20,300  *Digital Microwave Corp.                             294,350
      9,125  *Genesys Telecomm. Labs                              290,859
     23,200  *Intelect Communications Inc.                        118,899
     11,975  *Nextlink Communications                             255,217
     15,400  *P-Com Inc.                                          265,650
      5,625  *Pacific Gateway Exchange                            302,695
     19,225  *Periphonics Corp.                                   168,219
     19,475  *Smartalk Teleservices                               443,056
                                                                ---------
                                                                2,517,621
                                                                ---------
              CONSUMER PRODUCTS (3.6%)
     58,400   Helen of Troy                                       941,700
     10,550  *JR Cigar                                            263,750
     11,750  *Ocular Sciences                                     308,438
     14,375  *Samsonite                                           454,609
      4,950   Windmere                                            111,684
                                                                ---------
                                                                2,080,181
                                                                ---------

                                                                 MARKET
   SHARES          U.S. COMMON STOCK                             VALUE
-------------------------------------------------------------------------
              COMPUTER AND RELATED (17.1%)
     18,075  *Aspen Technology                                 $  619,069
      7,275  *Avant! Corp.                                        121,856
     16,350  *CDW Computer Centers Inc.                           852,244
     22,125  *Documentum                                          932,016
      5,750  *Electronic Arts                                     217,422
     42,350  *Geoworks                                            407,619
     21,625  *HNC Software                                        929,875
     20,625   Harbinger Corp.                                     579,991
     19,987   Insight Enterprises Inc.                            734,522
     13,325   Keane Inc.                                          541,328
      8,450  *MMC Networks Inc.                                   141,511
     23,650  *Mastech Corporation                                 750,887
     11,500  *Radisys Corp.                                       428,375
     16,925  *SanDisk Corp. Designs                               343,789
      8,575  *Security Dynamics Tech.                             306,556
     24,125  *Simione Central                                     217,125
      6,000  *Sterling Commerce Inc.                              230,625
     23,500  *Summit Design Inc.                                  243,812
     14,825  *Transaction System Arch.                            563,350
     18,025  *Transition Systems                                  398,803
     13,650  *Zebra                                               406,088
                                                               ----------
                                                                9,966,863
                                                               ----------
              Drugs (3.0%)
     17,400   Parexel International Corp.                         643,800
     33,900  *Watson Pharmaceuticals Inc.                       1,099,630
                                                               ----------
                                                                1,743,430
                                                               ----------
              ELECTRONICS (5.0%)
     27,750   Berg Electronics Corp.                              631,313
     11,746   PRI Automation Inc.                                 339,166
      7,275  *Powerwave Technologies                              122,311
     21,512   Remec Inc.                                          484,020
     10,475  *Sanmina Corp.                                       709,681
     11,400  *Sawtek Inc.                                         300,675
      7,325  *Speedfam International Inc.                         194,112
      3,300   Vitesse Semiconductor Corp.                         124,575
                                                               ----------
                                                                2,905,853
                                                               ----------
              ENTERTAINMENT AND LEISURE (0.4%)
     12,425  *Midway Games                                        225,980
                                                               ----------
              FINANCE (0.2%)
      2,500   Banco Latinoamericano                               103,438
                                                               ----------
              FOOD AND RELATED (2.1%)
     32,675  *JP Foodservice Inc.                               1,206,933
                                                               ----------
              HEALTH CARE AND RELATED (1.5%)
     10,425  *Access Health Inc.                                  306,234
      2,125  *Envoy Corporation                                    61,891
     30,050  *Orthodontic Centers of America                      499,581
                                                               ----------
                                                                  867,706
                                                               ----------
              HOTEL/LODGING (4.0%)
     15,650  *Capstar Hotel Co.                                   536,991
      6,475  *Promus Hotel Corp.                                  271,950
     23,162   Signature Resorts Inc.                              506,669
     29,025  *Silverleaf Resorts Inc.                             711,113
     13,300  *Vistana                                             305,900
                                                               ----------
                                                                2,332,623
                                                               ----------
                                                               (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1997

                                                                 MARKET
    SHARES         U.S. COMMON STOCK                             VALUE
-------------------------------------------------------------------------
              INDUSTRIAL SERVICES (2.0%)
     14,500  *Brooks Automation                                  $266,438
      9,000   Harsco Corp.                                        388,125
     13,350  *USA Waste                                           523,987
                                                                ---------
                                                                1,178,550
                                                                ---------
              INSURANCE (1.9%)
      7,375   Executive Risk Inc.                                 514,867
     14,200   Reliastar Financial Corp.                           584,863
                                                                1,099,730
                                                                ---------
              INVESTMENT MANAGEMENT (0.5%)
     10,725  *Affiliated Managers Group Inc.                      311,025
                                                                ---------
              MACHINERY (0.8%)
     18,325  *Rental Service Corp.                                450,108
                                                                ---------
              MEDICAL AND RELATED (10.2%)
      9,300  *Advance Paradigm                                    295,275
     15,500  *Covance                                             308,062
     19,100  *ESC Medical Systems                                 740,125
     28,475  *FPA Medical Management                              530,347
     19,470   HBO & Company                                       934,560
     12,125  *Healthcare Compare                                  619,891
     13,375  *Henry Schein Inc.                                   468,125
     23,450  *Medical Manager Corp.                               422,100
      9,800  *NCS Healthcare Inc.                                 258,475
      5,075  *R.P. Scherer                                        309,575
     17,700   Rexall Sundown Inc.                                 534,319
     12,175  *Sunrise Assisted Living Inc.                        525,048
                                                                ---------
                                                                5,945,902
                                                                ---------
              METALS AND MINING (0.7%)
     10,525   IMCO Recycling                                      169,058
     14,250  *NSS Group                                           244,031
                                                                ---------
                                                                  413,089
                                                                ---------
              OIL, ENERGY, AND NATURAL GAS (0.7%)
      1,250   Patterson Energy                                     48,359
     15,000   UTI Energy                                          388,125
                                                                ---------
                                                                  436,484
                                                                ---------
              PRINTING (0.9%)
     13,000   Mail-Well Inc.                                      526,500
                                                                ---------
              REAL ESTATE (2.0%)
     27,100   Fairfield Communities Inc.                        1,195,788
                                                                ---------

              RENTAL AUTO/EQUIPMENT (0.4%)
     11,800  *United Rentals Inc.                                 227,888
                                                                ---------
              RESTAURANTS (1.4%)
     19,000   CKE Restaurants                                     800,375
                                                                ---------


                                                                 MARKET
  SHARES           U.S. COMMON STOCK                             VALUE
-------------------------------------------------------------------------
              RETAIL (5.5%)
     12,000   Fred Meyer                                       $  436,500
     22,700   Proffitt's Inc.                                     645,531
     16,850  *Stage Stores                                        629,769
     12,475  *The Men's Wearhouse Inc.                            433,506
     46,575   Wolverine World Wide                              1,053,759
                                                              -----------
                                                                3,199,065
              RETIREMENT/AGED CARE (0.8%)
     42,000  *Capital Senior Living                               438,375
                                                              -----------
              TELECOM SERVICES (2.8%)
     10,900  *Echostar Communications                             182,575
     33,900  *Premiere Technologies                               936,542
     41,625  *Westell Technologies Inc. A                         532,271
                                                              -----------
                                                                1,651,388
                                                              -----------
              TEXTILES (0.6%)
     11,000   Warnaco Group Cl A                                  345,125
                                                              -----------
              TRANSPORTATION (1.5%)
     39,625  *Offshore Logistics                                  846,984
                                                              -----------
              TOTAL U.S. COMMON STOCK
               (84.1%)  (COST $41,121,629)                    $49,013,015
                                                              -----------

                                                                 MARKET
     SHARES        FOREIGN COMMON STOCK                          VALUE
-------------------------------------------------------------------------
              BRITIAN (1.4%)
              MEDIA
     39,600  *Flextech Plc                                     $  340,124

              MISCELLANEOUS
     83,770   Wetherspoon (J.D.)                                  458,993
                                                              -----------
              TOTAL BRITIAN                                       799,117
                                                              -----------
              NETHERLANDS (1.1%)
              MISCELLANEOUS
      8,160  *Hunter Douglas NV                                   285,789

              TRANSPORTATION
      7,100  *IHC Caland                                          368,444
                                                              -----------
              TOTAL NETHERLANDS                                   654,233
                                                              -----------
              TOTAL FOREIGN COMMON STOCK
               (2.5%) (COST $968,846)                         $ 1,453,350
                                                              -----------
              TOTAL HOLDINGS
               (COST $50,380,475)(A)                          $58,756,365
                                                              ===========



*Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                DECEMBER 31, 1997
Assets:
 Investments in securities at market
  value (note 1) (cost $50,380,475)..........        $58,756,365
 Cash in bank ...............................                845
 Receivable for fund shares sold.............            615,474
 Receivable for securities sold .............            583,480
 Dividends and accrued interest receivable ..              3,657
 Other ......................................              2,406
                                                     -----------
  Total assets ..............................         59,962,227
                                                     -----------
Liabilities:
 Payable for securities purchased ...........          1,607,040
 Payable for investment management
  services (note 3) .........................             39,867
 Other accrued expenses .....................             10,751
                                                     -----------
  Total liabilities .........................          1,657,658
                                                     -----------
Net assets at market value                           $58,304,569
                                                     ===========

Net assets consist of:
 Par value, $1 per share ....................         $3,114,834
 Paid-in capital in excess of par value .....         46,812,884
 Accumulated undistributed net realized
  gain on investments (note 1)...............                961
 Net unrealized appreciation on investments
  (note 1)...................................          8,375,890
                                                     -----------
Net assets at market value                           $58,304,569
                                                     ===========
Shares outstanding (note 4)..................          3,114,834
                                                     ===========

Net asset value per share....................        $     18.72
                                                     ===========

 STATEMENT OF OPERATIONS
                                     YEAR ENDED DECEMBER 31, 1997
 Investment income:
  Interest................................           $    100,415
                                                      -----------
  Dividends...............................                293,792
                                                      -----------
   Total investment income................                394,207
                                                      -----------
 Expenses:
  Management fees (note 3)................                378,436
  Custodian fees (note 3).................                 10,000
  Directors' fees (note 3)................                  2,120
  Professional fees.......................                  6,360
  Fund accounting fees ...................                 35,496
  Other...................................                  9,310
                                                      -----------
   Total expenses.........................                441,722

   Net investment loss ...................               ($47,515)
                                                      -----------
 Realized and unrealized gain on investments:
  Net realized gain from investments .....             $2,695,780
  Net increase in unrealized
   appreciation on investments ...........              1,661,151
                                                      -----------
    Net gain on investments...............              4,356,931
                                                      -----------
    Net increase in net
    assets from operations................             $4,309,416
                                                      ===========


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year Ended    Year Ended
                                                                                    12-31-97      12-31-96
                                                                                   ----------    ----------
From operations:
 Net investment loss .............................................................    ($47,515)    ($127,376)
 Realized gain (loss) on investments .............................................   2,695,780      (234,049)
 Unrealized gain on investments ..................................................   1,661,151     4,808,722
                                                                                   -----------   -----------
   Net increase in assets from operations.........................................   4,309,416     4,447,297
                                                                                   -----------   -----------
Dividends and distributions to shareholders:
 Capital gains distributions .....................................................  (2,462,490)     (542,566)
                                                                                   -----------   -----------
From capital share transactions (note 4):
 Received from shares sold .......................................................  21,480,666    19,468,827
 Received from dividends reinvested ..............................................   2,462,490       542,566
 Paid for shares redeemed ........................................................  (5,950,001)   (1,490,446)
                                                                                   -----------   -----------
  Increase in net assets derived from capital share transactions..................  17,993,155    18,520,947
                                                                                   -----------   -----------
    Increase in net assets .......................................................  19,840,081    22,425,678
Net Assets:
 Beginning of period .............................................................  38,463,709    16,038,031
                                                                                   -----------   -----------
 End of period (a) ............................................................... $58,303,790   $38,463,709
                                                                                   ===========   ===========

(a) Includes undistributed net investment loss of.................................   ($198,942)    ($151,428)
                                                                                   ===========   ===========

FINANCIAL HIGHLIGHTS

                                                                                         5-1-94
                                                   Years Ended December 31,                to
                                                   1997      1996           1995        12-31-94
                                                   ----      ----           ----        --------
Per share data:
Net asset value, beginning of period..............$18.03    $15.85         $11.99        $10.00
Income (loss) from investment operations:
 Net investment income (loss) .................... (0.02)    (0.08)         (0.02)         0.18
 Net realized and unrealized gain on investments .  1.54      2.80           3.95          1.94
                                                  ------    ------         ------        ------
  Total income from investment operations.........  1.52      2.72           3.93          2.12
                                                  ------    ------         ------        ------
Less distributions:
 Dividends from net investment income.............  0.00      0.00          (0.07)        (0.13)
 Distributions from net realized capital gains ... (0.83)    (0.54)          0.00          0.00
                                                  ------    ------         ------        ------
  Total distributions............................. (0.83)    (0.54)         (0.07)        (0.13)
                                                  ------    ------         ------        ------
Net asset value, end of period....................$18.72    $18.03         $15.85        $11.99
                                                  ======    ======         ======        ======

Total return......................................  8.47%    17.71%         33.01%        21.26%(b)

Ratios and supplemental data:
 Ratio of expenses to average net assets .........  0.94%     0.96%          0.96%         0.91%(a,d)
 Ratio of net investment income to average net
   assets ........................................ (0.11%)   (0.48%)        (0.11%)        3.27%(a,d)
Portfolio turnover rate...........................    80%       70%            75%           22%
Average commission rate (c) ...................... $0.05     $0.06              NR           NR

Net assets at end of period (millions)............ $58.3     $38.5          $16.0          $3.3

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
(d) The advisor has reimbursed certain operating expenses of the Small Cap Portfolio for the period ending December 31, 1994. Had the advisor not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 0.95% and the annualized ratio of net investment income to average net assets would have been 3.24%.
(NR) Not required prior to 1996


   The accompanying notes are an integral part of these financial statements.

GLOBAL CONTRARIAN PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The Global Contrarian Portfolio seeks to provide long-term growth of capital by investing in foreign and domestic securities that are undervalued or presently out of favor with other investors but have positive prospects for eventual appreciation.

PERFORMANCE AS OF DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                  11.67%
Since inception (3/31/95)                 11.93%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

Over the 12 months ended December 31, 1997, the Global Contrarian Portfolio underperformed the MSCI World Index. This was due to several factors. First, a fairly substantial percentage (approximately 17%) of net assets is invested in various commodity-related securities (i.e., gold, forest products, base metals, sugar) which declined markedly while the Asian crisis unfolded. Second, most non-Asian world markets performed well in the first half of the year, but displayed considerable volatility in the second half. While large capitalization stocks recovered, small capitalization stocks lagged major indices. Because the portfolio tends to be overweighted in smaller stocks, this hurt relative returns for our US as well as foreign holdings. Third, the portfolio held a fairly large cash position throughout the year (approximately 23% of net assets) which earned meager returns in a low interest rate environment.

The portfolio has reduced its exposure to commodities-related securities over the last six months as weaker global economic growth is anticipated in the near-term following the Asian crisis. Simultaneously, the portfolio has started cautiously buying stocks and bonds on a selective basis in a few Asian countries. There is value to be found in certain depressed situations following recent price collapses in that region.

CHANGE IN VALUE OF $10,000 INVESTMENT

                                        '95       '96           '97
Global Contrarian Portfolio             $10,000                $15,049
Morgan Stanley Capt. Ind. Worl Index    $10,000                $13,630

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF DECEMBER 31, 1997

                                               % of Net Assets
1.  Edipresse Sa Br New                              1.8
2.  CDL Hotels                                       1.7
3.  Franklin Electric Co Inc                         1.7
4.  Rep of Argentina FRN                             1.7
5.  Makita Corp                                      1.6
6.  Manpower                                         1.6
7.  Industrias Penoles                               1.5
8.  San Juan Basin Royalty                           1.5
9.  Kaneb Services, Inc                              1.4
10. Secom Co., LTD                                   1.4

TOP 5 COUNTRIES AS OF DECEMBER 31, 1997
                                              % of Net Assets
United States                                      33.4
Japan                                               6.8
Switzerland                                         6.5
South America                                       5.3
France                                              4.6






The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1997

                                                            MARKET
 SHARES             U.S. COMMON STOCK                       VALUE
-------------------------------------------------------------------
            BUILDING MATERIALS (0.8%)
 10,000     Justin Industries Inc.                         $136,250
                                                         ----------
            CAPITAL GOODS (4.9%)
  3,000     Bandag Inc. Class 'A'                           143,625
  8,000     Blount International Inc. Cl 'A'                213,500
  4,700     Franklin Electric Co., Inc.                     301,975
 12,000     Woodhead Industries, Inc.                       225,000
                                                         ----------
                                                            884,100
                                                         ----------
            CHEMICALS (0.6%)
 10,000     Lawter International Inc.                       108,750
                                                         ----------
            COMPUTER AND RELATED (2.8%)
  5,000     NCR Corporation                                 139,063
  8,000     Teltrend, Inc.                                  137,000
 10,000     Wang Laboratories, Inc.                         221,250
                                                         ----------
                                                            497,313
                                                         ----------
            CONSUMER PRODUCTS (3.3%)
  1,000     Allen Organ Co. Class 'B'                        41,500
  3,000     Dole Foods Company, Inc.                        137,250
  5,000     Furniture Brands International Inc.             102,500
  8,000     Gibson Greetings, Inc.                          175,000
 10,000     Hancock Fabrics                                 145,000
                                                         ----------
                                                            601,250
                                                         ----------
            ELECTRICAL EQUIPMENT (1.8%)
 20,000     BEI Electronics, Inc.                            82,500
 20,000     BEI Technologies, Inc.                          245,000
                                                         ----------
                                                            327,500
                                                         ----------
            ENERGY AND OIL (4.1%)
 50,000     Kaneb Services Inc.                             259,375
  8,000     North European Oil Royalty Trust                129,000
  1,700     Rochester & Pittsburgh Coal Co.                  75,650
 30,000     San Juan Basin Royalty Trust                    277,500
                                                         ----------
                                                            741,525
                                                         ----------
            FINANCE (3.2%)
  8,000    *Classic Bankshares Inc.                         134,000
  5,000    *East Texas Financial Services                   118,750
  8,000    *First Federal Financial Services                129,000
  8,500     Redwood Financial Inc.                          110,500
  5,000     Southern Banc Co., Inc.                          87,500
                                                         ----------
                                                            579,750
                                                         ----------
            FORESTRY PRODUCTS (1.7%)
  1,000     Georgia Pacific Corp.                            60,750
  1,000     Georgia Pacific Corp. Timber Group               22,687
  5,000     Greif Brothers Corp. Class 'A'                  167,500
  1,500     Rayonier Inc.                                    63,843
                                                         ----------
                                                            314,780
                                                         ----------
            MEDIA (0.0%)
  5,000    *Integrity Music, Inc. Class 'A'                   6,250
                                                         ----------
            METALS AND MINING (0.7%)
     60     Case Pomeroy, Inc. Class A                       63,000
  1,000     Reynolds Metals Co.                              60,000
                                                         ----------
                                                            123,000
                                                         ----------
            REAL ESTATE (0.3%)
  2,000     Alico, Inc.                                      46,500
                                                         ----------
            SERVICES (2.6%)
 10,000     Borg-Warner Security Corp.                     $176,250
  8,000     Manpower Inc.                                   282,000
                                                         ----------
                                                            458,250
                                                         ----------
            TRANSPORTATION (0.7%)
  3,500     Kenan Transport Company                         128,187
                                                         ----------

            UTILITIES (0.9%)
  5,000     Montana Power Co.                               159,063
                                                         ----------
            MISCELLANEOUS (3.6%)
  5,000     Chemed Corp.                                    207,188
 15,000    *Kaiser Ventures Inc.                            180,000
  4,000     UniFirst Corp.                                  112,250
  5,200     Zero Corporation                                154,050
                                                         ----------
                                                            653,488
                                                         ----------
            TOTAL U.S. COMMON STOCK
              (32.0%) (COST $4,475,049)                  $5,765,956
                                                         ----------

                                                             MARKET
 SHARES         FOREIGN COMMON STOCK                         VALUE
-------------------------------------------------------------------
            JAPAN (6.8%)
 20,000     Dai Tokyo Fire & Marine Ins. Co. (18)           $68,704
 12,000     Dowa Fire & Marine Ins. Co. (18)                 35,793
  2,500     Fuji Photo Film Co. Ltd. (9)                     95,848
  2,500     Fuji Photo Film Co. Ltd. ADR (9)                 95,469
  8,000     Koekisha Co. Ltd. (29)                          130,046
 30,000     Makita Corp.                                    287,544
  7,000     Nittetsu Mining Co., Ltd. (22)                   28,448
  4,000     Secom Co., Ltd. (29)                            255,799
  1,000     Toho Co. (20)                                   106,583
 25,000     Yomeishu Seizo Co. Ltd.                         129,394
                                                         ----------
                                                          1,233,628
                                                         ----------
            SWITZERLAND (6.5%)
     40     Bank of Intl. Settlements (3)                   249,658
  1,100     Edipresse SA, Bearer (25)                       319,015
    300     Kuehne & Nagel Intl. AG (32)                    193,502
    500     Sika Finanz AG Bearer (7)                       158,687
    700     Societe Generale d'Affichage DRC (20)           256,156
                                                         ----------
                                                          1,177,018
                                                         ----------
            FRANCE (4.3%)
  3,000     Emin-Leydier (14)                               177,013
  2,000     Eramet (14)                                      75,792
    300     Eurafrance (34)                                 122,164
  1,000     Legrand ADP (10)                                126,153
  1,000     Marine Wendel (34)                              113,687
    800     Groupe NSC (19)                                 104,911
    900     Rougier SA (14)                                  44,877
                                                         ----------
                                                            764,597
                                                         ----------
            LATIN AMERICA (3.0%)
 10,000     Antofagasta Holdings plc (21)                    54,506
 62,500     Industrias Penoles, SA de CV (1)                278,312
 75,000     Ledesma SA (1)                                   78,015
515,000     Grupo Fernandez Editors (25)                    121,372
                                                         ----------
                                                            532,205
                                                         ----------


                                                         (continued)

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1997

                                                             MARKET
  SHARES                 FOREIGN COMMON STOCK                VALUE
-------------------------------------------------------------------
               HONG KONG (2.1%)
   999,606     CDL Hotels Intl. Ltd. (16)                  $303,212
   100,000     Shaw Brothers (Hong Kong) Ltd.(20)            74,219
                                                        -----------
                                                            377,431
                                                        -----------
               SOUTH AFRICA (1.9%)
    50,000     Avgold Ltd. (22)                              39,042
    22,500     Driefontein ADR (22)                         149,063
    35,000     Vaal Reefs Exploration Ltd. (22)             134,531
     2,500     Western Areas Gold Mining Ltd. (22)           13,768
                                                        -----------
                                                            336,404
                                                        -----------
               GERMANY (1.6%)
       100     Axel Springer Verlag AG (20)                  67,280
       500     Buderus AG (5)                               224,360
                                                        -----------
                                                            291,640
                                                        -----------
               MALAYSIA (1.1%)
    80,000     Genting Berhad                               200,463
                                                        -----------

               SINGAPORE (0.9%)
    13,000     DelGro Corp. Ltd.                             15,917
    85,000     Intraco Ltd. (34)                             39,911
     6,500     Singapore Bus Service Ltd. (32)                2,357
   200,000     Thakral Corp. Ltd.                           104,000
                                                        -----------
                                                            162,185
                                                        -----------
               BELGIUM (0.6%)
       700     Engrais Rosier SA (34)                       114,732
                                                        -----------
               NEW ZEALAND (0.5%)
    60,000     Carter Holt Harvey Limited (14)               92,648
                                                        -----------

               CANADA (0.5%)
     5,000     Noranda, Inc. (21)                            86,071
                                                        -----------
               SPAIN (0.4%)
    12,000     Energia e Industrias Aragonesas (7)           80,339
                                                        -----------
               THAILAND (0.4%)
    20,000     Oriental Hotel (16)                           80,258
                                                        -----------
               NETHERLANDS (0.4%)
     1,300     Bosch & Keuning NV (20)                       40,415
     2,080     German City Estates NV (27)                   28,226
                                                        -----------
                                                             68,641
                                                        -----------
               SWEDEN (0.3%)
     5,000     Bylock & Nordsjofrakt AB 'B'(32)              20,670
     5,000     Gorthon Lines (32)                            27,539
                                                        -----------
                                                             48,209
                                                        -----------
               PHILIPPINES (0.1%)
70,000,000     Manila Mining Corp. 'B' (22)                  22,469
                                                        -----------
               INDONESIA (0.1%)
   200,000     PT Komatsu Rigs Tender                        19,091
                                                        -----------
               MISCELLANEOUS (0.9%)
   100,000     Lonrho plc (34)                              153,608
                                                        -----------

               TOTAL FOREIGN COMMON STOCK
                 (32.4%) (COST $6,595,959)               $5,841,637
                                                        -----------
               TOTAL COMMON STOCKS
                 (64.4%) (COST  $11,071,008)            $11,607,593
                                                        -----------

                                                             MARKET
  SHARES                 U.S. PREFERRED STOCK                 VALUE
-------------------------------------------------------------------
               MEDIA (0.8%)
     2,000     Cowles Media Co., Non voting             $   152,000
                                                        -----------
               TOTAL U.S. PREFERRED STOCK
                (0.8%) (COST $46,250)                   $   152,000
                                                        -----------

                                                            MARKET
 SHARES                  FOREIGN PREFERRED STOCK            VALUE
-------------------------------------------------------------------
               INDONESIA (1.3%)
     6,000     Freeport McMoRan Pfd. 'C' (22)           $   136,500
     5,000     Freeport McMoRan Pfd. 'D' (22)                96,876
                                                        -----------
                                                            233,376
                                                        -----------
               NEW ZEALAND (0.9%)
    35,000     Independent Press Communications (25)        162,540
                                                        -----------
               TOTAL FOREIGN PREFERRED STOCK
                (2.2%) (COST $474,511)                  $   395,916
                                                        -----------
               TOTAL PREFERRED STOCK
                (3.0%) (COST $520,761)                  $   547,916
                                                        -----------

  FACE                                                       MARKET
 AMOUNT                  CONVERTIBLE DEBENTURES              VALUE
--------------------------------------------------------------------
               U.S. DOLLAR (4.0%)
  $124,000     Air & Water Technology Corp.
                8.000% due 05-15-15 (29)                $   101,525
    50,000     Cheil Jedang
                3.000% due 12-31-06 (9)                      52,813
   155,000     IRSA
                4.500% due 08-02-03 (4)                     164,881
   250,000     Tipco Asphalt Co.
                2.750% due 09-19-06 (6)                     185,000
   100,000     Samsung Electronics Co. Ltd
                due 12-31-07 (11)                            70,375
   200,000     ICTSI
                1.750% due 03-13-04 (6)                     148,500
                                                        -----------
                                                            723,094
                                                        -----------
               NON-U.S. DOLLAR (0.3%)
     2,000  FF Immobiliere Hoteliere
                5.000% due 01-01-01 (16)                     59,835
                                                        -----------
               TOTAL CONVERTIBLE DEBENTURES
                (4.3%) (Cost  $831,064)                   $ 782,929
                                                        -----------


                                                         (continued)

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                  DECEMBER 31, 1997

    FACE                                                      MARKET
   AMOUNT                NON-CONVERTIBLE BONDS                VALUE
--------------------------------------------------------------------
               U.S. DOLLAR (5.0%)
   $50,000     Cemex SA
               9.500% due 09-20-01 (6)                      $ 51,485
   147,000     Federal Republic Of Brazil
               6.687% due 04-15-06 (15)                      127,155
   200,000     Grupo Televisa
               13.250% due 05-15-08 (20)                     149,760
   336,000     Republic of Argentina FRB
               6.687% due 03-31-05 (15)                      300,804
   238,095     Republic of Venezuela
               6.812% due 12-18-07 (15)                      213,690
    50,000     PT Pabrik Kertas Tjiwi Kimia
               13.250% due 08-01-01 (14)                      50,008
                                                         -----------
                                                             892,902
                                                         -----------
               TOTAL NON-CONVERTIBLE BONDS
                 (5.0%) (COST $772,266)                     $892,902
                                                         -----------

   FACE                                                       MARKET
  AMOUNT                 SHORT-TERM NOTES                     VALUE
--------------------------------------------------------------------
               APPLIANCES (2.8%)
  $500,000     Maytag Corp.
                7.00%  01-02-98                             $499,903
                                                         -----------
               AUTOMOTIVE AND RELATED (2.6%)
   472,000     Fiat Finance Inc.
                6.150%  01-12-98                             471,112
                                                         -----------

   FACE                                                       MARKET
  AMOUNT                 SHORT-TERM NOTES                     VALUE
--------------------------------------------------------------------
               CHEMICALS (4.3%)
  $769,000     DuPont Ei De Nemours
                5.700%  01-16-98                            $767,174
                                                         -----------
               ELECTRICAL (0.5%)
   100,000     Motorola, Inc.
                5.750%  01-21-98                              99,681
                                                         -----------

               FINANCIAL (7.3%)
   507,000     Merrill Lynch
                6.000%  01-02-98                             506,916
   804,000     Prudential Funding
                5.800%  01-02-98                             803,870
                                                         -----------
                                                           1,310,786
                                                         -----------
               TRANSPORTATION (4.0%)
   722,000     CSX Corp.
                5.970%  01-06-98                             721,401
                                                         -----------
               TOTAL SHORT-TERM NOTES
                (21.5%) (COST  $3,870,057)                $3,870,057
                                                         -----------
               TOTAL HOLDINGS
                (COST  $17,065,156)(a)                   $17,701,397
                                                         ===========

(a) Also represents cost for Federal Income tax purposes.

* Non-income producing securities.

Foreign Currencies

FF - French Franc

       Industry Classifications
        (1)   Agriculture                   (12)  Energy and Oil                (23)  Packaging
        (2)   Automotive                    (13)  Food & Beverage               (24)  Paper
        (3)   Banking                       (14)  Forest Products               (25)  Publishing
        (4)   Building Products             (15)  Governmental                  (26)  Rail Equipment
        (5)   Capital Goods                 (16)  Hotels                        (27)  Real Estate
        (6)   Cement                        (17)  Health Care                   (28)  Retailing
        (7)   Chemicals                     (18)  Insurance                     (29)  Services
        (8)   Computer Products             (19)  Machinery                     (30)  Steel
        (9)   Consumer Products             (20)  Media                         (31)  Textile
       (10)   Electrical Products           (21)  Metal (non-ferrous)           (32)  Transportation
       (11)   Electronics                   (22)  Mining                        (33)  Utilities
                                                                                (34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
                                                               DECEMBER 31, 1997
ASSETS:
 Investments in securities at market
  value (note 1) (cost $17,065,156) .........................      $ 17,701,397
 Cash in bank ...............................................            37,676
 Unrealized gain on forward currency
  contracts (note 5) ........................................            95,207
 Receivable for fund shares sold ............................           205,087
 Receivable for securities sold .............................            43,433
 Dividends and accrued interest receivable ..................                81
                                                                   ------------
   Total assets .............................................        18,082,881
                                                                   ------------
LIABILITIES:
 Unrealized loss on forward currency
  contracts (note 5) ........................................            28,959
 Payable for investment management
  services (note 3) .........................................            13,139
 Other accrued expenses .....................................            17,283
                                                                   ------------
   Total liabilities ........................................            59,381
                                                                   ------------

Net assets at market value ..................................      $ 18,023,500
                                                                   ============

Net assets consist of:
 Par value, $1 per share ....................................      $  1,536,703
 Paid-in capital in excess of par value .....................        15,784,767
 Net unrealized appreciation (depreciation) on:
  Investments (note 1) ......................................           636,241
  Foreign currency related transactions .....................              (459)
  Forward currency contracts (note 5) .......................            66,248
                                                                   ------------
Net assets at market value ..................................      $ 18,023,500
                                                                   ============
Shares outstanding (note 4) .................................         1,536,703

Net asset value per share ...................................      $      11.73
                                                                   ============


STATEMENT OF OPERATIONS
                                                   YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
 Interest ...................................................      $    298,935
 Dividends (net of $12,353 foreign taxes withheld) ..........           230,313
                                                                   ------------
  Total investment income ...................................           529,248
                                                                   ------------
EXPENSES:
 Management fees (note 3) ...................................           130,704
 Custodian fees (note 3) ....................................            53,119
 Directors' fees (note 3) ...................................               680
 Professional fees ..........................................             2,047
 Other ......................................................             4,398
                                                                   ------------
   Total expenses ...........................................           190,948
                                                                   ------------
   Net investment income ....................................      $    338,300
                                                                   ------------
Realized and unrealized gain on
 investments and foreign currency:
 Net realized gain from:
  Investments ...............................................      $    739,161
  Forward currency related transactions .....................           184,137
Net increase in unrealized appreciation on:
   Investments ..............................................           192,139
   Foreign currency related transactions ....................            20,818
                                                                   ------------
   Net gain on investments ..................................         1,136,255
                                                                   ------------
   Net increase in net
   assets from operations ...................................      $  1,474,555
                                                                   ============



  The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  Year Ended       Year Ended
                                                                                                   12-31-97         12-31-96
                                                                                                  ----------       ----------
From operations:
  Net investment income .......................................................................    $338,300         $189,661
  Realized gain on investments and foreign currency transactions...............................     923,298          275,381
  Unrealized gain on investments and foreign currency transactions ............................     212,957          327,989
                                                                                                -----------      -----------
    Net increase in assets from operations.....................................................   1,474,555          793,031
                                                                                                -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income....................................................    (430,394)        (142,005)
  Capital gains and foreign currency related transaction distributions ........................  (1,126,860)        (108,638)
                                                                                                -----------      -----------
    Total dividends and distributions .........................................................  (1,557,254)        (250,643)
                                                                                                -----------      -----------
From capital share transactions (note 4):
  Received from shares sold ...................................................................   7,002,064        7,880,959
  Received from dividends reinvested ..........................................................   1,557,254          250,643
  Paid for shares redeemed ....................................................................  (1,742,872)      (1,804,832)
                                                                                                -----------      -----------
      Increase in net assets derived from capital share transactions...........................   6,816,446        6,326,770
                                                                                                -----------      -----------
        Increase in net assets ................................................................   6,733,747        6,869,158
Net Assets:
  Beginning of period .........................................................................  11,289,753        4,420,595
                                                                                                ===========      ===========
  End of period (a) ........................................................................... $18,023,500      $11,289,753
                                                                                                ===========      ===========

(a) Includes undistributed (overdistributed) net investment income of..........................        ($22)         $92,072
                                                                                                ===========      ===========

FINANCIAL HIGHLIGHTS
                                                                                              Year         Year       4-1-95
                                                                                             Ended        Ended         to
                                                                                            12-31-96     12-31-96    12-31-95
                                                                                            --------     --------    --------
Per share data:
Net asset value, beginning of period......................................................   $11.66       $10.80      $10.00
Income from investment operations:
  Net investment income...................................................................     0.29         0.28        0.13
  Net realized and unrealized gain on investments
    and foreign currency transactions ....................................................     1.03         1.00        0.75
                                                                                             ------       ------      ------
      Total income from investment operations.............................................     1.32         1.28        0.88
                                                                                             ------       ------      ------
Less distributions:
  Dividends from net investment income....................................................    (0.38)       (0.24)      (0.08)
  Distributions from net realized capital gains
    and foreign currency related transactions.............................................    (0.87)       (0.18)       0.00
                                                                                             ------       ------      ------
      Total distributions.................................................................    (1.25)       (0.42)      (0.08)
                                                                                             ------       ------      ------
Net asset value, end of period............................................................   $11.73       $11.66      $10.80
                                                                                             ======       ======      ======
Total return..............................................................................    11.67%       12.09%       8.89%(b)

Ratios and supplemental data:
  Ratio of expenses to average net assets ................................................     1.32%        1.29%       1.58%(a,d)
  Ratio of net investment income to average net assets ...................................     2.33%        2.44%       1.64%(a,d)
Portfolio turnover rate...................................................................       29%          18%          6%(a)
Average commission rate (c) ..............................................................    $0.01       $ 0.03           NR

Net assets at end of period (millions)....................................................    $18.0       $ 11.3        $4.4

(a)  Annualized

(b)  Calculated on an aggregate basis (not annualized)

(c) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

(d) The advisor has reimbursed certain operating expenses of the Global Contrarian Portfolio for the period ended December 31, 1995. Had the advisor not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 1.90% and the annualized ratio of net investment income to average net assets would have been 1.32%.

(NR) Not required prior to 1996.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH PORTFOLIO
OHIO NATIONAL FUND, INC.

 Objective

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.



 Performance as of December 31, 1997

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                  12.53%
Since inception (3/31/95)                 14.17%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.


 Comments

The US stock market finished the year much in the same way it began - with a liquidity-driven rally in the large-cap, blue chip companies. We maintained our focus on smaller growth companies, while the market experienced a "flight to quality," mainly in large-cap and interest-sensitive issues. Our emphasis on growth companies kept the portfolio underweighted in two outperforming sectors, banks and utilities. In addition, a key holding, Danka Business Systems, lost more than half of its market value with the release of unexpected disappointing news in the fourth quarter.

Several years of utopian market conditions have been disrupted by Asian financial crises, including severe currency devaluations necessitating IMF bailouts. These events have raised prospects of worldwide over-capacity, price cuts, diminished US exports and generally reduced economic growth and corporate profits. Moreover, recent market volatility may dampen investor enthusiasm for stocks in general.

In this environment we believe dependable growth companies will attract premium valuations. The portfolio already emphasizes such companies, and we will continue to upgrade our holdings with this focus in mind. Our strategy is to proceed cautiously. Although the current environment is less certain than the past, we believe there are ample opportunities to invest in companies that can achieve attractive results.



Change in Value of $10,000 Investment

                                       '95            '96         '97

Aggressive Growth Portfolio                                     $14,396
NASDAQ Composite Index                                          $19,216


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.



Top 10 Holdings as of December 31, 1997

                                               % of Net Assets
1.  Budget Group Inc.                                3.3
2.  Ocean Energy Inc.                                2.7
3.  Central Garden and Pet                           2.6
4.  Union Pacific Resources Grp Inc.                 2.4
5.  Sybron International Corp-Wis                    2.3
6.  TCF Financial Corp                               2.2
7.  Universal Outdoor Holdings Inc.                  2.1
8.  Danka                                            2.0
9.  Black Box Corp                                   1.8
10. IBM                                              1.6




 Top 5 Industries as of December 31, 1997

                                             % of Net Assets

Retail                                             16.5
Business Services                                  12.2
Oil, Energy, and Natural Gas                       10.6
Medical and Related                                 9.1
Computer and Related                                6.8



The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH

SCHEDULE OF INVESTMENTS                  DECEMBER 31, 1997

                                           MARKET
   SHARES         COMMON STOCK             VALUE
-------------------------------------------------
            AEROSPACE (0.8%)
      650   Boeing Co.                           $  31,809
    5,050  *Hexcel Corp.                           125,934
                                                 ---------
                                                   157,743
                                                 ---------
            AUTOMOTIVE AND RELATED (1.4%)
    5,700   Harley-Davidson, Inc.                  156,038
   11,500  *Miller Industries Inc.                 123,625
                                                 ---------
                                                   279,663
                                                 ---------
            BANKING (4.6%)
      875   BankAmerica Corp.                       63,875
    1,104   Chase Manhattan Corp.                  120,888
    1,300   Citicorp                               164,369
    1,200   Household International, Inc.          153,075
   12,300   TCF Financial Corp.                    417,431
                                                 ---------
                                                   919,638
                                                 ---------
            BUSINESS SERVICES (12.2%)
    5,673  *Accustaff Inc.                         130,479
    6,350  *Cendant Corp                           218,281
      800  *Ceridian Corporation                    36,650
    1,700  *Checkfree Corporation                   45,900
    4,300  *Consolidated Graphics, Inc.            200,488
   24,400   Danka Business Systems ADR             388,875
    4,250  *Equity Corporation International        98,281
      975  *Fiserv Inc.                             47,897
    2,000  *Lamalie Associates                      40,000
    9,075  *Lason Holdings  Inc.                   241,622
    1,800  *Mac-Gray Corp.                          28,125
    4,113  *Outdoor Systems Inc.                   157,836
    9,800  *Pierce Leahy Corp                      200,900
    4,250   Pittston Brink's Group                 171,063
    7,950  *Universal Outdoor Holdings             413,400
                                                 ---------
                                                 2,419,797
                                                 ---------
            COMPUTER AND RELATED (6.8%)
      925  *America Online, Inc.                    82,498
    1,700  *Aware Inc.                              17,425
    9,750  *Black Box Corp.                        344,906
    1,612   Computer Associates Intl. Inc.          85,235
    4,275  *Hummingbird Communication Ltd.         134,930
    3,100   IBM                                    324,144
    4,400  *Phoenix International Ltd               64,900
    1,400  *Sterling Commerce Inc.                  53,812
    3,400  *Storage Technology Corp.               210,588
      500  *Tecnomatix Techno. Ltd.                 16,875
    1,700  *USWEB Corp.                             15,937
                                                 ---------
                                                 1,351,250
                                                 ---------
            COMMUNICATIONS (0.9%)
    2,400  *Communications Central Inc.             24,150
    1,000  *Mobile Telecomm. Tech. Corp.            22,000
    2,400  *Sinclair Broadcasting Group            111,900
    1,200  *Versant Object Tech.                    16,575
                                                 ---------
                                                   174,625
                                                 ---------
            CONSUMER PRODUCTS (3.0%)
    6,100  *800-JR CIGAR INC.                      152,500
    2,700   Fingerhut Companies                     57,713
    2,600   Philip Morris Companies, Inc.          117,812
    4,300  *Rocky Shoes & Boots Inc.                65,575
    5,400   Service Corporation International      199,463
                                                 ---------
                                                   593,063
                                                 ---------

            DRUGS (1.1%)
   27,300  *Halsey Drug Co. Inc.                    42,656
    1,450   McKesson Corp.                         156,872
      700  *Pharmacopeia                            11,200
                                                 ---------
                                                   210,728
                                                 ---------
            DURABLE GOODS (1.1%)
    3,100   Applied Power Inc. Cl. A               213,900
                                                 ---------
                                                   213,900
                                                 ---------
            ELECTRICAL EQUIPMENT (3.6)
   11,550   Berg Electronics Corp.                 262,763
    2,950  *General Cable Corp.                    106,753
    3,525   Harman International Industries Inc.   149,592
    6,100  *Kent Electronics Corp.                 153,263
      600   Xerox Corp.                             44,287
                                                 ---------
                                                   716,658
                                                 ---------
            ENTERTAINMENT AND
              LEISURE (4.3%)
    3,000  *Action Performance Co.                 113,625
   15,800  *American Skiing Corp.                  235,025
    8,000  *Bally Total Fitness Holding Corp.      175,000
    3,350  *Host Marriott Corp                      65,744
    5,600   International Game Technology          141,400
    7,062   SCP Pool Corp.                         135,943
                                                 ---------
                                                   866,737
                                                 ---------
            FINANCE (2.4%)
    1,550   American Express Co.                   138,338
    3,050   Associates First Capital Corp.         216,931
    2,650   Block, H&R Inc.                        118,753
                                                 ---------
                                                   474,022
                                                 ---------
            FOOD & RELATED (0.4%)
      800  *JP Foodservice, Inc.                    29,550
      925   Lancaster Colony Corp.                  52,147
                                                 ---------
                                                    81,697
                                                 ---------
            HOTEL/LODGING (0.7%)
    4,600  *Candlewood Hotel Co. Inc.               40,250
    2,205  *Promus Hotel Corp.                      92,610
                                                 ---------
                                                   132,860
                                                 ---------
            INDUSTRIAL SERVICES (1.3%)
    8,000  *Coinmach Laundry Corp.                 196,000
    2,100   Waste Management Corp                   57,750
                                                 ---------
                                                   253,750
                                                 ---------
            INSURANCE (1.6%)
    2,150   Conesco, Inc.                           97,691
    3,450   MGIC Investment Corp.                  229,425
                                                 ---------
                                                   327,116
                                                 ---------
            MEDIA AND PUBLISHING (1.7%)
    2,700   CBS Corporation                         79,481
    2,000  *Clear Channel Communications           158,875
    4,250  *Getty Communications PLC ADR            63,219
    2,400  *Metro Goldwyn Mayer Inc.                48,000
                                                 ---------
                                                   349,575
                                                 ---------
            MEDICAL AND RELATED (9.1%)
    1,025  *Arterial Vascular Engineer, Inc.        66,625
    4,050  *Boston Scientific Corp.                185,794
    9,600  *Cohr Inc.                              122,400
    3,100  *Covance Inc.                            61,612
    1,500  *Datascope                               38,813
    2,400   Dentsply International Inc.             73,200
    3,100  *Gulf South Medical Supply, Inc.        115,475

                                                (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                       DECEMBER 31, 1997

                                                         MARKET
   SHARES      COMMON STOCK                              VALUE
---------------------------------------------------------------
            MEDICAL AND RELATED (CONT.)
    8,208  *Henry Schein Inc.                          $287,280
      500  *Molecular Dynamics inc.                       8,125
      550  *Sabratek Corp.                               15,812
    2,850  *Steris Corp.                                137,513
   13,400  *Suburban Ostomy Supply Co.                  155,775
    9,375  *Sybron International Corp.-Wis.             440,039
    4,425  *United Dental Care Inc.                      47,569
    2,200  *VWR Corp.                                    62,150
                                                    -----------
                                                      1,818,182
                                                    -----------
            OIL, ENERGY AND NATURAL GAS (10.6%)
      725  *Cooper Cameron Corp.                         44,225
    4,050  *Ensco International Inc.                    135,675
    2,650  *Global Marine Inc.                           64,925
      350   Helmerich & Payne Inc.                       23,756
    8,700  *Marine Drilling Company Inc.                180,525
    4,200  *Nabors Industries Inc.                      132,038
   10,500  *Noble Drilling Corp.                        321,562
   10,675  *Ocean Energy Inc.                           526,411
      250  *Rowan Companies, Inc.                         7,625
      650   Santa Fe International corp.                 26,447
    2,050   Schlumberger Ltd.                           165,025
   18,250   Union Pacific Resources Group Inc.          442,563
      650   Wicor Inc.                                   30,184
                                                    -----------
                                                      2,100,961
                                                    -----------
            REAL ESTATE AND LEASING (0.5%)
    5,400   Sunstone Hotel Investors Inc.                93,150
                                                    -----------
            RESTAURANTS (1.5%)
    2,400  *Casa Ole' Restaurants Inc.                    8,400
    2,400  *Logan's Roadhouse                            37,200
    4,800  *PJ America Inc.                              72,000
    5,450  *Rainforest Cafe Inc.                        179,850
                                                    -----------
                                                        297,450
                                                    -----------

            TRANSPORTATION & EQUIPMENT (2.6%)
    1,875   Burlington Northern Sante Fe                174,258
    7,300  *Hub Group Inc. Cl A                         217,175
    3,150   Rollins Truck Leasing Corp                   56,306
    3,350  *Wisconsin Central Transportation Corp        78,305
                                                    -----------
                                                        526,044
                                                    -----------
            RETAIL (16.5%)
    9,100  *Avis Rent A Car Inc.                       $290,631
   18,900  *Budget Group Inc.                           653,231
   19,950  *Central Garden and Pet Co.                  523,688
    4,925   Cole National Corp.                         147,442
    4,000   Consolidated Stores Corp.                   175,750
   10,350  *Eagle Hardware & Garden Co.                 200,531
    2,900  *Goody's Family Clothing Co.                  78,844
    4,800   Hertz Corp. Cl A                            193,200
    3,150  *Just For Feet Inc.                           41,344
    2,100  *MSC Industrial Direct Co. CIA                88,988
   26,000  *Movie Gallery Inc.                           76,375
    4,200   Regis Corp Minn RJQ                         105,525
    8,300  *Renters Choice Inc.                         170,150
    2,300   Rite Aid Corp.                              134,981
    4,800  *Staples Inc.                                133,200
    6,100  *Wilmar Industries Inc.                      145,637
    5,250  *Zale Corp.                                  120,750
                                                    -----------
                                                      3,280,267
                                                    -----------
            Total Common Stock
             (88.7%)
               (Cost $16,775,198)                   $17,638,876
                                                    -----------


  FACE                                         MARKET
 AMOUNT         SHORT-TERM OBLIGATIONS         VALUE
-----------------------------------------------------
            GOVERNMENT (0.5%)
 $100,000   US Treasury Note
             4.94%  01/29/1998             $   99,664
                                           ----------

            TOTAL SHORT-TERM
              OBLIGATIONS
             (0.5%) (COST $98,724)         $   99,664
                                           ----------

  FACE                                         MARKET
 AMOUNT           REPURCHASE AGREEMENTS         VALUE
-----------------------------------------------------
            FINANCIAL (0.8%)
 $174,000   Star Bank 5.50%  due 01-02-98
             repurchase price $174,053
             collateralized by GNMA certificates
             pool#8359
             due 01-20-24
             (cost $174,000)              $   174,000
                                          -----------
            TOTAL REPURCHASE AGREEMENTS
             (0.8%) (COST $174,000)       $   174,000
                                          -----------

            TOTAL HOLDINGS
             (COST $17,047,922) (a)       $17,912,540
                                          ===========

 *Non-income producing securities.
(a)  Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

Statement of Assets and Liabilities
                                                     December 31, 1997
Assets:
         Investments in securities at market
             value (note 1) (cost $17,047,922)......      $17,912,540
         Cash in bank ..............................              367
         Receivable for fund shares sold............          453,659
         Receivable for securities sold ............        1,557,751
         Dividends and accrued interest receivable .            9,709
         Other .....................................            2,108
                                                          -----------
             Total assets ..........................       19,936,134
                                                          -----------

Liabilities:
         Payable for investment management
             services (note 3) .....................           13,861
         Payable for securities purchased ..........           24,210
         Other accrued expenses ....................            5,356
                                                          -----------
             Total liabilities .....................           43,427
                                                          -----------
Net assets at market value..........................      $19,892,707
                                                          ===========

Net assets consist of:
         Par value, $1 per share ...................       $1,794,410
         Paid-in capital in excess of par value ....       17,199,380
         Accumulated undistributed net realized
             gain on investments (note 1) ..........           34,299
         Net unrealized appreciation on investments           864,618
                                                          -----------
Net assets at market value                                $19,892,707
                                                          ===========

Shares outstanding (note 4).........................        1,794,410

Net asset value per share...........................           $11.09



Statement of Operations
                                           Year ended December 31, 1997

Investment income:
   Interest...............................                     $27,656
   Dividends..............................                      61,349
                                                            ----------
      Total investment income.............                      89,005
                                                            ----------

Expenses:
   Management fees (note 3)...............                     125,073
   Custodian fees (note 3)................                       5,001
   Directors' fees (note 3)...............                         680
   Professional fees......................                       2,240
   Accounting and transfer agent fees ....                      14,387
   Other..................................                       3,344
                                                            ----------
      Total expenses......................                     150,725
                                                            ----------
      Net investment loss ................                    ($61,720)
                                                            ----------
Realized and unrealized gain on investments:
   Net realized gain from investments ....                  $1,523,817
   Net increase in unrealized
      appreciation on investments ........                     318,599
                                                            ----------
          Net gain on investments.........                   1,842,416

          Net increase in net
          assets from operations..........                  $1,780,696
                                                            ==========


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

Statement of Changes in Net Assets
                                                                                   Year Ended    Year Ended
                                                                                    12-31-97      12-31-96
                                                                                   -----------   -----------
From operations:
 Net investment income (loss) ...................................................     ($61,720)   $1,259,285
 Realized gain (loss) on investments ............................................    1,523,817    (1,358,319)
 Unrealized gain on investments .................................................      318,599       377,912
                                                                                   -----------   -----------
   Net increase in assets from operations........................................    1,780,696       278,878
                                                                                   -----------   -----------

Dividends and distributions to shareholders:
 Dividends paid from net investment income ......................................     (172,523)   (1,271,325)
 Capital gains distributions.....................................................      (65,296)            0
                                                                                   -----------   -----------
   Total dividends and distributions.............................................     (237,819)   (1,271,325)
                                                                                   -----------   -----------

From capital share transactions (note 4):
 Received from shares sold ......................................................    8,136,995     8,883,382
 Received from dividends reinvested .............................................      237,819     1,271,325
 Paid for shares redeemed .......................................................   (2,034,563)   (1,158,142)
                                                                                   -----------   -----------
  Increase in net assets derived from capital share transactions.................    6,340,251     8,996,565
                                                                                   -----------   -----------

    Increase in net assets ......................................................    7,883,128     8,004,118
Net Assets:
 Beginning of period ............................................................   12,009,579     4,005,461
                                                                                   -----------   -----------

 End of period (a) ..............................................................  $19,892,707   $12,009,579
                                                                                   ===========   ===========

(a) Includes undistributed net investment income (loss) of.......................     ($61,720)     $172,523
                                                                                   ===========   ===========

Financial Highlights
                                                           Year             Year         4-1-95
                                                          Ended            Ended           to
                                                         12-31-97         12-31-96      12-31-95
                                                         --------         --------      --------
Per share data:
Net asset value, beginning of period..................... $10.03           $11.84        $10.00
Income from investment operations:
 Net investment income (loss) ...........................  (0.05)            1.64          1.56
 Net realized and unrealized gain (loss) on investments .   1.29            (1.59)         1.08
                                                          ------           ------        ------
  Total income from investment operations................   1.24             0.05          2.64
                                                          ------           ------        ------
Less distributions:
 Dividends from net investment income ...................  (0.14)           (1.86)        (0.80)
 Distributions from net realized capital gains...........  (0.04)            0.00          0.00
                                                          ------           ------        ------
   Total distributions...................................  (0.18)           (1.86)        (0.80)
                                                          ------           ------        ------

Net asset value, end of period........................... $11.09           $10.03        $11.84
                                                          ======           ======        ======

Total return.............................................  12.53%            0.76%        26.95%(b)

Ratios and supplemental data:
 Ratio of expenses to average net assets ................   0.97%            1.01%         1.02%(a)
 Ratio of net investment income to average net assets ... (0.40%)           15.81%        18.18%(a)
Portfolio turnover rate..................................    193%            1987%         1488%
Average commission rate (c) .............................  $0.06            $0.03             NR

Net assets at end of period (millions)...................  $19.9            $12.0          $4.0

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
(NR) Not required prior to 1996.

   The accompanying notes are an integral part of these financial statements.

CORE GROWTH PORTFOLIO
OHIO NATIONAL FUND, INC.

 Objective

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.


 Performance as of December 31, 1997

AVERAGE ANNUAL TOTAL RETURN:
Since inception (1/3/97)                  -3.08%


Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.


 Comments


The top 30 companies in the Russell 3000 Growth Index represent 47% of the index's market capitalization. While they are growing at above-average rates, we believe that there are many smaller companies with higher earnings growth. Over the next three to five years, we expect the Core Growth Portfolio companies to grow earnings at 38% versus 14% for the Russell 3000 Growth Index companies.

 The NMSGI Index, consisting of the 500 fastest growing small stocks, aims to eliminate the large cap bias of the NASDAQ in which Intel and Microsoft account for 20% of the market. The index advanced just 7.3% for 1997 despite the fact that 75% of its companies met or beat estimates. Additionally, earnings growth in the index registered a 58% gain for the year versus a 10% gain for the S&P 500, illustrating the point that small companies grow faster than large ones.

Except for a few months in mid-1997, investors were unwilling to pay for high-quality, high-earnings growth companies. Currently, uncertainty centered on Asia has kept investors at bay. We believe that steadfast investors in this style will be rewarded. In virtually all past periods, remaining invested in this style has proven to be beneficial when the style returns to favor.



Change in Value of $10,000 Investment

                        1/97      12/97
Core Growth Portfolio   $10,000   $ 9,592
Russell 2000 Index      $10,000   $13,169

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.


 Top 10 Holdings as of December 31, 1997



                                               % of Net Assets
1.  Clear Channel Comm                               2.5
2.  Apollo Group A                                   2.4
3.  HBO & Co                                         2.4
4.  Cambridge Technology Partners                    2.1
5.  Parexel International                            2.1
6.  Visio Software                                   2.1
7.  Advanced Fibre Communications                    2.0
8.  Associates 1st Cap Co.                           2.0
9.  Gartner Group                                    1.9
10. DST Systems Inc.                                 1.7




 Top 5 Industries as of December 31, 1997







                                            % of Net Assets
Computer and Related                               22.3
Business Services                                  11.6
Oil, Energy, and Natural Gas                        7.8
Electrical Equipment                                6.7
Communications                                      6.7





The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

Schedule of Investments

   FACE                                                   MARKET
  AMOUNT           REPURCHASE AGREEMENTS                   VALUE
----------------------------------------------------------------
             FINANCIAL (21.5%)
$2,051,000   Star Bank 5.500% due 01-02-98
               repurchase price $2,051,627
               collateralized by GNMA certificates
               pool #8359
               due 01-20-24 (cost $2,051,000)         $2,051,000
                                                     -----------
             TOTAL REPURCHASE AGREEMENTS
               (21.5%)  (COST $2,051,000)             $2,051,000
                                                     -----------


                                                          MARKET
  SHARES               COMMON STOCK                        VALUE
----------------------------------------------------------------
             AUTOMOTIVE AND RELATED (1.8%)
     6,000   Harley Davidson                            $164,250
       700  *Miller Industries Inc.                        7,525
                                                     -----------
                                                         171,775
                                                     -----------
             BUSINESS SERVICES (11.6%)
       500  *Abacus Direct                                20,500
     6,200  *Accustaff Inc.                              142,600
     4,800  *Apollo Group                                226,800
     1,442  *Cendant Technology Partners                  49,564
     4,900  *Cambridge Technology Partners               203,963
     1,500  *Documentum Inc.                              63,187
     4,800  *Gartner Group                               178,800
     5,900  *RWD Technologies                            106,200
     5,650   US Office Products Corp.                    110,881
                                                     -----------
                                                       1,102,495
                                                     -----------
             COMMUNICATIONS (6.7%)
     6,600   Advanced Fibre Communications               192,225
     2,000  *Intl Telcomm Data                            64,000
     5,000  *JD Edwards & Co.                            147,500
       900   Level One Communications                     25,425
     1,700   Tekelec                                      51,850
     3,000  *Tellabs Inc.                                158,625
                                                     -----------
                                                         639,625
                                                     -----------
             COMPUTER AND RELATED (22.3%)
     3,200   Aspen Technology                            109,600
     5,400  *Bea Systems Inc.                             93,488
     2,000   Cadence Design                               49,000
     1,500  *CDW Computer Centers Inc.                    78,187
     5,900  *Cognex Corp.                                160,775
       200   Complete Business Solutions                   8,700
     4,300  *Daou Systems                                134,375
     1,800   Dell Computers                              151,200
     3,900  *DST Systems Inc.                            166,481
       800   Electronics for Imaging                      13,300
     2,900  *Galileo Technology                           83,738
     4,700   HBO & Co.                                   225,600
     3,100   Manugistics Inc.                            138,337
     1,300  *McAffe Associates                            68,738
     2,400  *Parametric Technology Corp.                 113,700
     1,800  *Remedy Corp.                                 37,800
     2,200  *Security Dynamics                            78,650
     3,400  *Sterling Commercial                         130,687
     8,600  *Summit Design                                89,225
     5,100  *Vision Software                             195,713
                                                     -----------
                                                       2,127,294
                                                     -----------
             CONSUMER PRODUCTS (1.2%)
     3,950   Blyth Industries Inc.                      $118,253

             DRUGS (3.7%)
     3,300  *Dura Pharmacy                               151,388
     5,400   Parexel International                       199,800
                                                     -----------
                                                         351,188
                                                     -----------
             ELECTRICAL EQUIPMENT (6.7%)
     4,300  *Helix Technologies                           83,850
     1,200  *Lernout and Hausp                            55,800
     1,700   Linear Tech                                  97,963
     1,000   Micrel Inc.                                  28,750
     4,300   Microchip Technology                        129,000
     1,700  *Powerwave Technologies Inc.                  28,581
     2,100  *Speed Fam Intl                               55,650
     1,700  *Thermo Electronics                           75,650
     1,000  *United Video Satellite                       28,750
     2,100   UTI Energy Corp.                             54,337
                                                     -----------
                                                         638,331
                                                     -----------
             ENTERTAINMENT AND LEISURE (1.3%)
     3,600  *American Skiing Corp.                        53,550
     1,800  *Cinar Films Inc.                             69,975
                                                     -----------
                                                         123,525
                                                     -----------
             FINANCIAL SERVICES (4.8%)
     2,700   Associates First Capital Co.                192,038
     1,700  *Seacor Smit Inc.                            102,425
     7,800   The Money Store                             163,800
                                                     -----------
                                                         458,263
                                                     -----------
             FOOD AND RELATED (1.6%)
     1,900  *Suiza Foods                                 113,169
       800  *Whole Food Market                            40,900
                                                     -----------
                                                         154,069
                                                     -----------
             HOTEL/LODGING (1.7%)
     3,400  *Capstar Hotel Co.                           116,663
     2,250   Signature Resorts                            49,218
                                                     -----------
                                                         165,881
                                                     -----------
             HOUSING, FURNITURE, AND RELATED (0.8%)
     3,900  *Comfort Systems                              77,025
                                                     -----------

             INDUSTRIAL SERVICES (0.5%)
       700  *Eastern Environmental Services               15,400
       200   Mail-Well Inc.                                8,100
       700  *United States Filter Corp.                   20,956
                                                     -----------
                                                          44,456
                                                     -----------
             MACHINERY (2.1%)
     3,200   Applied Material                             96,400
     1,600   Asyst Technologies Inc.                      34,800
     1,500  *Hanover Compress                             30,656
     1,300  *Lam Research                                 38,025
                                                     -----------
                                                         199,881
                                                     -----------
             MEDIA AND PUBLISHING (4.7%)
       900  *Consol Graphics                              41,963
     3,000  *Clear Channel Communications                238,312
     3,100  *Jacor Communications                        164,688
                                                     -----------
                                                         444,963
                                                     -----------


                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

Schedule of Investments

                                                MARKET
  SHARES               COMMON STOCK              VALUE
-------------------------------------------------------------
             MEDICAL AND RELATED (5.5%)
     6,200  *FPA Medical Management             $115,475
     2,800   Health Management Associates         70,700
     2,600   Healthsouth Corp.                    72,150
     2,300  *NCS Healthcare                       60,663
     3,000   Omnicare Inc.                        93,000
     1,400  *Pediatrix Medical                    59,850
       900   Safeskin Corp.                       51,075
                                             -----------
                                                 522,913
                                             -----------
             OIL, ENERGY AND NATURAL GAS (7.8%)
     1,400   Camco International                  89,163
       200  *Dril-Quip Inc.                        7,025
     2,800   Ensco International                  93,800
     1,100   EVI Inc.                             56,925
     2,800   Friede Goldman                       83,650
     1,200  *Global Industries                    20,400
     1,000   Helmerch and Payn                    67,875
     2,200  *IRI International Corp.              30,800
     2,400   New Park Res Inc.                    42,000
     2,700  *Pool Energy Service                  60,075
     1,200   Sante Fe International               48,825
     6,600   Varco International                 141,487
                                             -----------
                                                 742,025
                                             -----------

             RETAIL (1.3%)
     1,600  *Coldwater Creek                     $54,000
     3,400  *Hibbett Sporting Goods               74,800
                                             -----------
                                                 128,800
                                             -----------
             TEXTILES AND RELATED (1.4%)
     3,200  *Jones Apparel                       137,600
                                             -----------

             TRANSPORTATION (1.9%)
       700  *Coach USA Inc.                       23,450
     3,200  *Hvide Marine A                       82,400
     3,300  *Motivepower Industries               76,724
                                             -----------
                                                 182,574
                                             -----------
             TOTAL COMMON STOCK
                (89.4%) (COST $8,131,941)     $8,530,936
                                             -----------

             TOTAL HOLDINGS
               (COST $10,182,941)            $10,581,936
                                             ===========


(a)  Also represents cost for Federal income tax purposes.
*    Non-income producing security.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 1997
Assets:
 Investments in securities at market
  value (note 1) (cost $10,182,941 ..........................      $ 10,581,936
 Cash in bank ...............................................               920
 Receivable for fund shares sold ............................           297,999
 Dividends and accrued interest receivable ..................               389
                                                                   ------------
  Total assets ..............................................        10,881,244
                                                                   ------------
Liabilities:
 Payable for securities purchased ...........................         1,326,150
 Payable for investment management
  services (note 3) .........................................             7,677
 Other accrued expenses .....................................             3,384
                                                                   ------------
  Total liabilities .........................................         1,337,211
                                                                   ------------

Net assets at market value ..................................      $  9,544,033
                                                                   ============

Net assets consist of:
 Par value, $1 per share ....................................      $    985,506
 Paid-in capital in excess of par value .....................         8,610,638
 Accumulated undistributed net realized
  loss on investments (note 1) ..............................          (447,567)
 Net unrealized appreciation on investments (note 1) ........           398,995
 Overdistributed net investment income ......................            (3,539)
                                                                   ------------

Net assets at market value ..................................      $  9,544,033
                                                                   ============

Shares outstanding (note 4) .................................           985,506

Net asset value per share ...................................      $       9.68
                                                                   ============

STATEMENT OF OPERATIONS
                                           JANUARY 3, 1997 TO DECEMBER 31, 1997

Investment income:
 Interest ...................................................      $      3,699
 Dividends ..................................................            61,000
                                                                   ------------
  Total investment income ...................................            64,699
                                                                   ------------

Expenses:
 Management fees (note 3) ...................................            62,237
 Custodian fees (note 3) ....................................             5,000
 Directors' fees (note 3) ...................................               400
 Professional fees ..........................................             1,200
 Accounting and transfer agent fees .........................             6,627
 Other ......................................................             1,127
                                                                   ------------
  Total expenses ............................................            76,591
                                                                   ------------

  Net investment income .....................................          ($11,892)
                                                                   ------------

Realized and unrealized gain (loss) on investments:
 Net realized loss from investments .........................         ($447,567)
 Net increase in unrealized
  appreciation on investments ...............................           398,995
                                                                   ------------
   Net loss on investments ..................................           (48,572)
                                                                   ------------
   Net decrease in net assets
   from operations ..........................................          ($60,464)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                    FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997

From operations:
 Net investment loss........................................................       ($11,892)
 Realized loss on investments ..............................................       (447,567)
 Unrealized gain on investments ............................................        398,995
                                                                                 ----------
   Net decrease in assets from operations...................................        (60,464)
                                                                                 ----------
Dividends and distributions to shareholders:
 Dividends paid from net investment income..................................         (3,539)
                                                                                 ----------

From capital share transactions (note 4):
 Received from shares sold .................................................     12,368,097
 Received from dividends reinvested ........................................          3,539
 Paid for shares redeemed ..................................................     (2,763,600)
                                                                                 ----------
  Increase in net assets derived from capital share transactions............      9,608,036
                                                                                 ----------
    Increase in net assets .................................................      9,544,033
Net Assets:
 Beginning of period .......................................................              0
                                                                                 ----------
 End of period (a) .........................................................     $9,544,033
                                                                                 ==========

(a) Includes undistributed net investment loss of.............................     ($11,892)
                                                                                 ==========

FINANCIAL HIGHLIGHTS
                                    FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997
Per share data:
Net asset value, beginning of period........................................         $10.00
Loss from investment operations:
 Net investment loss........................................................          (0.02)
 Net realized and unrealized loss on investments ...........................          (0.30)
                                                                                 ----------
  Total loss from investment operations.....................................          (0.32)
                                                                                 ----------
Net asset value, end of period..............................................          $9.68
                                                                                 ==========
Total return................................................................          (3.08%)

Ratios and supplemental data:
 Ratio of expenses to average net assets....................................           1.11%
 Ratio of net investment loss to average net assets.........................          (0.18%)
Portfolio turnover rate.....................................................             65%
Average commission rate (a) ................................................     $     0.05

Net assets at end of period (millions)......................................     $      9.5



(a) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.



   The accompanying notes are an integral part of these financial statements.

GROWTH & INCOME PORTFOLIO
OHIO NATIONAL FUND, INC.

 Objective

The Growth & Income Portfolio's investment objective is long-term total return.


 Performance as of December 31, 1997

AVERAGE ANNUAL TOTAL RETURN:
Since inception (1/3/97)                  36.58%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.


 Comments


We were pleased with the Growth & Income Portfolio's performance in 1997. Despite a terrible November, our overweighting in the oil service sector helped our performance dramatically. We ended the year with approximately 13% of our assets in oil service. Despite the large gains we've seen over the last two years, we do not think the cycle is over. The cable television sector is another of our favorites and accounted for a large portion of our summer gains. At year end we continued to maintain a significant weighting in the group.

In our opinion, small and mid-cap stocks remain undervalued relative to the overall market. We still believe that many small-cap stocks offer higher earnings growth potential in 1998 with less foreign exposure than most large-cap multinationals. The biggest economic news of 1997 was the turmoil in Asia. The big question for 1998 is what it will mean for the US economy. In all likelihood it may mean a flood of imports to the US by spring, a reduction in GDP growth and pressure on corporate earnings. Pricing power has not been good in general and should become more negative for companies exposed to Asian competition.

 Change in Value of $10,000 Investment

                                 1/97             12/97
Growth & Income Portfolio                        $13,637
Russell 2000 Index                               $12,226

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.


 Top 10 Holdings as of December 31, 1997


                                               % of Net Assets
1.  Cooper Cameron Corp                              2.1
2.  Houston Industries Inc.                          1.7
3.  Nabors Industries Inc.                           1.7
4.  EVI Inc.                                         1.7
5.  Dress Barn Inc.                                  1.6
6.  Walter Industry Inc.                             1.3
7.  Perclose Inc.                                    1.2
8.  U.S. West Media Group                            1.2
9.  Tele Communications TCI Group-Ser A              1.2
10. Camco International Inc.                         1.2


 Top 5 Industries as of December 31, 1997

                                              % of Net Assets
Oil, Energy, and Natural Gas                       14.7
Electrical Equipment                                8.2
Computer and Related                                8.0
Medical and Related                                 7.7
Industrial Services                                 5.9

OHIO NATIONAL FUND, INC.
GROWTH AND INCOME PORTFOLIO

Schedule of Investments

    FACE                                          MARKET
   AMOUNT         REPURCHASE AGREEMENTS            VALUE
-----------------------------------------------------------
              FINANCIAL (9.1%)
 $1,705,000   Star Bank 5.50%, Due 01-02-98
                repurchase price $1,705,521
                collateralized by GNMA certificates
                pool #8359
                due 01-20-24 (cost $1,705,000)   $1,705,000
                                                 ----------

              TOTAL REPURCHASE AGREEMENTS
                (9.1%)  (COST $1,705,000)        $1,705,000
                                                 ----------

                                                  MARKET
   SHARES              COMMON STOCK                VALUE
-----------------------------------------------------------
              AEROSPACE (1.0%)
      3,500  *Alliant Techsystems Inc.             $195,125
                                                 ----------

              BANKING (4.0%)
      5,000   Compass Bancshares Inc.               218,750
      4,000   Cape Cod Bank & Trust Co.             158,000
      3,000   Long Island Bancorp Inc.              148,875
      2,000   Mellon Bank Corp.                     121,250
      3,000   TCF Financial Corp.                   101,813
                                                 ----------
                                                    748,688
                                                 ----------
              CHEMICALS (0.9%)
      2,500   Imperial Chemicals Ind.               162,344
                                                 ----------

              COMMUNICATIONS (5.2%)
      5,500   Cincinnati Bell                       170,500
      5,000   Comsat Corp.                          121,250
     10,000  *DIGI International                    170,000
      3,500   GTE Corp.                             182,875
      3,500  *LCI International Inc.                107,625
      8,000  *Tele Communications TCI Grp           223,500
                                                 ----------
                                                    975,750
                                                 ----------
              COMPUTER & RELATED (6.3%)
     11,500  *Concentric Network Corp.              102,063
     10,000  *Data General Corp.                    174,375
     18,000  *Egghead Inc.                          117,000
      5,000  *Filenet Corp.                         150,625
      9,000  *Intersolv Inc.                        182,250
      4,000  *Platinum Technology Inc.              113,000
      5,000   Sunguard Data Systems Inc.            155,000
      2,750  *Synopsis                               98,313
     10,250  *System Software Assoc. Inc.            89,688
                                                 ----------
                                                  1,182,313
                                                 ----------
              CONSUMER PRODUCTS (2.4%)
      3,500   Philip Morris Cos. Inc.               158,594
      2,000   Ralston Purina SAILS                  139,250
      3,500   Sunbeam                               147,437
                                                 ----------
                                                    445,281
                                                 ----------
              ELECTRICAL EQUIPMENT (8.2%)
      5,000  *Advanced Lighting Tech.                95,000
      8,000  *Antec Corporation                     125,000
      3,000   CMS Energy Corp.                      132,187
      3,000   Duke Energy Corp.                     166,125
      4,500   GPU Inc.                              189,562
     12,000   Houston Industries                    320,250
      6,500   Southern Co.                          168,187
      8,000  *U.S. West Media                       231,000
      2,500   Union Electric Co.                    108,125
                                                 ----------
                                                  1,535,436
                                                 ----------

              ENTERTAINMENT & LEISURE (0.2%)
      6,800  *Brilliant Digital Entertainment       $31,875
                                                 ----------

              FINANCIAL SERVICES (1.6%)
      3,000   Fannie Mae                            171,188
      4,637  *Tele Comm. New TCI  A                 131,285
                                                 ----------
                                                    302,473
                                                 ----------
              FOOD & RELATED (3.6%)
      3,000   Albertsons Inc.                       142,125
      6,000   Cadbury Schweppes PLC                  60,567
      5,000   International Multi-Foods Corp.       141,563
      5,000  *JP Foodservice Inc.                   184,687
      7,750   Tasty Baking Company                  149,672
                                                 ----------
                                                    678,614
                                                 ----------
              HOUSING, FURNITURE & RELATED (2.3%)
      4,000   Herman Miller                         218,250
      7,600  *Toll Brothers Inc.                    203,300
                                                 ----------
                                                    421,550
                                                 ----------
              INDUSTRIAL SERVICES (5.3%)
     11,500  *Agribiotech Inc.                      196,219
      5,000  *Giant Cement Holding                  115,625
      5,300   Medusa Corp.                          221,606
      5,000  *Primark Corp.                         203,438
     12,000  *Walter Industry Inc.                  247,500
                                                 ----------
                                                    984,388
                                                 ----------
              INSURANCE SERVICES (1.6%)
      2,500   American General Corp.                135,156
      3,500   Hartford Life Inc.                    158,594
                                                 ----------
                                                    293,750
                                                 ----------
              MEDICAL & RELATED (6.2%)
      8,500  *Beverly Enterprises                   110,500
      8,700  *Dusa Pharmaceuticals                  100,050
      5,000  *Guilford Pharmaceuticals              100,625
      3,000  *Genentech Inc.                        181,875
      8,500  *Millennium Pharmaceuticals            161,500
      7,000  *Neurex Corporation                     97,125
        128  *Pharmerica Inc.                         1,328
     12,000  *Perclose Inc.                         231,000
      3,500  *Spine-Tech Inc.                       180,031
                                                 ----------
                                                  1,164,034
                                                 ----------
              MEDIA & PUBLISHING (0.7%)
      4,000   Comcast Corp.                         126,250
                                                 ----------
              MUSIC/CLUBS (0.4%)
      5,000  *N2K Inc.                               73,125
                                                 ----------

              OIL, ENERGY & NATURAL GAS (14.7%)
      7,000   AGL Resources Inc.                    143,063
      4,900   Artisan Corporation                    37,665
     30,000  *Bonus Resource Service Corp.          123,687
      3,000   Burlington Resources Inc.             134,438
      6,500   Cooper Cameron                        396,500
      3,500   Camco International                   222,906
      6,000   EVI Inc.                              310,500
     10,000  *Nabors Industries                     314,375
      5,000   Occidental Petroleum Corp.            146,563
      3,000  *Oryx Energy Co.                        76,500
      4,500   Patterson Energy                      174,094

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH AND INCOME PORTFOLIO (CONTINUED)

Schedule of Investments

                                                MARKET
   SHARES              COMMON STOCK              VALUE
--------------------------------------------------------
              OIL, ENERGY & NATURAL GAS (CONT.)
      5,000  *Rowan Companies Inc.              $162,500
      6,300   Southern Union Co.                 150,410
     10,000   Virginia Gas Co.                    85,000
      2,000   Western Atlas Inc.                 148,000
      5,000   William Companies, Inc.            141,875
                                             -----------
                                               2,758,076
                                             -----------
              RETAIL (2.2%)
     10,500  *Dress Barn Inc.                    297,938
      5,000  *Gadzooks Inc.                      105,000
                                             -----------
                                                 402,938
                                             -----------
              TELECOMMUNICATIONS (0.9%)
      9,000  *Nextlevel Systems Inc.             160,875
                                             -----------

              TEXTILES & RELATED (1.1%)
     14,000  *Vans Inc.                          211,750
                                             -----------

              TRANSPORTATION (0.7%)
      3,000  *Genesee & Wyoming Inc. Cl A         70,125
      2,500  *Hvide Marine Corp.                  64,375
                                             -----------
                                                 134,500
                                             -----------
              UTILITIES (0.6%)
     12,120  *Citizen Utilities                  116,655
                                             -----------

              TOTAL COMMON STOCK
                 (70.1%) (COST $12,075,897)  $13,105,790
                                             -----------

                       REAL ESTATE              MARKET
   SHARES           INVESTMENT TRUSTS            VALUE
--------------------------------------------------------
      8,600   CRIIMI Mae Inc.                   $129,000
      4,000   Walden Residential                 102,000
                                             -----------
                                                 231,000
                                             -----------
              TOTAL REAL ESTATE INVESTMENT
              TRUSTS (1.2%)  (COST $235,856)    $231,000
                                             -----------

                                                MARKET
   SHARES            PREFERRED STOCK             VALUE
--------------------------------------------------------
              AEROSPACE (0.7%)
      2,000   Trans World Airlines              $129,500
                                             -----------

              COMMUNICATIONS (0.5%)
      2,500   Cablevision Systems  8.500%         96,250
                                             -----------

              ENTERTAINMENT AND LEISURE (1.4%)
      3,500   Metromedia Intl 7.25%              158,375
      2,000   Royal Caribbean Cruises            106,066
                                             -----------
                                                 264,441
                                             -----------
              FINANCIAL SERVICES (2.0%)
      2,500   Conseco Fin Trust 7.0%             128,125
      2,500   Merril Lynch & Co                   84,688
      3,200   Newell Fina Tr  5.25%              167,200
                                             -----------
                                                 380,013
                                             -----------
              METALS & MINING (0.5%)
      7,000   C'oer D'Alene Mines                 84,875
                                             -----------

              TRANSPORTATION & EQUIPMENT (0.9%)
      5,000   TWA 8.000%                        $177,500
                                             -----------

              UTILITIES (0.9%)
      3,000   Houston Industries                 171,187
                                             -----------

              TOTAL PREFERRED STOCK
                 (6.9%)  (COST $1,161,926)    $1,303,766
                                             -----------

     FACE                                       MARKET
    AMOUNT          CONVERTIBLE DEBENTURES       VALUE
--------------------------------------------------------
              BUSINESS SERVICES (0.2%)
    $50,000   Corestaff Inc Note
                2.94%  08-15-2004                $41,688
                                             -----------

              COMMUNICATIONS (0.9%)
    175,000   P-Com Inc.
                4.25%  11-15-2002                161,437
                                             -----------

              COMPUTER AND RELATED (1.7%)
     50,000   Apple Computer
                6.00%  06-01-01                   40,563
    125,000   Read-Rite Corp.
                6.50%  09-01-04                  105,625
    200,000   System Software Associates
                7.00%  09-15-02                  178,500
                                             -----------
                                                 324,688
                                             -----------
              FOOD AND RELATED (0.3%)
     75,000   Boston Chicken Inc.
                7.750%  05-01-04                  48,281
                                             -----------

              INDUSTRIAL SERVICES (0.6%)
    100,000   Alternative Living Services
                5.250%  12-15-02                 113,000
                                             -----------

              MEDICAL AND RELATED (1.5%)
    125,000   Assisted Living Concepts
                6.00%  11-01-02                  135,625
    100,000   American Retirement Corp.
                5.75%  10-01-02                  100,750
     35,000   Sunrise Assisted Living
                5.500%  06-15-02                  46,200
                                             -----------
                                                 282,575
                                             -----------
              METALS AND MINING (0.7%)
    125,000   Loews Corp.
                3.125%  09-15-07                 124,375
                                             -----------
              RETAIL (0.9%)
    100,000   Cellstar Corp.
                 5.00%  10-15-02                  73,750
    100,000   Charming Shoppes
                 7.50%  07-15-06                  94,875
                                             -----------
                                                 168,625
                                             -----------
              TOTAL CONVERTIBLE DEBENTURES
                (6.8%)  (COST $1,316,052)     $1,264,669
                                             -----------
              TOTAL HOLDINGS
                 (COST $16,494,731)(a)       $17,610,225
                                             ===========



*   Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                                        DECEMBER 31, 1997
Assets:
 Investments in securities at market
  value (note 1) (cost $16,494,731) .....................................    $17,610,225
 Cash in bank ...........................................................            845
 Receivable for fund shares sold ........................................        979,953
 Receivable for securities sold .........................................        397,358
 Dividends and accrued interest receivable ..............................         26,897
 Other ..................................................................            332
                                                                            ------------
  Total assets ..........................................................     19,015,610
                                                                            ============
Liabilities:
 Payable for securities purchased .......................................        294,743
 Payable for investment management
  services (note 3) .....................................................         11,978
 Other accrued expenses .................................................          2,609
                                                                            ------------
  Total liabilities .....................................................        309,330
                                                                            ------------
Net assets at market value ..............................................   $ 18,706,280
                                                                            ============
Net assets consist of:
 Par value, $1 per share ................................................   $  1,455,364
 Paid-in capital in excess of par value .................................     16,136,858
 Accumulated overdistributed net realized
  income on investments .................................................         (1,436)
 Net unrealized appreciation on investments (note 1) ....................      1,115,494
                                                                            ------------

Net assets at market value ..............................................   $ 18,706,280
                                                                            ============

Shares outstanding (note 4) .............................................      1,455,364

Net asset value per share ...............................................   $      12.85
                                                                            ============


Statement of Operations
                                                    January 3, 1997 to December 31, 1997

Investment income:
 Interest ...............................................................   $     64,302
 Dividends ..............................................................         95,642
                                                                            ------------
  Total investment income ...............................................        159,944
                                                                            ------------
Expenses:
 Management fees (note 3) ...............................................         61,464
 Custodian fees (note 3) ................................................          5,001
 Directors' fees (note 3) ...............................................            400
 Professional fees ......................................................          1,200
 Accounting and transfer agent fees .....................................          6,960
 Other ..................................................................          1,133
                                                                            ------------
  Total expenses ........................................................         76,158
                                                                            ------------
  Net investment income .................................................   $     83,786
                                                                            ------------
Realized and unrealized gain on investments:
 Net realized gain from investments .....................................   $    879,953
 Net increase in unrealized
  appreciation on investments ...........................................      1,115,494
                                                                            ------------
   Net gain on investments ..............................................      1,995,447
                                                                            ------------
   Net increase in net
   assets from operations ...............................................   $  2,079,233
                                                                            ============



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                        For the period from January 3, 1997 to December 31, 1997
From operations:
 Net investment income .........................................   $     83,786
 Realized income on investments ................................        879,953
 Unrealized gain on investments ................................      1,115,494
                                                                   ------------
   Net increase in assets from operations ......................      2,079,233
                                                                   ------------
Dividends and distributions to shareholders:
 Dividends paid from net investment income .....................        (83,966)
 Capital gains distributions ...................................       (881,389)
                                                                   ------------
   Total dividends and distributions ...........................       (965,355)
                                                                   ------------
From capital share transactions (note 4):
 Received from shares sold .....................................     17,263,935
 Received from dividends reinvested ............................        965,355
 Paid for shares redeemed ......................................       (636,888)
                                                                   ------------
  Increase in net assets derived from capital share transactions     17,592,402
                                                                   ------------

    Increase in net assets .....................................     18,706,280
Net Assets:
 Beginning of period ...........................................              0
                                                                   ------------
 End of period (a) .............................................   $ 18,706,280
                                                                   ============
(a) Includes overdistributed net investment income of ..........          ($180)
                                                                   ============

FINANCIAL HIGHLIGHTS
                        FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997

Per share data:
Net asset value, beginning of period ...........................   $      10.00
Income from investment operations:
 Net investment income .........................................           0.11
 Net realized and unrealized gain on investments ...............           3.52
                                                                   ------------
  Total income from investment operations ......................           3.63
                                                                   ------------
Less distributions:
 Dividends from net investment income ..........................          (0.11)
 Distributions from net realized capital gains .................          (0.67)
                                                                   ------------
  Total distributions ..........................................          (0.78)
                                                                   ------------
Net asset value, end of period .................................   $      12.85
                                                                   ============
Total return ...................................................          36.58%

Ratios and supplemental data:
 Ratio of expenses to average net assets .......................           0.95%
 Ratio of net investment income to average net assets ..........           1.04%
Portfolio turnover rate ........................................            185%
Average commission rate (a) ....................................   $       0.06

Net assets at end of period (millions) .........................   $       18.7

(a) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.


   The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX PORTFOLIO OHIO NATIONAL FUND, INC.

OBJECTIVE
---------

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

PERFORMANCE AS OF DECEMBER 31, 1997
-----------------------------------

AVERAGE ANNUAL TOTAL RETURN:
Since inception (1/3/97)                  31.75%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS
--------

The S&P 500 Index Portfolio began on January 3, 1997 with a few simple, but critical goals: hold down expenses to enhance returns; invest new cash quickly; and match the S&P 500 Index returns. Outperforming the actual index is a difficult goal because funds incur operating expenses that an index does not.

Using regression analysis, industry weightings, market capital weightings, and individual stock analysis, the portfolio was managed with only about 40 stock holdings, and with S&P 500 stock index futures contracts hedged by commercial paper and/or treasuries. This strategy did allow the portfolio to hold down expenses, quickly invest cash and match the S&P 500 Index with very little variance.

From January 3, 1997 through year-end the S&P 500 Index, with dividends reinvested, rose 31.85%. Your S&P 500 Index Portfolio rose 31.75%, nearly matching the "dividends reinvested" Index return even after portfolio expenses.

Expectations for 1998 are high, with average corporate earnings expected to grow about 8% or better. However, the ongoing impact of the Asian recession, which has reduced earnings forecasts for many American companies, has dampened expectations. We look for the stock market to be flat to 10% higher in 1998.


CHANGE IN VALUE OF $10,000 INVESTMENT
-------------------------------------
                                          1/97           12/97
                                          ----           -----
S&P 500 Fund Portfolio                  $10,000         $13,175
S&P 500 Index                            10,000          13,338

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.


TOP 10 HOLDINGS AS OF DECEMBER 31, 1997
---------------------------------------
                                                % of Net Assets

1.  S&P 500 Depository Shares                        4.1
2.  Merck & Co Inc.                                  2.7
3.  Johnson & Johnson                                2.2
4.  Ameritech Corp                                   2.2
5.  General Electric Corp                            2.1
6.  Microsoft Corp.                                  1.8
7.  Royal Dutch Petrol. Co. NY Registry              1.8
8.  Exxon Corp                                       1.8
9.  Rayonier Timberlands Cl A LP                     1.5
10. Fifth Third Bancorp                              1.5


TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997
----------------------------------------
                                               % of Net Assets

Computer & Related                                  5.8
Communications                                      4.9
Banking                                             4.2
Consumer Products                                   4.1
S&P 500 Depository Shares                           4.1

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS                      DECEMBER 31, 1997

      FACE                                           MARKET
     AMOUNT              SHORT-TERM NOTES            VALUE
--------------------------------------------------------------
                AUTOMOTIVE & RELATED (5.7%)
     $256,000   Ford Motor Credit Corp.
                   6.150%  01-02-98                 $255,956
    1,000,000   General Motors Acceptance Corp.
                   6.130%  01-09-98                  998,638
                                                  ----------
                                                   1,254,594
                                                  ----------
                FINANCIAL (21.3%)
      297,000   American Express Credit
                   6.100%  01-07-98                  296,698
      553,000   American General Finance
                   5.900%  01-12-98                  552,003
      950,000   Associates Corp.
                   5.820%  01-06-98                  949,232
      700,000   CIT Group Holding
                   6.000%  01-06-98                  699,417
      400,000   G.E. Capital
                   6.020%  01-07-98                  399,599
      500,000   Heller Financial
                   6.050%  01-21-98                  498,319
      442,000   Heller Financial
                   6.050%  01-05-98                  441,703
      680,000   Household Finance
                   6.000%  01-08-98                  679,207
      178,000   Household Finance
                   6.100%  01-08-98                  177,788
                                                  ----------
                                                   4,693,966
                                                  ----------
                INSURANCE SERVICES (4.5%)
    1,000,000   Prudential Funding
                   5.850%  01-20-98                  996,913
                                                  ----------
                MACHINERY (4.3%)
      943,000   John Deere Capital Corp.
                   5.750%  01-14-98                  941,042
                                                  ----------

                OIL, ENERGY, & NATURAL GAS (4.1%)
      905,000   Chevron USA Inc.
                   5.800%  01-14-98                  902,959
                                                  ----------

                RETAIL (4.0%)
      900,000   Sears Roebuck Acceptance Corp.
                   5.950%  01-13-98                  898,215
                                                  ----------

                TOTAL SHORT-TERM NOTES
                  (43.9%) (COST $9,687,689)       $9,687,689
                                                  ----------

                                                    MARKET
       SHARES             COMMON STOCK              VALUE
------------------------------------------------------------
                AEROSPACE (1.4%)
        3,100   Allied Signal                       $120,706
        3,700   Boeing Co.                           181,069
                                                  ----------
                                                     301,775
                                                  ----------

                AUTOMOTIVE & RELATED (0.9%)
        4,000   Ford Motor                           194,750
                                                  ----------

                BANKING (4.2%)
        3,200   BankBoston Corp.                    $300,600
        2,600   Chase Manhattan                      284,700
        4,100   Fifth Third Bancorp                  335,175
                                                  ----------
                                                     920,475
                                                  ----------
                CHEMICALS (1.0%)
        4,900   Monsanto Corp.                       205,800
          800   Solutia                               21,350
                                                  ----------
                                                     227,150
                                                  ----------
                COMMUNICATIONS (4.9%)
        4,800   AT&T Corp.                           294,000
        4,000  *Airtouch Communications              166,250
        6,000   Ameritech Corp.                      483,000
        2,400   Motorola Corp.                       136,950
                                                  ----------
                                                   1,080,200
                                                  ----------
                COMPUTER & RELATED (5.8%)
        4,650   Cisco Systems                        259,238
        3,300   Compaq Computer                      186,244
        2,900   Intel Corp.                          203,725
        2,100   International Business Machine       219,581
        3,100  *Microsoft Corp.                      400,675
                                                  ----------
                                                   1,269,463
                                                  ----------
                CONSUMER PRODUCTS (4.1%)
        7,500   Johnson & Johnson                    494,063
        3,700   Philip Morris Co.                    167,656
        3,200   Procter & Gamble                     255,400
                                                  ----------
                                                     917,119
                                                  ----------
                DRUGS (3.0%)
        1,300  *Amgen Corp.                           70,363
        5,500   Merck & Co.                          584,375
                                                  ----------
                                                     654,738
                                                  ----------
                ELECTRICAL EQUIPMENT (2.1%)
        6,300   General Electric                     462,263
                                                  ----------

                ENTERTAINMENT & LEISURE (0.8%)
        1,700   Walt Disney                          168,406
                                                  ----------

                FINANCIAL SERVICES (1.4%)
        3,600   American Express                     321,300
                                                  ----------

                FOOD & RELATED (3.4%)
        5,600   Campbell Soup                        325,500
        5,000   Coca-Cola                            333,125
        2,000   Intl. Flavors & Fragrances Inc.      103,000
                                                  ----------
                                                     761,625
                                                  ----------
                FORESTRY & PAPER PRODUCTS (1.9%)
       32,600   Rayonier Timberlands                 338,225
        1,700   Weyerhaeuser                          83,405
                                                  ----------
                                                     421,630
                                                  ----------
                INSURANCE SERVICES (1.0%)
        2,000   American Intl. Group                 217,500
                                                  ----------
                MACHINERY (0.4%)
        1,700   Caterpillar                           82,555
                                                  ----------


                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                    DECEMBER 31, 1997

                                                    MARKET
       SHARES             COMMON STOCK              VALUE
------------------------------------------------------------
                MEDICAL & RELATED (0.5%)
        1,900  *Boston Scientific                    $87,163
          400   United Healthcare                     19,874
                                                  ----------
                                                     107,037
                                                  ----------
                OIL, ENERGY & NATURAL GAS (3.5%)
        6,300   Exxon                                385,481
        7,300   Royal Dutch Petroleum                395,569
                                                  ----------
                                                     781,050
                                                  ----------
                RESTAURANTS (0.3%)
        1,200   McDonald's Corp.                      57,300
                                                  ----------

                RETAIL (1.5%)
        2,400   Home Depot                           141,300
        4,800   Wal-Mart Stores                      189,300
                                                  ----------
                                                     330,600
                                                  ----------
                TEXTILES & RELATED (0.6%)
        5,000   Guilford Mills Inc.                  136,876
                                                  ----------

                TRANSPORTATION & EQUIPMENT (0.3%)
        2,400   Norfolk Southern Corp.               $73,950
                                                  ----------
                UTILITIES (1.3%)
        5,200   Duke Energy Corp.                    287,950
                                                  ----------
                TOTAL COMMON STOCKS
                (44.3%) (COST $9,552,913)         $9,775,712
                                                  ----------


                        DEPOSITARY                    MARKET
       SHARES             SHARES                      VALUE
------------------------------------------------------------

                FINANCIAL (4.1%)
        9,405   S&P 500 Depository Shares           $911,697
                                                  ----------
                TOTAL DEPOSITORY SHARES
                (4.1%)  (COST $904,778)             $911,697
                                                  ----------
                TOTAL HOLDINGS
                (COST $20,145,380) (a)           $20,375,098
                                                 ===========



* Non-income producing securities.
(a) Also represents cost for Federal income tax purposes.


The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 PORTFOLIO

---------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
                                              DECEMBER 31, 1997

Assets:
 Investments in securities at market
  value (note 1) (cost $20,145,380) ..........      $20,375,098
 Cash in bank ................................            2,661
 Receivable for fund shares sold..............          821,755
 Receivable from brokers (note 1) ............          817,476
 Dividends and accrued interest receivable ...          179,793
 Other .......................................              204
                                                    -----------
  Total assets ...............................       22,196,987
                                                    -----------

Liabilities:
 Payable for securities purchased ............          113,960
 Payable for investment management
  services (note 3) ..........................            7,140
 Other accrued expenses ......................            3,547
                                                    -----------
  Total liabilities ..........................          124,647
                                                    -----------

Net assets at market value                          $22,072,340
                                                    ===========
Net assets consist of:
 Par value, $1 per share .....................       $1,882,466
 Paid-in capital in excess of par value ......       19,954,093
 Accumulated overdistributed net realized
  gain on investments ........................         (108,075)
 Net unrealized appreciation on:
  Investments (note 1)........................          229,718
  Futures Contracts (note 1)..................          109,325
 Undistributed net
  investment income ..........................            4,813
                                                    -----------

Net assets at market value                          $22,072,340
                                                    ===========

Shares outstanding (note 4)...................        1,882,466

Net asset value per share.....................           $11.73
                                                    ===========

---------------------------------------------------------------
STATEMENT OF OPERATIONS
---------------------------------------------------------------
                           JANUARY 3, 1997 TO DECEMBER 31, 1997

Investment income:
 Interest.......................................       $260,134
 Dividends......................................        417,795
                                                    -----------
  Total investment income.......................        677,929
                                                    -----------
Expenses:
 Management fees (note 3).......................         43,376
 Custodian fees (note 3)........................          5,000
 Directors' fees (note 3) ......................            560
 Professional fees..............................          1,680
 Accounting and transfer agent fees ............          7,689
 Other..........................................          1,630
                                                    -----------
  Total expenses................................         59,935
                                                    -----------
  Net investment income.........................       $617,994
                                                    -----------
Realized and unrealized gain on investments and
 futures contracts:
 Net realized gain from:
  Investments...................................       $826,787
  Futures contracts.............................        660,125
 Net increase in unrealized appreciation on:
  Investments...................................        229,718
  Futures contracts.............................        109,325
                                                    -----------
   Net gain on investments......................      1,825,955
                                                    -----------
   Net increase in net
   assets from operations.......................     $2,443,949
                                                    ===========




OHIO NATIONAL FUND, INC.
S&P 500 Portfolio

--------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                                                            FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997

From operations:
  Net investment income .................................................................................   $617,994
  Realized gain on investments and futures contracts.....................................................  1,486,912
  Unrealized gain on investments and futures contracts...................................................    339,043
                                                                                                         -----------
    Net increase in assets from operations...............................................................  2,443,949
                                                                                                         -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income .............................................................   (613,181)
  Capital gains distributions............................................................................ (1,486,912)
  Capital gains distributions in excess of realized gains................................................   (108,075)
                                                                                                         -----------
    Total dividends and distributions.................................................................... (2,208,168)
                                                                                                         -----------

From capital share transactions (note 4):
  Received from shares sold ............................................................................. 20,644,767
  Received from dividends reinvested ....................................................................  2,208,168
  Paid for shares redeemed .............................................................................. (1,016,376)
                                                                                                         -----------
    Increase in net assets derived from capital share transactions ...................................... 21,836,559
                                                                                                         -----------

      Increase in net assets ............................................................................ 22,072,340
                                                                                                         -----------
Net Assets:
      Beginning of period ...............................................................................          0
                                                                                                         -----------

      End of period (a) .................................................................................$22,072,340
                                                                                                         ===========

a) Includes undistributed net investment income of.......................................................     $4,813
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
                                                            FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997

Per share data:
Net asset value, beginning of period.....................................................................     $10.00
Income from investment operations:
  Net investment income..................................................................................      (0.45)
  Net realized and unrealized gain on investments .......................................................      (2.70)
                                                                                                         -----------
    Total income from investment operations..............................................................      (3.15)
                                                                                                         -----------
Less distributions:
  Dividends from net investment income ..................................................................      (0.45)
  Distributions from net realized capital gains..........................................................      (0.91)
  Distributions from excess realized capital gains.......................................................      (0.06)
                                                                                                         -----------
    Total distributions..................................................................................      (1.42)
                                                                                                         -----------

Net asset value, end of period...........................................................................     $11.73
                                                                                                         ===========
Total return.............................................................................................      31.75%

Ratios and supplemental data:
  Ratio of expenses to average net assets................................................................       0.52%
  Ratio of net investment income to average net assets...................................................       5.29%
Portfolio turnover rate..................................................................................        445%
Average commission rate (a) .............................................................................      $0.04

Net assets at end of period (millions)...................................................................      $22.1


(a)   Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.




   The accompanying notes are an integral part of these financial statements.

SOCIAL AWARENESS PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE
---------

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.

PERFORMANCE AS OF DECEMBER 31, 1997
-----------------------------------

AVERAGE ANNUAL TOTAL RETURN:

Since inception (1/3/97)                               25.63%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS
--------

Financial markets displayed increasing volatility during 1997, as sentiment shifted dramatically. The Social Awareness Portfolio outperformed the Russell 2000 Index and a peer group of funds using social criteria, aided by strong performance in the second and third quarters of the year. The largest sector contributions to performance came from the Consumer Cyclical, Capital Goods and Financial Services sectors.

We expect volatility in the overall market to continue, driven by concerns over economic turmoil and the outlook for corporate profits. Companies selected for the Social Awareness Portfolio have strong fundamentals, pass social criteria and sell at a discount to estimated growth rates. We will take a disciplined approach, using heightened volatility to establish positions with favorable risk-reward characteristics.

CHANGE IN VALUE OF $10,000 INVESTMENT
-------------------------------------

                              1/97                  12/97

Social Awareness Portfolio   $10,000              $12,583
Russell 2000 Index            10,000               12,227


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF DECEMBER 31, 1997
---------------------------------------
                                                      % of Net Assets

1.      Recycling Industries Inc.                           3.7
2.      Buffetts                                            2.6
3.      Sola International                                  2.5
4.      Atlas Air Inc.                                      2.5
5.      First Data Corp                                     2.5
6.      Santa Fe Energy Resources                           2.4
7.      Wolverine Tube Inc.                                 2.4
8.      Tupperware                                          2.4
9.      Alternative Resource                                2.4
10.     Andrew Corp.                                        2.4



TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997
----------------------------------------
                                                     % of Net Assets

Oil, Energy, and Natural Gas                               14.0
Business Services                                           9.6
Industrial Services                                         8.4
Metals and Mining                                           7.3
Consumer Products                                           6.0

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

SCHEDULE OF INVESTMENTS                                 DECEMBER 31, 1997

   FACE                                                       MARKET
  AMOUNT         SHORT-TERM NOTES                             VALUE
------------------------------------------------------------------------

                 AUTOMOTIVE AND RELATED (6.8%)
$160,000         Ford Motor Credit
                    6.050%  01-02-98                           $159,973
 171,000         General Motors Acceptance Corp.
                    6.000%  01-07-98                            170,829
                                                        ----------------
                                                                330,802
                                                        ----------------
                 RETAIL (2.6%)
 125,000         Sears Roebuck
                    6.000%  01-05-98                            124,917
                                                        ----------------

                 TOTAL SHORT-TERM NOTES
                    (9.4%) (COST $455,719)                     $455,719
                                                        ----------------

   FACE                                                        MARKET
  AMOUNT         LONG-TERM BONDS & NOTES                       VALUE
------------------------------------------------------------------------
                INDUSTRIAL SERVICES (0.5%)
 $25,000         Medar Inc. Sr. Sub. Notes
                    12.950% 06-30-05                            $22,850
                                                        ----------------

                 TOTAL LONG-TERM BONDS & NOTES
                   (0.5%)  (COST $22,850)                       $22,850
                                                        ----------------

                                                              MARKET
 SHARES          COMMON STOCK                                 VALUE
------------------------------------------------------------------------
                 BANKING (2.1%)
   4,600         First International Bank Corp.                 $55,775
   2,600       * Telebanc Financial                              46,150
                                                        ----------------
                                                                101,925
                                                        ----------------
                 BUSINESS SERVICES (9.6%)
   5,000       * Alternative Resources                          115,313
   4,100         First Data Corp.                               119,925
   7,900       * LoJack Corp.                                   116,525
   3,200         Manpower                                       112,800
                                                        ----------------
                                                                464,563
                                                        ----------------
                 CHEMICALS (2.4%)
   2,300         Hercules Inc.                                  115,144
                                                        ----------------

                 COMMUNICATIONS (4.8%)
   3,300       * 3Comm                                          115,294
   4,800       * Andrew Corp.                                   115,200
                                                        ----------------
                                                                230,494
                                                        ----------------
                 COMPUTER & RELATED (4.0%)
   4,800       * Continental Circuits Corp.                      66,900
   5,400       * Mapinfo                                         64,125
   4,100       * Rand A Technology Can Mutual Fund               63,032
                                                        ----------------
                                                                194,057
                                                        ----------------
                 CONSUMER PRODUCTS (6.0%)
   5,500       * Acorn Products                                  55,000
   3,700       * Sola International                             120,250
   4,200         Tupperware                                     117,075
                                                        ----------------
                                                                292,325
                                                        ----------------
                 CONTAINERS (1.2%)
   1,600         Sonoco Products                                 55,500
                                                        ----------------

                 DRUGS (1.5%)
   3,500         Mylan Laboratories                              73,281
                                                        ----------------

                 DURABLE GOODS (2.3%)
   3,700         Polaris Industries                             113,081
                                                        ----------------
                                                              MARKET
   SHARES        COMMON STOCK                                 VALUE
------------------------------------------------------------------------
                 ELECTRICAL EQUIPMENT (5.8%)
   3,000       * Advanced Lighting                              $57,000
   6,800       * Anixter International                          112,200
   7,000         BMC Industries                                 112,875
                                                        ----------------
                                                                282,075
                                                        ----------------
                 ENTERTAINMENT AND LEISURE (1.3%)
   7,000       * Livent Inc.                                     60,375
                                                        ----------------

                 HOTEL/LODGING (1.3%)
   4,800       * Guest Supply                                    63,000
                                                        ----------------

                 HOUSING, FURNITURE & RELATED (3.3%)
   6,300         Clayton Homes Inc.                             113,400
   3,300         Haverty Furniture Cos. Inc.                     44,550
                                                        ----------------
                                                                157,950
                                                        ----------------
                 INDUSTRIAL SERVICES (7.9%)
   3,500         Imco Recycling                                  56,219
   5,900       * Medar Inc.                                      31,712
   3,400         Millipore Corp.                                115,388
  30,000       * Recycling Industries                           180,000
                                                        ----------------
                                                                383,319
                                                        ----------------
                 INSURANCE SERVICES (0.9%)
   1,300         Blanch EW                                       44,769
                                                        ----------------

                 MEDICAL & RELATED (4.2%)
   4,910       * Foundation Health                              109,861
     700         National Healthcare                             39,200
   2,000       * Quorum Health                                   52,250
                                                        ----------------
                                                                201,311
                                                        ----------------
                 METALS & MINING (4.9%)
   7,100         Worthington Industries                         117,150
   3,800         Wolverine Tube Inc.                            117,800
                                                        ----------------
                                                                234,950
                                                        ----------------
                 OIL, ENERGY & NATURAL GAS (14.0%)
   6,100       * Belco Oil & Gas Corp.                          114,756
   1,800         Kerr Mc Gee                                    113,962
   6,000       * Louis Dreyfus Natural Gas                      112,125
  16,400       * Newstar Resources                               57,400
  10,500         Santa Fe Energy Resources                      118,125
   3,300         Ultramar Diamond Shamrock                      105,188
   4,100         Wizer Oil Co.                                   57,912
                                                        ---------------
                                                                679,468
                                                        ---------------

                 REAL ESTATE AND LEASING (1.2%)
   5,200         Bando McGlocklin Capital Corp.                  58,500
                                                        ----------------

                 RESTAURANTS (4.9%)
  13,500       * Buffets                                        126,563
  13,100       * Ryan's Family Steak House                      112,168
                                                        ----------------
                                                                238,731
                                                        ----------------
                 TEXTILES AND RELATED (1.2%)
   9,400       * Ridgeview Inc.                                  58,750
                                                        ----------------


                 TRANSPORTATION & EQUIPMENT (3.4%)
   5,000       * Atlas Air Inc.                                 120,000
   2,700         Greenbrier Cos. Inc.                            46,744
                                                        ----------------
                                                                 166,744
                                                        ----------------
                 TOTAL COMMON STOCK
                   (88.2%)  (COST $4,157,951)                $4,270,312
                                                        ----------------
                                                            (continued)

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                              DECEMBER 31, 1997


                                                              MARKET
    SHARES           PREFERRED STOCK                          VALUE
----------------------------------------------------------------------------
                INSURANCE SERVICES (1.1%)
     900        Allstate Exchangeable Notes 6.764%                  $54,000
                                                        --------------------

                METALS AND MINING (2.4%)
   4,800        Freeport McMoran Copper & Gold                      115,200
                                                        --------------------

                TOTAL PREFERRED STOCK
                  (3.5%) (Cost $175,104)                           $169,200
                                                        --------------------

                                                              MARKET
   SHARES           WARRANTS                                  VALUE
----------------------------------------------------------------------------
   5,000        Medar Inc. Warrants @ $6.86                          $2,150
                                                        --------------------

                TOTAL WARRANTS
                  (0.0%)  (COST $2,150)                              $2,150
                                                        --------------------

                TOTAL HOLDINGS
                  (COST $4,813,774) (A)                          $4,920,231
                                                        ====================

*Non-income producing securities.
(a) Also represents cost for Federal income tax purposes.



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                              DECEMBER 31,1997

Assets:
 Investments in securities at market
  value (note 1) (cost $4,813,774) .............    $4,920,231
 Cash in bank ..................................           507
 Receivable for fund shares sold................       156,268
 Dividends and accrued interest receivable .....         4,485
                                                    ----------
  Total assets .................................     5,081,491
                                                    ----------
Liabilities:
 Payable for shares purchased ..................       234,419
 Payable for investment management
  services (note 3) ............................         2,280
 Other accrued expenses ........................         2,962
                                                    ----------
  Total liabilities ............................       239,661
                                                    ----------
Net assets at market value                          $4,841,830

Net assets consist of:
 Par value, $1 per share .......................      $424,689
 Paid-in capital in excess of par value ........     4,310,684
 Net unrealized appreciation on investments
 (note 1)......................................        106,457
                                                    ----------
Net assets at market value                          $4,841,830

Shares outstanding (note 4).....................       424,689

Net asset value per share.......................        $11.40
                                                    ----------


STATEMENT OF OPERATIONS
----------------------------------------------------------------
                        JANUARY 3, 1997 TO DECEMBER 31, 1997
Investment income:
 Interest.......................................       $15,614
 Dividends......................................        33,280
                                                    ----------
  Total investment income.......................        48,894
                                                    ----------
Expenses:
 Management fees (note 3).......................        16,529
 Custodian fees (note 3)... ....................         5,000
 Directors' fees (note 3) . ....................           183
 Professional fees......... ....................           615
 Accounting and transfer agent fees ............         4,496
 Other..........................................           452
                                                    ----------
  Total expenses................................        27,275
                                                    ----------
  Net investment income.........................       $21,619
                                                    ----------

Realized and unrealized gain on investments:
 Net realized gain from investments.............      $406,600
 Net increase in unrealized
  appreciation on investments...................       106,457
                                                    ----------
   Net gain on investments......................       513,057
                                                    ----------
   Net increase in net
   assets from operations.......................      $534,676
                                                    ==========


   The accompanying notes are an integral part of these financial statements.


OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

-----------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------
                                      FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997
From operations:
    Net investment income ................................................             $21,619
    Realized gain on investments..........................................             406,600
    Unrealized gain on investments........................................             106,457
                                                                                  ------------
            Net increase in assets from operations........................             534,676
                                                                                  ------------

Dividends and distributions to shareholders:
    Dividends paid from net investment income.............................             (21,672)
    Capital gains distributions...........................................            (406,600)
                                                                                  ------------
            Total dividends and distributions.............................            (428,272)
                                                                                  ------------

From capital share transactions (note 4):
    Received from shares sold ............................................           4,461,187
    Received from dividends reinvested ...................................             428,272
    Paid for shares redeemed .............................................            (154,033)
                                                                                  ------------
        Increase in net assets derived from capital share transactions ...           4,735,426
                                                                                  ------------

                Increase in net assets ...................................           4,841,830
Net Assets:
    Beginning of period ..................................................                   0
                                                                                  ------------

    End of period (a) ....................................................          $4,841,830
                                                                                  ============

 (a)    Includes undistributed net investment income of...................                ($53)
                                                                                  ============

----------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------
                                       FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997
Per share data:
Net asset value, beginning of period......................................              $10.00
Income from investment operations:
    Net investment income.................................................                0.09
    Net realized and unrealized gain on
        investments and foreign currency transactions.....................                2.47
                                                                                  ------------
            Total income from investment operations.......................                2.56
                                                                                  ------------
Less distributions:
    Dividends from net investment income .................................               (0.07)
    Distributions from net realized capital gains.........................               (1.09)
                                                                                  ------------
            Total distributions...........................................               (1.16)
                                                                                  ------------

Net asset value, end of period............................................              $11.40
                                                                                  ============

Total return..............................................................               25.63%

Ratios and supplemental data:
    Ratio of expenses to average net assets...............................                0.95%
    Ratio of net investment income to average net assets..................                0.75%
Portfolio turnover rate...................................................                  40%
Average commission rate (a) ..............................................               $0.07

Net assets at end of period (millions)....................................                $4.8


(a)     Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.


                            The accompanying notes are an integral part of these financial statements.

STRATEGIC INCOME PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE
---------

The Strategic Income Portfolio seeks to generate high current income by investing at least 80% of its assets in income-producing securities, including at least 40% of assets in a core group of U.S. government and corporate fixed-income securities, and the remainder in other income-producing securities.

PERFORMANCE AS OF DECEMBER 31, 1997
-----------------------------------

Average Annual Total Return:
Since inception (1/3/97)             8.74%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS
--------

For the last half of 1997, investors were presented with strong returns and numerous surprises across all domestic asset classes. Strong returns were recorded in bonds, REITs and the stock market despite international turmoil. Bonds in particular were the beneficiary of market uncertainty.

Looking ahead, we expect a slowing world economy and dampened inflation expectations for 1998. Thus, the bond market should become the performance leader in 1998 owing to diminished issuance and strong demand. Earnings problems related to an economic slowdown are likely to keep equity returns sub-par. The Strategic Income Portfolio is positioned to take advantage of this situation by focusing on longer maturity bond investments, and corporate issuers that derive their earnings from domestic activities, as well as utilizing risk-management strategies to mitigate any downturn in the equity markets.

CHANGE IN VALUE OF $10,000 INVESTMENT
-------------------------------------

                                   1/97           12/97

Strategic Income Portfolio      $10,000          $10,873
Lehman Bros. Government/Corp.    10,000           10,777
   Bond Index-Intermediate

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF DECEMBER 31, 1997
---------------------------------------
                                                      % of Net Assets

1.      FNMA  9.00%  4/01/16                                8.7
2.      Occidental Petroleum  10.125%  9/15/09              4.0
3.      Noble Affiliates  8.00%  4/01/27                    3.5
4.      Lockheed Corp  7.875%  3/15/23                      3.3
5.      Merrill Lynch  7.00%  4/27/08                       3.2
6.      Phillip Morris  7.125%  8/15/02                     3.2
7.      Lehman Bros  7.125%  9/15/03                        3.2
8.      Duke Power  7.875%  5/01/24                         3.2
9.      FNMA  7.5%  7/15/21                                 3.1
10.     FNMA  7.00%  9/01/27                                3.1


TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997
----------------------------------------
                                                     % of Net Assets

US Government                                              16.8
Oil, Energy, and Natural Gas                               14.6
REIT's                                                     14.0
Financial Services                                          9.9
Utilities                                                   6.2

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

-----------------------------------------------------------
SCHEDULE OF INVESTMENTS                   December 31, 1997
-----------------------------------------------------------

  FACE                                               MARKET
 AMOUNT          REPURCHASE AGREEMENTS                VALUE
-----------------------------------------------------------
           FINANCIAL (5.6%)
$181,000   Star Bank 5.500% due 01-02-98
             repurchase price 181,055
             collateralized by GNMA certificates
             pool #8359
             due 01-20-24 (Cost $181,000)          $181,000
                                                  ---------
           TOTAL REPURCHASE AGREEMENTS
             (5.6%) (COST $181,000)                $181,000
                                                  ---------

  Face                                               Market
 Amount         Long-Term Bonds & Notes               Value
-----------------------------------------------------------
           GOVERNMENT (16.8%)
$267,011   FNMA  9.000%  04-01-16                  $284,032
  59,629   FNMA  7.250%  02-25-17                    59,726
 100,000   FNMA  7.500%  07-15-21                   101,998
  99,767   FNMA  7.000%  09-1-27                    100,577
                                                  ---------
                                                    546,333
                                                  ---------
           BANKING (1.4%)
  45,000   Nationsbank Corp.
             6.375%  02-21-06                        44,819
                                                  ---------

           CONSUMER PRODUCTS (3.2%)
 100,000   Phillip Morris Co.
             7.125%  08-15-02                       102,924
                                                  ---------

           FINANCIAL SERVICES (7.9%)
  50,000   Donaldson Lufkin
             6.875%  11-01-05                        50,765
 100,000   Lehman Brothers Holdings
             7.125%  09-15-03                       102,736
 100,000   Merrill Lynch & Co.
             7.000%  04-27-08                       103,567
                                                  ---------
                                                    257,068
                                                  ---------
           FORESTRY & PAPER PRODUCTS (1.0%)
  30,000   International Paper Co.
              7.625%  01-15-07                       32,557
                                                  ---------

           INDUSTRIAL SERVICES (4.0%)
  25,000   Fort James Corp. NT
             6.625%  09-15-04                        25,095
 100,000   Lockheed Corp.
             7.875%  03-15-23                       106,559
                                                  ---------
                                                    131,654
                                                  ---------
           MEDICAL & RELATED (4.6%)
  50,000   Columbia/HCA Healthcare
             8.700%  02-10-10                        55,563
  90,000   Manor Care Inc.
             7.500%  06-15-16                        95,824
                                                  ---------
                                                    151,387
                                                  ---------
           OIL, ENERGY & NATURAL GAS (10.5%)
 100,000   Noble Affiliates, Inc.
             8.000%  04-01-27                       112,208
 100,000   Occidental Petroleum
             10.125%  09-15-09                      129,205
  75,000   Transcanada Pipeline
             9.875%  01-01-21                        99,750
                                                  ---------
                                                    341,163
                                                  ---------

           REAL ESTATE & LEASING (3.0%)
 $95,000   Meditrust NT
             7.600%  07-15-01                       $98,288
                                                  ---------

           RETAIL (2.5%)
  75,000   JC Penny Inc.
             9.450%  07-15-02                        80,734
                                                  ---------

           UTILITIES (4.8%)
 100,000   Duke Power Co.
             7.875%  05-01-24                       102,685
  50,000   GTE Corp.
             7.830%  05-01-23                        52,420
                                                  ---------
                                                    155,105
                                                  ---------
           TOTAL LONG-TERM BONDS & NOTES
             (59.7%)  (COST $1,901,646)          $1,942,032
                                                  ---------

                                                     MARKET
  SHARES               COMMON STOCK                   VALUE
-----------------------------------------------------------
           CHEMICALS (1.6%)
   2,000   Lyondell Petrochemicals                  $53,000
                                                  ---------

           OIL, ENERGY, AND NATURAL GAS (0.9%)
   1,000   Occidental Pete. Corp.                    29,313
                                                  ---------

           UTILITIES (1.4%)
   1,000   Central & South West Corp.                27,062
     500   DTE Energy                                17,343
                                                  ---------
                                                     44,405
                                                  ---------
           TOTAL COMMON STOCK
             (3.9%)  (COST $113,415)               $126,718
                                                  ---------

                                                     MARKET
  SHARES             PREFERRED STOCK                  VALUE
-----------------------------------------------------------
           FINANCIAL SERVICES (2.0%)
   2,500   Travelers Cap Pfd.                       $65,313
                                                  ---------

           OIL, ENERGY & NATURAL GAS (3.2%)
   3,000   Enron Capital Trust 1                     78,563
   1,000   Transcanada Pipeline 8.5%                 25,937
                                                  ---------
                                                    104,500
                                                  ---------
           REAL ESTATE & LEASING (2.0%)
   2,500   Kimco Realty Corp. Pfd. 8.500%            64,062
                                                  ---------

           TOTAL PREFERRED STOCK
             (7.2%)  (COST $227,595)               $233,875
                                                  ---------

                        CLOSED-END                   MARKET
  SHARES           INVESTMENT COMPANIES               VALUE
-----------------------------------------------------------
   6,900   First Commonwealth Fund                  $83,231

  11,000   Kleinwort Benson Australian Fund          84,563
                                                  ---------
                                                    167,794
                                                  ---------
           TOTAL INVESTMENT COMPANIES
             (5.2%) (COST $184,077)                $167,794
                                                  ---------




                                           (continued)

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO (CONTINUED)

-------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------
                                          DECEMBER 31, 1997
                      REAL ESTATE              MARKET
 SHARES            INVESTMENT TRUSTS            VALUE
--------------------------------------------------------
   1,000   Capstead Mortgage Corp.               $19,938
   2,000   Dynex Cap Inc.                         26,625
     190   Hospitality Properties Trust            6,246
     500   INMC Mortgage Holdings                 11,719
   2,544   Imperial Credit Mortgage Hold.         45,465
   3,300   LTC Properties Inc.                    68,475
   2,300   Omega Healthcare Investments           88,837
     644   Pennsylvania Real Estate Inv.          15,818
   3,400   Summit Properties Inc.                 71,825
   2,500   Thornburg Mtg. Asset Corp.             41,250
   4,600   Winston Hotels Inc.                    60,662
                                              ----------
                                                 456,860
                                              ----------
           TOTAL REAL ESTATE INVEST. TRUSTS
             (14.0%) (COST $468,327)            $456,860
                                              ----------

           TOTAL HOLDINGS
             (COST $3,076,060) (a)            $3,108,279
                                              ==========

(a) Also represents cost for Federal income tax purposes.


  The accompanying notes are an integral part of these financial statements.


OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

-----------------------------------------------------------------------------
                                                           DECEMBER 31, 1997
Assets:
     Investments in securities at market
          value (note 1) (cost $3,076,060) .................     $3,108,279
     Cash in bank ..........................................            923
     Receivable for fund shares sold........................          5,345
     Receivable for securities sold.........................         98,252
     Dividends and accrued interest receivable .............         43,383
                                                                 ----------

          Total assets .....................................      3,256,182
                                                                 ----------

Liabilities:
     Payable for investment management
          services (note 3) ................................          2,158
     Other accrued expenses ................................          3,533
                                                                 ----------

          Total liabilities ................................          5,691
                                                                 ----------

Net assets at market value                                       $3,250,491
                                                                 ==========

Net assets consist of:
     Par value, $1 per share ...............................       $319,915
     Paid-in capital in excess of par value ................      2,896,524
     Accumulated undistributed net realized
          gain on investments ..............................          1,157
     Net unrealized appreciation on investments (note 1)....         32,219
     Undistributed net investment income....................            676
                                                                 ----------

Net assets at market value                                       $3,250,491
                                                                 ==========

Shares outstanding (note 4).................................        319,915

Net asset value per share...................................         $10.16
                                                                 ==========
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS

-----------------------------------------------------------------------------
                                                           JANUARY 3, 1997 TO
                                                            DECEMBER 31, 1997
Investment income:
     Interest...............................................       $107,663
     Dividends..............................................         89,380
                                                                 ----------

          Total investment income...........................        197,043
                                                                 ----------

Expenses:
     Management fees (note 3)...............................         18,318
     Custodian fees (note 3)................................          5,001
     Directors' fees (note 3) ..............................            306
     Professional fees......................................          1,026
     Accounting and transfer agent fees ....................          5,261
     Other..................................................            685

          Total expenses....................................         30,597
                                                                 ----------

          Net investment income.............................       $166,446
                                                                 ----------

Realized and unrealized gain on investments:
      Net realized gain from investments ...................         $3,690
      Net increase in unrealized
          appreciation on investments ......................         32,219
                                                                 ----------

          Net gain on investments...........................         35,909
                                                                 ----------

          Net increase in net
          assets from operations............................       $202,355
                                                                 ==========


The accompanying notes are an integral part of these financial statements.



OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

----------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------
                          FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997
From operations:
 Net investment income ...............................................    $166,446
 Realized gain on investments.........................................       3,690
 Unrealized gain on investments.......................................      32,219
                                                                       -----------
   Net increase in assets from operations.............................     202,355
                                                                       -----------

Dividends and distributions to shareholders:
 Dividends paid from net investment income............................    (165,770)
 Capital gains distributions..........................................      (2,533)
                                                                       -----------
   Total dividends and distributions..................................    (168,303)
                                                                       -----------

From capital share transactions (note 4):
 Received from shares sold ...........................................   3,110,382
 Received from dividends reinvested ..................................     168,303
 Paid for shares redeemed ............................................     (62,246)
                                                                       -----------
  Increase in net assets derived from capital share transactions .....   3,216,439
                                                                       -----------

    Increase in net assets ...........................................   3,205,491
Net Assets:
 Beginning of period .................................................           0
                                                                       -----------

 End of period (a) ...................................................  $3,205,491
                                                                       ===========

(a) Includes undistributed net investment income of...................        $676
                                                                       ===========
----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------
                          FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997
Per share data:
Net asset value, beginning of period..................................      $10.00
Income from investment operations:
 Net investment income................................................        0.71
 Net realized and unrealized gain on investments......................        0.13
                                                                       -----------
  Total income from investment operations.............................        0.84
                                                                       -----------
Less distributions:
 Dividends from net investment income ................................       (0.67)
 Distributions from net realized capital gains........................       (0.01)
                                                                       -----------
   Total distributions................................................       (0.68)
                                                                       -----------
Net asset value, end of period........................................      $10.16
                                                                       ===========

Total return..........................................................        8.74%

Ratios and supplemental data:
 Ratio of expenses to average net assets..............................        1.30%
 Ratio of net investment income to average net assets.................        7.04%
Portfolio turnover rate...............................................         102%
Average commission rate (a) ..........................................       $0.04

Net assets at end of period (millions)................................        $3.2

(a)  Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.


   The accompanying notes are an integral part of these financial statements.

STELLAR PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE
---------

The Stellar Portfolio seeks to maximize total return by investing approximately 15% to 25% of its assets in each of the following categories: domestic equities, domestic bonds, foreign securities, real estate securities, and precious metal and/or money market securities.

PERFORMANCE AS OF DECEMBER 31, 1997
-----------------------------------

Average Annual Total Return:

Since inception (1/3/97)                      9.70%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS
--------

The latter half of 1997 was an ideal environment for the Stellar Portfolio. The stock market advance stalled in early August, giving way to the formation of a trading range in the broad indices. The Stellar Portfolio's asset mix served to insulate investors from much of the volatility which enveloped the market. This is the type of market for which the portfolio was intended. The REIT, bond and cash-equivalent segments of the portfolio generated positive returns for the period which served to offset the weakness in the domestic and international equity holdings. The portfolio's allocation to fixed-income instruments rose the second half of the year at the expense of international securities and cash equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT
-------------------------------------

                                1/97             12/97

Stellar Portfolio              $10,000          $10,969
Lehman Bros. Government/Corp.
   Index-Intermediate          $10,000           10,777


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF DECEMBER 31, 1997
---------------------------------------

                                                                 % of Net Assets

1.      FNMA  6.21%  11/07/07                                        3.6
2.      Duke Energy Capital Trust  Pfd 7.20%                         2.4
3.      John Hancock Patriot Premium
        Dividend Fund II                                             2.1
4.      US Treasury  7.5%  11/15/16                                  2.1
5.      US Treasury  7.25%  5/15/04                                  1.9
6.      US Treasury  6.75%  5/31/99                                  1.8
7.      US Treasury  6.25%  7/31/98                                  1.8
8.      American Express                                             1.4
9.      Merrill Lynch Capital Trust II PFD 8%                        1.4
10.     New Jersey Economic Development
        Auth. PFD. 7.6%                                              1.4



TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997
----------------------------------------

                                                                 % of Net Assets

REIT's                                                              20.3
US Treasuries                                                       11.2
Closed-End Investment Companies                                      7.6
Utilities                                                            4.6
Banking                                                              4.0

OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO
----------------------------------------------------------
SCHEDULE OF INVESTMENTS                December 31, 1997
----------------------------------------------------------
  FACE                                            MARKET
 AMOUNT           REPURCHASE AGREEMENTS           VALUE
----------------------------------------------------------
           FINANCIAL (19.8%)
$555,000   Star Bank 5.50%  01-02-98
             repurchase price $555,170
             collateralized by GNMA certificates
             pool #8359
             due 01-20-24 (Cost $555,000)          $555,000
                                                -----------
           TOTAL REPURCHASE AGREEMENTS
              (19.8%) (COST $555,000)              $555,000
                                                -----------

  FACE                                              MARKET
 AMOUNT          LONG-TERM BONDS & NOTES            VALUE
----------------------------------------------------------
           GOVERNMENT (11.2%)
$100,000   FNMA
             6.210%  11-07-07                      $101,100
  50,000   US Treasury Bond
             7.500%  11-15-16                        58,344
  50,000   US Treasury Note
             6.250%  07-31-98                        50,219
  50,000   US Treasury Note
             6.750%  05-31-99                        50,734
  50,000   US Treasury Note
             7.250%  05-15-04                        53,986
                                                -----------
                                                    314,383
                                                -----------
           TOTAL LONG-TERM BONDS & NOTES
             (11.2%) (COST $307,165)               $314,383
                                                -----------

----------------------------------------------------------
                                                    MARKET
 SHARES             U.S. COMMON STOCK               VALUE
----------------------------------------------------------
           AEROSPACE (0.3%)
     150   BOEING CO.                                $7,341
                                                -----------

           AUTOMOTIVE AND RELATED (0.4%)
     200   Paccar Inc.                               10,500
                                                -----------

           BANKING (2.2%)
     116   Banc One Corp.                             6,300
     100   Bankamerica Corp.                          7,300
     100   Bankboston Corp.                           9,394
     105   Charter One Financial Inc.                 6,628
     165   First Financial Bancorp                    7,961
     130   Fleet Financial                            9,742
     125   Popular Inc.                               6,187
      75   US Bancorp                                 8,395
                                                -----------
                                                     61,907
                                                -----------
           BUSINESS SERVICES (0.2%)
     150   Deluxe Corp.                               5,175
                                                -----------

           CHEMICALS (0.5%)
     100   Dow Chemical Co.                          10,150
     125   Lyondell Petro Chemical Co.                3,312
                                                -----------
                                                     13,462
                                                -----------
           COMMUNICATIONS (0.2%)
     150   MCI Communications Corp.                   6,421
                                                -----------

           CONSUMER PRODUCTS (0.4%)
     200   Alberto Culver Co. Cl. B                   6,412
     130   Snap On Inc.                               5,671
                                                -----------
                                                     12,083
                                                -----------
----------------------------------------------------------
  SHARES           U.S. COMMON STOCK              VALUE
----------------------------------------------------------
           COMPUTER AND RELATED (2.3%)
     450  *Cisco Systems Inc.                       $25,087
     400  *Continental Circuits Corp.                 5,575
     100   Honeywell Inc.                             6,850
     300   Intel Corp.                               21,075
     100  *Seagate Technology                         1,925
     300  *Sybase Inc.                                3,994
                                                -----------
                                                     64,506
                                                -----------
           CONTAINERS (0.3%)
     100   Aluminum Co. Amer.                         7,037
                                                -----------

           DRUGS (0.3%)
      75   Warner Lambert Co.                         9,300
                                                -----------

           DURABLE GOODS (0.9%)
     225   Nabisco Holdings Corp. CL A               10,898
     300   Parker Hannifin Corp.                     13,763
                                                -----------
                                                     24,661
                                                -----------
           ELECTRICAL EQUIPMENT (0.9%)
     150  *Altera Corporation                         4,969
     100   Johnson Controls Inc.                      4,775
     125   Sony Corp.                                11,344
     100   Thomas & Betts Corp.                       4,725
                                                -----------
                                                     25,813
                                                -----------
           FINANCIAL SERVICES (2.0%)
     450   American Express Co.                      40,162
      50   Household Financial                        6,378
     150   Dean Whitter Discover                      8,869
                                                -----------
                                                     55,409
                                                -----------
           FOOD AND RELATED (0.7%)
     300   Flemming Cos.                              4,031
      75   General Mills Inc.                         5,372
     150   Pepsico Inc.                               5,466
     100   Sara Lee Corp.                             5,631
                                                -----------
                                                     20,500
                                                -----------
     200   HOTELS/LODGING (0.2%)
           Hilton Hotels Corp.                        5,950
                                                -----------

           HOUSING, FURNITURE & RELATED (0.2%)
     200   Sherwin Williams Co.                       5,550
                                                -----------

           INDUSTRIAL SERVICES (0.3%)
     130   Ecolab Inc.                                7,207
                                                -----------

           INSURANCE SERVICES (0.6%)
     112   AON Corp.                                  6,566
      75   ITT Hartford                               7,017
     100   Ohio Casualty Corp.                        4,463
                                                -----------
                                                     18,046
                                                -----------
           MEDIA AND PUBLISHING (0.2%)
     100   Times Mirror Co.                           6,150
                                                -----------

           MEDICAL AND RELATED (0.9%)
     300  *Quorum Health Group                        7,837
     150  *Sofamore/Danek Group Inc.                  9,759
     225  *Tenet Healthcare Corp.                     7,453
                                                -----------
                                                     25,049
                                                -----------
           METALS AND MINING (0.2%)
     350   AK Steel Holding Corp.                     6,191
                                                -----------


                                                 (continued)
                                      88


OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO (CONTINUED)

-------------------------------------------------------------
SCHEDULE OF INVESTMENTS              DECEMBER 31, 1997
-------------------------------------------------------------

                                                    MARKET
 SHARES             U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           OIL, ENERGY AND NATURAL GAS (2.9%)
     475  *BJ Services Co.                          $34,170
     100   Diamond Offshore Drilling                  4,813
     200   Ensco International Inc.                   6,700
     300  *Global Marine Inc.                         7,350
     200  *Rowan Cos. Inc.                            6,100
     150   Santa Fe Pacific Pipeline LP               6,862
     200   Texaco Inc.                               10,875
     125   Unocal Corp.                               4,852
                                                -----------
                                                     81,722
                                                -----------
           RESTAURANTS (0.0%)
      15  *Tricon Global Restaurants                    436
                                                -----------

           RETAIL (1.8%)
     200   American Stores Co.                        4,113
     125   Dayton Hudson Corp.                        8,437
     188   Gap Inc.                                   6,644
     548   Pier 1 Imports Inc.                       12,387
   6,500  *Roberds Inc.                              19,500
                                                -----------
                                                     51,081
                                                -----------
           TRANSPORTATION (0.6%)
     700  *Genesee & Wyoming Inc.                    16,363
                                                -----------

           TOTAL COMMON STOCK
             (19.5%) (COST $488,369)            $   547,860
                                                -----------

-------------------------------------------------------------
                       REAL ESTATE                  MARKET
 SHARES             INVESTMENT TRUSTS               VALUE
-------------------------------------------------------------
     650   Avalon Properties Inc.                   $20,109
     750   Bay Apartment Communities                 29,250
     500   Camden Property                           15,500
     700   Centerpoint Properties Corp.              24,588
     600   Federal Realty Investments                15,450
   1,000   Glimcher Realty                           22,562
     900   Highwoods Property                        33,469
     800   Kilroy Realty Corp.                       23,000
     700   Kimco Realty Corp.                        24,675
     675   Liberty Property                          19,280
     900   LTC Properties Inc.                       18,675
     525   Mack Cali Realty Corp.                    21,525
     850   Manufactured Home Communities             22,950
     450   Meditrust                                 16,481
     800   New Plan Realty                           20,400
     550   Omega Healthcare Investments              21,244
     800   Reckson Assoc. Realty Corp.               20,300
   1,050   RFS Hotel Investments                     20,934
     885   Security Capital Pacific Trust            21,461
     700   Simon DeBartolo Group Inc.                22,881
   1,200   Sizeler Property Investments              12,600
     600   Starwood Lodging                          34,725
     650   Storage Trust Realty                      17,103
     350   Storage USA Inc.                          13,978
     800   Summit Property Inc.                      16,900
     600   Sun Communities                           21,563
     400   Weingarten Realty Investments             17,925
                                                -----------
                                                    569,528
                                                -----------
           TOTAL REAL ESTATE INVESTMENT TRUSTS
             (20.3%) (COST $511,888)            $   569,528
                                                -----------


-------------------------------------------------------------
                       CLOSED-END                MARKET
  SHARES          INVESTMENT COMPANIES            VALUE
-------------------------------------------------------------
     500   Argentina Fund Inc.                       $6,531
     300   Brazil Fund Inc.                           6,300
     800   Chile Fund Inc.                           14,250
     875   First Commonwealth Fund Inc.              10,555
   5,000   Hancock Patriot Prem. Div. Fd. II         59,062
   2,200  *Japan Webs Index Series                   21,725
   5,000   Kleinworth Benson Austral. Inc. Fd.       38,437
     650   Mexico Fund Inc.                          13,366
     300   Templeton Emerging Mkts. Fd.               5,119
   5,000   Templeton Global Govts. Fund              36,562
                                                -----------
                                                    211,907
                                                -----------
           TOTAL CLOSED END INVESTMENT CO.
             (7.6%)  (COST $226,200)               $211,907
                                                -----------

-------------------------------------------------------------
                                                 MARKET
  SHARES          FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
           ARGENTINA (0.2%)
     200   YPF Sociedad Anonima Spon ADR             $6,838
                                                -----------

           AUSTRALIA (0.9%)
     350   Nat'l. Australia Bank LTD ADR             24,719
                                                -----------

           CANADA (1.9%)
     500   Alcan Aluminum Ltd.                       13,813
     775   Canadian Pacific Ltd.                     21,119
     550   Seagram Co. Ltd.                          17,772
                                                -----------
                                                     52,704
                                                -----------
           DENMARK (1.3%)
     500   Novo-Nordisk AS ADR                       36,188
                                                -----------

           FINLAND (0.2%)
     100   Nokia Corp. Sponsored ADR                  7,000
                                                -----------

           GERMANY (0.6%)
     250   Daimler Benz AG Spon ADR                  18,062
                                                -----------

           GREAT BRITAIN (1.3%)
     850   Cable & Wireless Pub. Ltd.                23,109
     175   Vodafone Group Spon. ADR                  12,688
                                                -----------
                                                     35,797
                                                -----------
           HOLLAND (2.1%)
     350   Phillips NV                               21,175
     700   Royal Dutch Petroleum Co.                 37,931
                                                -----------
                                                     59,106
                                                -----------
           ITALY (0.4%)
     175   Luxottica Group ADR                       10,938
                                                -----------

           JAPAN (0.3%)
     100   Hitachi Ltd. ADR                           6,919
                                                -----------

           NORWAY (0.6%)
     350   Norsk Hydro AS Spon ADR                   17,850
                                                -----------

           SPAIN (1.6%)
     250   Banco de Santander ADR                     8,141
     850   Repsol SA Spon. ADR                       36,178
                                                -----------
                                                     44,319
                                                -----------

                                               (continued)





OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO (CONTINUED)

-----------------------------------------------------------
SCHEDULE OF INVESTMENTS                   DECEMBER 31, 1997
-----------------------------------------------------------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
           Sweden (0.7%)
     737   Volvo Aktiebolaget Ser B ADR             $19,899
                                                 ----------
           TOTAL FOREIGN COMMON STOCK
             (12.1%) (COST $302,115)               $340,339
                                                 ----------

                                                    MARKET
 SHARES              PREFERRED STOCK                 VALUE
----------------------------------------------------------
           BANKING (1.8%)
   1,000   Banco Bilbao Vizcaya 8.000%              $26,000
   1,000   BankUnited Cap II 9.600%                  26,188
                                                 ----------
                                                     52,188
                                                 ----------
           FINANCIAL SERVICES (1.4%)
   1,500   Merrill Lynch Cap Trust II 8.000%         40,125
                                                 ----------

           GOVERNMENT (1.4%)
   1,500   New Jersey Economic Dev. 7.600%           39,000
                                                 ----------



                                                    MARKET
 SHARES             PREFERRED STOCK                  VALUE
----------------------------------------------------------
           UTILITIES (4.6%)
   2,600   Duke Energy Cap Trust I                  $66,300
   1,200   HL&P Cap Trust I 8.125%                   30,975
   1,200   Northern States Power 7.875%              31,200
                                                 ----------
                                                    128,475
                                                 ----------
           TOTAL PREFERRED STOCK
             (9.2%)  (COST $250,000)               $259,788
                                                 ----------
----------------------------------------------------------
                                                    MARKET
 SHARES                WARRANTS                      VALUE
----------------------------------------------------------
      46   Security Cap GRP-B                          $242
                                                 ----------

           TOTAL WARRANTS
             (0.0%)  (COST $242)                       $242
                                                 ----------

           TOTAL HOLDINGS
             (COST $2,640,979)                   $2,799,049
                                                 ==========


*Non-income producing securities.
(a) Also represents cost for Federal income tax purposes.



The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO

---------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------
                                                    DECEMBER 31, 1997
Assets:
 Investments in securities at market
  value (note 1) (cost $2,640,979) ....................... $2,799,047
 Cash in bank ............................................        574
 Dividends and accrued interest receivable ...............     12,993
                                                           ----------

  Total assets ...........................................  2,812,614
                                                           ----------

Liabilities:
 Payable for investment management
  services (note 3) ......................................      2,497
 Other accrued expenses ..................................      3,569
                                                           ----------

  Total liabilities ......................................      6,066
                                                           ----------

Net assets at market value                                 $2,806,548
                                                           ==========

Net assets consist of:
 Par value, $1 per share .................................   $263,528
 Paid-in capital in excess of par value ..................  2,396,631
 Accumulated undistributed net realized
  loss on investments (note 1) ...........................    (11,917)
 Net unrealized appreciation on investments (note 1)......    158,068
 Undistributed net investment income .....................        238
                                                           ----------

Net assets at market value                                 $2,806,548
                                                           ==========

Shares outstanding (note 4)...............................    263,528

Net asset value per share.................................     $10.65
                                                           ==========

---------------------------------------------------------------------
STATEMENT OF OPERATIONS

---------------------------------------------------------------------
                                                     JANUARY 3, 1997 TO
                                                      DECEMBER 31, 1997
Investment income:
 Interest................................................     $42,646
 Dividends...............................................      67,220
                                                           ----------

  Total investment income................................     109,866
                                                           ----------

Expenses:
 Management fees (note 3)................................      23,440
 Custodian fees (note 3).................................       5,001
 Directors' fees (note 3) ...............................         306
 Professional fees.......................................       1,026
 Accounting and transfer agent fees .....................       6,261
 Other...................................................         676
                                                           ----------

  Total expenses.........................................      36,710
                                                           ----------

  Net investment income .................................     $73,156
                                                           ----------

Realized and unrealized gain (loss) on investments:
 Net realized loss from investments .....................    ($11,917)
 Net increase in unrealized
  appreciation on investments ...........................     158,068
                                                           ----------

   Net gain on investments...............................     146,151
                                                           ----------

   Net increase in net
   assets from operations................................    $219,307
                                                           ==========

  The accompanying notes are an integral part of these financial statements.


OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO
---------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------
                               FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997
From operations:
 Net investment income .............................................            $73,156
 Realized loss on investments.......................................            (11,917)
 Unrealized gain on investments.....................................            158,068
                                                                           ------------
   Net increase in assets from operations...........................            219,307
                                                                           ------------

Dividends and distributions to shareholders:
 Dividends paid from net investment income..........................            (72,918)
                                                                           ------------

From capital share transactions (note 4):
 Received from shares sold .........................................          2,644,507
 Received from dividends reinvested ................................             72,918
 Paid for shares redeemed ..........................................            (57,267)
                                                                           ------------
  Increase in net assets derived from capital share transactions ...          2,660,158
                                                                           ------------

    Increase in net assets .........................................          2,806,548
Net Assets:
 Beginning of period ...............................................                  0
                                                                           ------------

 End of period (a) .................................................         $2,806,548
                                                                           ============

(a) Includes undistributed net investment income of...................             $238
                                                                           ============
---------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------
                               FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997

Per share data:
Net asset value, beginning of period................................             $10.00
Income from investment operations:
 Net investment income..............................................               0.32
 Net realized and unrealized gain on investments ...................               0.64
                                                                           ------------
  Total income from investment operations...........................               0.96
                                                                           ------------
Less distributions:
 Dividends from net investment income ..............................              (0.31)
                                                                           ------------

Net asset value, end of period......................................             $10.65
                                                                           ============

Total return........................................................               9.70%

Ratios and supplemental data:
 Ratio of expenses to average net assets............................               1.54%
 Ratio of net investment income to average net assets...............               3.07%
Portfolio turnover rate.............................................                 17%
Average commission rate (a).........................................              $0.18

Net assets at end of period (millions)..............................               $2.8

(a) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.



The accompanying notes are an integral part of these financial statements.


RELATIVE VALUE PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE
---------

The Relative Value Portfolio seeks the highest total return as is consistent with reasonable risk by investing in stocks deemed to represent characteristics with low volatility, above-average yields and are undervalued relative to the stocks comprising the S&P Composite Stock Index.

PERFORMANCE AS OF DECEMBER 31, 1997
-----------------------------------

Average Annual Total Return:
Since inception (1/3/97)              28.28%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS
--------

The Relative Value Portfolio posted performance in line with the S&P 500 Index during the latter half of 1997. This was achieved despite the stock market turmoil caused by economic events in Asia. The most notable effect on the portfolio's holdings were sharp price declines in technology and energy related issues.

The portfolio is well positioned for the market conditions prevailing at the start of 1998 as investors are displaying a distinct preference for large, stable companies with visible earnings potential for the current year. The portfolio continues to focus on the successful themes of the last two years, consolidation trends in financial services and the impact of an aging population on health care and services spending.

CHANGE IN VALUE OF $10,000 INVESTMENT
-------------------------------------

                                   1/97           12/97

Relative Value Portfolio         $10,000          $12,828
S&P 500 Index                    $10,000          $13,996


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF DECEMBER 31, 1997
---------------------------------------

                                             % of Net Assets

1.      Proctor & Gamble                           4.6
2.      IBM                                        4.6
3.      Intel                                      4.5
4.      Dow Chemical                               4.4
5.      Smithkline Beecham                         3.6
6.      Texaco                                     3.3
7.      AT&T                                       3.2
8.      Phillip Morris                             3.0
9.      Bristol Myers Squibb                       3.0
10.     Merck & Co. Inc                            3.0


TOP 5 INDUSTRIES AS OF DECEMBER 31, 1997
----------------------------------------

                                            % of Net Assets

Oil, Energy, and Natural Gas                      12.9
Drugs                                             11.9
Consumer Products                                 10.9
Computer and Related                              10.5
Communications                                     9.3



OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

----------------------------------------------------------------
SCHEDULE OF INVESTMENTS                       DECEMBER 31, 1997
----------------------------------------------------------------
  Face                                                   Market
 Amount          Repurchase Agreements                    Value
----------------------------------------------------------------
           Financial (14.6%)
$836,000   Star Bank 5.50% due 01-02-98
             repurchase price $836,255
             collateralized by GNMA certificates
             pool #8359
             due 01-20-24 (cost $836,000)               $836,000
                                                     -----------
           TOTAL REPURCHASE AGREEMENTS
             (14.6) (COST $836,000)                     $836,000
                                                     -----------
----------------------------------------------------------------
                                                        MARKET
 SHARES               COMMON STOCK                       VALUE
----------------------------------------------------------------
           AEROSPACE (5.3%)
   2,000   Allied Signal Inc.                            $77,875
   1,500   Lockheed Martin Corp.                         147,750
   1,500   Raytheon Co. Class B                           75,469
                                                     -----------
                                                         301,094
                                                     -----------
           AUTOMOTIVE & RELATED (4.4%)
   1,500   Ford Motor Co.                                 73,031
   1,000   General Motors Corp.                           60,625
   1,900   Goodyear Tire & Rubber Co.                    120,887
                                                     -----------
                                                         254,543
                                                     -----------
           BANKING (4.5%)
     250   Citicorp                                       31,609
     440   First Financial Bancorp                        21,230
   1,000   Mellon Bank Corp.                              60,861
     250   National Australia Bank Ltd. ADR               17,656
   1,000   Nationsbank Corp.                              60,813
   2,000   TCF Financial Corp.                            67,875
                                                     -----------
                                                         260,044
                                                     -----------
           CHEMICALS (5.8%)
   2,500   Dow Chemical Co.                              253,750
   3,000   Lyondell Petrochemical Co.                     79,500
                                                     -----------
                                                         333,250
                                                     -----------
           COMMUNICATIONS (9.3%)
   3,000   AT&T Corp.                                    183,750
   4,500   Cincinnati Bell Inc.                          139,500
     800   Cable & Wireless Co. ADR                       21,750
     500   Lucent Technologies Inc.                       39,938
   2,000   Motorola Inc.                                 114,083
     500   Vodafone Group PLC ADR                         36,250
                                                     -----------
                                                         535,271
                                                     -----------
           COMPUTER & RELATED (10.5%)
   1,200   Honeywell Inc.                                 82,082
   3,700   Intel Corp.                                   259,925
   2,500   International Business Machines               261,406
                                                     -----------
                                                         603,413
                                                     -----------

----------------------------------------------------------------
                                                     MARKET
  SHARES                COMMON STOCK                 VALUE
----------------------------------------------------------------
            CONSUMER PRODUCTS (10.9%)
   1,000    Fortune Brands                               $37,062
   1,400    Gillette Co.                                 150,228
   3,800    Philip Morris Cos. Inc.                      172,188
   3,300    Procter & Gamble Co.                         263,381
                                                     -----------
                                                         622,859
                                                     -----------
            DRUGS (11.9%)
   1,800    American Home Products Corp.                 137,700
   1,800    Bristol Myers Squibb Co.                     170,325
   1,600    Merck & Co. Inc.                             170,000
   4,000    Smithkline Beecham PLC ADR                   205,750
                                                     -----------
                                                         683,775
                                                     -----------
            ELECTRICAL EQUIPMENT (3.3%)
   1,900    General Electric Co.                         139,595
   1,000    Johnson Controls Inc.                         47,750
      64    Raytheon Co. Class A                           3,157
                                                     -----------
                                                         190,502
                                                     -----------
            FINANCIAL SERVICES (3.5%)
   1,100    American Express Co.                          98,175
   2,000    Lehman Brothers Holdings Inc.                102,000
                                                     -----------
                                                         200,175
                                                     -----------
            INSURANCE SERVICES (5.7%)
   1,500    American Bankers Ins. Group Inc.              68,906
     450    Cincinnati Financial Corp.                    63,337
   1,700    Ohio Casualty Corp.                           75,862
   2,200    Travelers Group Inc.                         118,525
                                                     -----------
                                                         326,630
                                                     -----------
            OIL, ENERGY & NATURAL GAS (12.9%)
   2,500    Ashland Inc.                                 134,219
   2,600    Halliburton Co.                              135,038
   2,000    Mobil Corp.                                  144,375
   2,500    Royal Dutch Petroleum                        135,469
   3,500    Texaco Inc.                                  190,312
                                                     -----------
                                                         739,413
                                                     -----------
            RETAIL (4.6%)
   2,500    JC Penny Inc.                                150,781
   2,500    Sears Roebuck & Co.                          113,125
                                                     -----------
                                                         263,906
                                                     -----------
            TRANSPORTATION & EQUIPMENT (1.0%)
     200    Burlington Northern Santa Fe Corp.            18,587
   1,500    Comair Holdings Inc.                          36,187
                                                     -----------
                                                          54,774
                                                     -----------
            UTILITIES (4.1%)
   2,500    GPU Inc.                                     105,313
   2,200    GTE Corp.                                    114,950
     300    Ohio Gas Corp.                                13,406
                                                     -----------
                                                         233,669
                                                     -----------
            TOTAL COMMON STOCK
              (97.7%) (COST $4,839,264)               $5,603,318
                                                     -----------

            TOTAL HOLDINGS
              (COST $5,675,264) (a)                   $6,439,318
                                                     ===========



(a) Also represents cost for Federal income tax purposes.


  The accompanying notes are an integral part of these financial statements.


OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

--------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------
                                                       DECEMBER 31, 1997
Assets:
 Investments in securities at market
  value (note 1) (cost $5,675,264) .......................     $6,439,318
 Cash in bank ............................................            520
 Receivable for fund shares sold..........................          5,240
 Dividends and accrued interest receivable ...............          8,756
                                                               ----------

  Total assets ...........................................      6,453,834
                                                               ----------

Liabilities:
 Payable for securities purchased.........................        713,206
 Payable for investment management
  services (note 3) ......................................          4,408
 Other accrued expenses ..................................          2,923
                                                               ----------

  Total liabilities ......................................        720,537
                                                               ----------

Net assets at market value                                     $5,733,297
                                                               ==========

Net assets consist of:
 Par value, $1 per share .................................       $452,268
 Paid-in capital in excess of par value ..................      4,519,245
 Accumulated undistributed net realized
  loss on investments (note 1) ...........................         (2,446)
 Net unrealized appreciation on investments (note 1)......        764,054
 Undistributed net investment income .....................            176
                                                               ----------

Net assets at market value                                     $5,733,297
                                                               ==========

Shares outstanding (note 4)...............................        452,268

Net asset value per share.................................         $12.68
                                                               ==========

--------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------
                                      JANUARY 3, 1997 TO DECEMBER 31, 1997
Investment income:
 Interest.............................................            $27,295
 Dividends............................................             62,497
                                                               ----------

  Total investment income.............................             89,792
                                                               ----------

Expenses:
 Management fees (note 3).............................             30,639
 Custodian fees (note 3)..............................              5,001
 Directors' fees (note 3) ............................                306
 Professional fees....................................              1,026
 Accounting and transfer agent fees ..................              4,261
 Other................................................                718
                                                               ----------

  Total expenses......................................             41,951
                                                               ----------

  Net investment income...............................            $47,841
                                                               ----------

Realized and unrealized gain (loss) on investments:
 Net realized loss from investments ..................            ($2,446)
 Net increase in unrealized
  appreciation on investments ........................            764,054
                                                               ----------

   Net gain on investments............................            761,608
                                                               ----------

   Net increase in net
   assets from operations.............................         $  809,449
                                                               ==========



  The accompanying notes are an integral part of these financial statements.


OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

---------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------
                               FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997
From operations:
   Net investment income ................................................      $47,841
   Realized loss on investments..........................................       (2,446)
   Unrealized gain on investments........................................      764,054
                                                                          ------------
     Net increase in assets from operations..............................      809,449
                                                                          ------------

Dividends and distributions to shareholders:
   Dividends paid from net investment income.............................      (47,665)
                                                                          ------------

From capital share transactions (note 4):
   Received from shares sold ............................................    5,066,632
   Received from dividends reinvested ...................................       47,665
   Paid for shares redeemed .............................................     (142,784)
                                                                          ------------
    Increase in net assets derived from capital share transactions ......    4,971,513
                                                                          ------------

      Increase in net assets ............................................    5,733,297
Net Assets:
   Beginning of period ..................................................            0
                                                                          ------------

   End of period (a) ....................................................   $5,733,297
                                                                          ============

(a) Includes undistributed net investment income of......................         $176
                                                                          ============
---------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------
                              FOR THE PERIOD FROM JANUARY 3, 1997 TO DECEMBER 31, 1997

Per share data:
Net asset value, beginning of period.....................................       $10.00
Income from investment operations:
   Net investment income.................................................         0.16
   Net realized and unrealized gain on investments.......................         2.66
                                                                          ------------
    Total income from investment operations..............................         2.82
                                                                          ------------
Less distributions:
   Dividends from net investment income .................................        (0.14)
                                                                          ------------

Net asset value, end of period...........................................       $12.68
                                                                          ============

Total return.............................................................        28.28%

Ratios and supplemental data:
   Ratio of expenses to average net assets...............................         1.18%
   Ratio of net investment income to average net assets..................         1.35%
Portfolio turnover rate..................................................            7%
Average commission rate (a) .............................................        $0.24

Net assets at end of period (millions)...................................         $5.7

(a) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.




  The accompanying notes are an integral part of these financial statements.

    OHIO NATIONAL FUND, INC.
    NOTES TO FINANCIAL STATEMENTS
    December 31, 1997

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES
    Ohio National Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of sixteen separate investment portfolios that seek the following investment objectives:
    EQUITY PORTFOLIO - long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.
    MONEY MARKET PORTFOLIO - maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.
    BOND PORTFOLIO - high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.
    OMNI PORTFOLIO - high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
    INTERNATIONAL PORTFOLIO - long-term capital growth by investing primarily in common stocks of foreign companies.
    CAPITAL APPRECIATION PORTFOLIO - maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.
    SMALL CAP PORTFOLIO - maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.
    GLOBAL CONTRARIAN PORTFOLIO - long-term growth of capital by investing in foreign and domestic securities believed to be undervalued or presently out of favor.
    AGGRESSIVE GROWTH PORTFOLIO - capital growth.

    The following portfolios commenced operations on January 3, 1997:

    CORE GROWTH PORTFOLIO - long-term capital appreciation.
    GROWTH & INCOME PORTFOLIO - long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.
    S&P 500 INDEX PORTFOLIO - total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.
    SOCIAL AWARENESS PORTFOLIO - long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.
    STRATEGIC INCOME PORTFOLIO - high current income by investing at least 40% of its assets in a core group of U.S. government and corporate fixed income securities and the remainder in other income producing securities.
    STELLAR PORTFOLIO - maximum total return by investing in domestic and foreign securities (equity and fixed income), real estate, precious metal securities, and money market securities.
    RELATIVE VALUE PORTFOLIO - maximum total return consistent with reasonable risk by investing primarily in equity securities.

    The following is a summary of significant accounting policies:

    Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

    For all other portfolios, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained

OHIO NATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 1997

from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, Global Contrarian, Aggressive Growth, and Stellar Portfolios, would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

Each portfolio other than the Money Market Portfolio may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully hedged with commercial paper and/or US Treasuries. The futures contracts in the S&P 500 Index Portfolio at December 31, 1997 are as follows:


                                 EXPIRATION       UNDERLYING FACE             UNREALIZED               CASH DEPOSITED
          PURCHASED                 DATE          AMOUNT AT VALUE                GAIN              AS MARGIN REQUIREMENT
          ---------                 ----          ---------------                ----              ---------------------

45 S&P 500 Index Contracts       March `98          $11,014,875                $109,325                   $452,250

Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, Global Contrarian, Aggressive Growth, and Stellar Portfolios, in which dividends are recorded as soon after the ex-dividend date as the fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method except in the case of the Aggressive Growth and Growth and Income Portfolios in which the identified cost basis is used.

OHIO NATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31,1997

The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International, Small Cap, Global Contrarian, Aggressive Growth and Stellar Portfolios are translated into U.S. dollars on the following basis:
(1) market value of investments, other assets and liabilities--at exchange rates prevailing at the end of the period.
(2) purchases and sales of investments, income and expenses--at the rates of exchange prevailing on the respective dates of such transaction.

Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made in the Small Cap, Aggressive Growth, and Core Growth
Portfolios: accumulated net investment loss has been decreased by $47,515, $61,720, and $11,892, respectively, resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $47,515, $61,720, $11,892 respectively. This reclassification has no effect on net assets or net asset value per share.

For Federal income tax purposes, the Bond, Core Growth, Stellar, and Relative Value Portfolios had capital loss carryovers of $44,128, $447,567, $11,917, and $2,446 respectively, at December 31, 1997. If not offset by capital gains, $44,128 will expire in 2003 in the Bond Portfolio and $447,567, $11,917 and $2,446 will expire in 2005 in the Core Growth , Stellar, and Relative Value Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carryover has been offset or expires.

It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

Most expenses of the Fund can be directly attributed to a portfolio. Expenses which cannot be directly attributed are allocated among the portfolios in the Fund based on average net assets.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OHIO NATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 1997

The gross unrealized appreciation and depreciation on investments in each portfolio as of December 31, 1997 were as follows:


                                                                                                           CAPITAL
                                     EQUITY              BOND             OMNI         INTERNATIONAL     APPRECIATION
                                     ------              ----             ----         -------------     ------------
Gross unrealized:

Appreciation ................    $ 112,741,538     $     867,745     $  53,608,168     $  12,386,726     $   8,034,627

Depreciation ................       (7,098,840)         (129,221)       (4,163,559)      (20,388,282)       (1,229,894)

Net Unrealized:
  Appreciation (Depreciation)      105,642,698           738,524        49,444,609        (8,001,556)        6,804,733

                                      SMALL            GLOBAL           AGGRESSIVE          CORE            GROWTH &
                                       CAP           CONTRARIAN           GROWTH           GROWTH            INCOME
                                       ---           ----------           ------           ------            ------
Gross unrealized:

Appreciation ................    $  10,883,929     $   1,963,452     $   2,090,950     $     965,041     $   1,538,146

Depreciation ................       (2,508,818)       (1,327,211)       (1,226,332)         (566,046)         (422,652)

Net Unrealized:
  Appreciation ..............        8,375,111           636,241           864,618           398,995         1,115,494


                                                       SOCIAL           STRATEGIC                           RELATIVE
                                    S&P 500           AWARENESS          INCOME           STELLAR            VALUE
                                    -------           ---------          ------           -------            -----
Gross unrealized:

Appreciation ................    $     551,681     $     373,344     $      83,912     $     235,848     $     773,749

Depreciation ................         (321,963)         (266,887)          (51,693)          (77,780)           (9,695)

Net Unrealized:
  Appreciation ..............          229,718           106,457            32,219           158,068           764,054

    OHIO NATIONAL FUND, INC.
    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    December 31, 1997

(2) INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 1997 were as follows:


                                                                                                             CAPITAL
                                     EQUITY              BOND             OMNI         INTERNATIONAL      APPRECIATION
                                     ------              ----             ----         -------------      ------------

Stocks & Bonds:

Purchases ...................    $  59,212,911     $   1,893,703     $  44,555,591     $  35,070,994     $  28,652,383

Sales .......................       43,527,581           174,282        25,737,517        31,113,950        16,673,986
U.S. Government
Obligations:
Purchases ...................               --                --                --                --           325,518
Sales .......................               --           500,000                --                --           200,000


                                      SMALL            GLOBAL          AGGRESSIVE           CORE            GROWTH &
                                       CAP           CONTRARIAN          GROWTH            GROWTH            INCOME
                                       ---           ----------          ------            ------            ------
Stocks & Bonds:

Purchases ...................    $  40,854,656     $   7,779,954     $  33,548,156     $  12,743,178     $  28,887,177

Sales .......................       33,177,017         3,014,504        29,031,056         4,163,673        14,975,341
U.S. Government
Obligations:

Purchases ...................               --                --           152,392                --            27,891

Sales .......................               --                --            53,918                --            31,597


                                                       SOCIAL         STRATEGIC                            RELATIVE
                                    S&P 500          AWARENESS          INCOME            STELLAR            VALUE
                                 -------------     -------------     -------------     -------------     -------------
Stocks & Bonds:

Purchases ...................    $  42,242,336     $   5,887,582     $   4,555,901     $   3,526,140     $   4,916,888

Sales .......................       32,912,078         1,939,957         2,238,696           314,967           244,172
U.S. Government
Obligations:

Purchases ...................               --                --           714,609           721,054                --

Sales .......................               --                --           140,399                --                --



(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND
    TRANSACTIONS WITH AFFILIATED PERSONS

    The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI") a wholly owned subsidiary of Ohio National Life Insurance Company (ONLIC), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Equity, Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the net $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the International, Global Contrarian, and Relative Value Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million, (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of

    OHIO NATIONAL FUND, INC.
    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    December 31, 1997

    net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; and (h) for the Stellar Portfolio, 1.00% of that Portfolio's net assets. However, as to the Money Market Portfolio, the Advisor is presently waiving any of its fee in excess of 0.25%.

    Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the International, Capital Appreciation, Small Cap, Global Contrarian, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Stellar and Relative Value Portfolios, subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with Societe Generale Asset Management Corp. ("SGAM"), T. Rowe Price Associates, Inc. ("TRPA"), Founders Asset Management, Inc. ("FAM"), Strong Capital Management, Inc. ("SCM"), Pilgrim Baxter & Associates, Ltd. ("PBA"), Robertson Stephens Investment Management, L.P. ("RSIM"), and Star Bank, N.A. ("Star"), respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) SGAM receives from ONI fees at the annual rate of 0.75% of the International and Global Contrarian Portfolios' average daily net assets during the quarter for which the fee is paid, (b) TRPA receives from ONI a fee at an annual rate of 0.70% of the first $5 million, and 0.50% over average daily net asset value in excess of $5 million, of the Capital Appreciation Portfolio, (c) FAM receives from ONI a fee at an annual rate of 0.65% of the first $75 million, 0.60% of the next $75 million, and 0.55% of the average daily net asset value in excess of $150 million of the Small Cap Portfolio; (d) SCM receives from ONI a fee at an annual rate of 0.70% of the first $50 million, and 0.50% of average daily net asset value in excess of $50 million of the Aggressive Growth Portfolio; (e) PBA receives from ONI a fee at an annual rate of 0.75% of the first $50 million, 0.70% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth Portfolio: (f) RSIM receives from ONI a fee at an annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio; and (g) Star receives from ONI fees at an annual rate of (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income Portfolio, (ii) 0.75% of the $50 million and 0.70% of average daily net assets in excess of $50 million of the Stellar Portfolio and (iii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio.

    Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.
    The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and Global Contrarian Portfolios is Star Bank, N.A., 425 Walnut Street, Cincinnati. Ohio. The custodian for the International and Global Contrarian Portfolios is Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri. For International and Global Contrarian Portfolio assets held outside the United States, Star Bank and Investors Fiduciary Trust Company enter into subcustodial agreements, subject to approval by the Board of Directors.

(4) CAPITAL SHARE TRANSACTIONS Capital share transactions for the years ended December 31, 1997 and 1996 were as follows:


                                           EQUITY                 MONEY MARKET                  BOND
                                           ------                 ------------                  ----
                                      1997        1996         1997         1996          1997           1996
                                      ----        ----         ----         ----          ----           ----
Capital shares
  issued on sales................  1,099,809    1,251,722    4,006,494    2,854,453        644,662        654,067
Capital shares issued
  on reinvested dividends .......    574,786      296,586      124,176       97,983        161,245        118,018
Capital shares redeemed .........    752,158      488,195    3,767,642    1,972,882        723,200        469,144


                                           OMNI                  INTERNATIONAL             CAPITAL APPRECIATION
                                           ----                  -------------             --------------------
                                      1997        1996         1997         1996          1997           1996
                                      ----        ----         ----        ----           ----           ----
Capital shares
  issued on sales ...............  1,691,998    1,421,502    2,422,039    2,498,593      1,350,471      1,370,341
Capital shares issued
  on reinvested dividends .......    715,507      312,746    1,742,189      437,139        359,011        137,455
Capital shares redeemed .........    709,824      461,070    1,377,360      372,436        249,388        158,593

OHIO NATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 1997


                                       SMALL CAP                 GLOBAL CONTRARIAN            AGGRESSIVE GROWTH
                                       ---------                 -----------------            -----------------
                                  1997           1996           1997          1996            1997          1996
                                  ----           ----           ----          ----            ----          ----
Capital shares
  issued on sales .......      1,170,240      1,175,931        579,754        694,759        767,314        849,211
Capital shares issued
  on reinvested dividends        131,550         35,538        132,202         22,442         23,559        124,213
Capital shares redeemed .        320,642         89,525        143,586        158,086        193,560        114,532


                                  CORE          GROWTH &                      SOCIAL        STRATEG.                      RELATIVE
                                 GROWTH         INCOME         S&P 500        AWARE.         INCOME        STELLAR         VALUE
                                 ------         ------         -------        ------         ------        -------         -----
                                  1997           1997           1997           1997           1997           1997           1997
                                  ----           ----           ----           ----           ----           ----           ----
Capital shares
  issued on sales .......      1,272,254      1,436,044      1,782,577        399,740        309,296        262,250        460,646
Capital shares issued
  on reinvested dividends            419         75,471        187,990         37,565         16,810          6,971          3,973
Capital shares redeemed .        287,167         56,151         88,101         12,616          6,191          5,693         12,351

    The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 60,000,000 are unallocated at this time.

(5) COMMITMENTS
    As of December 31, 1997, the International and Global Contrarian Portfolios had entered into forward currency contracts, as set forth below, summarized by currency:

                             INTERNATIONAL PORTFOLIO

  SETTLE         CURRENCY TO BE DELIVERED     U.S. $ VAL.     CURRENCY TO BE RECEIVED        U.S. $ VAL.         UNREALIZED
   DATES          AMOUNT         TYPE         AT 12/31/97       AMOUNT         TYPE          AT 12/31/97       GAIN          LOSS
   -----          ------         ----         -----------       ------         ----          -----------       ----          ----
 06/11/98       3,628,000  Australian Dollar    2,355,660      2,469,382    U.S. Dollar       2,469,382      $113,722
 01/08/98       8,021,000     Swiss Franc       5,487,446      5,635,892    U.S. Dollar       5,635,892       148,446
 06/10/98         713,000     Swiss Franc         496,276        497,854    U.S. Dollar         497,854         1,578
 01/15/98      12,626,000    Deutsche Mark      7,024,396      7,528,828    U.S. Dollar       7,528,828       504,432
 01/15/98       1,423,901     U.S. Dollar       1,423,901      2,499,000   Deutsche Mark      1,390,303                    $(33,598)
 06/17/98       2,012,000    Deutsche Mark      1,128,973      1,173,986    U.S. Dollar       1,173,986        45,013
 01/22/98      18,411,000    French Franc       3,063,089      3,238,292    U.S. Dollar       3,238,292       175,203
 01/22/98         507,800     U.S. Dollar         507,800      3,001,000   French Franc         499,285                      (8,515)
 06/03/98      60,730,000    French Franc      10,177,473      9,793,922    U.S. Dollar       9,793,922                    (383,551)
 01/29/98     706,997,000    Japanese Yen       5,438,648      6,304,748    U.S. Dollar       6,304,748       866,100
 01/29/98         274,593     U.S. Dollar         274,593     32,398,000   Japanese Yen         249,225                     (25,368)
 06/24/98   1,383,471,000    Japanese Yen      10,878,482     11,752,072    U.S. Dollar      11,752,072       873,590
 04/03/98       6,571,000   New Zld Dollar      3,840,092      4,145,425    U.S. Dollar       4,145,425       305,333
                                             -------------                                 ------------- ------------- -------------

                                               52,096,829                                    54,679,214    $3,033,417     $(451,032)
                                           ==============                                 ============= ============= =============

OHIO NATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 1997


                           GLOBAL CONTRARIAN PORTFOLIO

   SETTLE        CURRENCY TO BE DELIVERED        U.S. $ VAL.     CURRENCY TO BE RECEIVED       U.S. $ VAL.         UNREALIZED
    DATES          AMOUNT        TYPE            AT 12/31/97       AMOUNT        TYPE          AT 12/31/97       GAIN       LOSS
    -----          ------        ----            -----------       ------        ----          -----------       ----       ----
  01/08/98          34,000    Swiss Franc             23,261        23,690    U.S. Dollar           23,690         $429
  01/08/98          24,119    U.S. Dollar             24,119        34,000    Swiss Franc           23,261                   $(858)
  06/10/98         564,000    Swiss Franc            392,566       410,152    U.S. Dollar          410,152       17,586
  01/15/98         220,000   Deutsche Mark           122,396       131,595    U.S. Dollar          131,595        9,199
  01/15/98         129,465    U.S. Dollar            129,465       220,000   Deutsche Mark         122,396                  (7,069)
  06/17/98         140,000   Deutsche Mark            78,557        78,873    U.S. Dollar           78,873          316
  06/03/98       1,756,000   French Franc            294,280       281,604    U.S. Dollar          281,604                 (12,676)
  06/24/98      79,012,000   Japanese Yen            621,285       675,841    U.S. Dollar          675,841       54,556
  06/24/98         153,668    U.S. Dollar            153,668    18,480,000   Japanese Yen          145,312                  (8,356)
  11/13/98      18,480,000   Japanese Yen            163,663       173,147    U.S. Dollar          173,147        9,484
  01/08/98         125,000   Dutch Guilder            61,692        65,329    U.S. Dollar           65,329        3,637
                                             ----------------                                -------------- ------------ -----------

                                                   2,064,952                                     2,131,200      $95,207   $(28,959)
                                             ================                                ============== ============ ===========

OHIO NATIONAL FUND, INC.                                       December 31, 1997
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities and the schedules of investments of Ohio National Fund, Inc. (comprising, respectively, the Equity, Money Market, Bond, Omni, International, Capital Appreciation, Small Cap, Global Contrarian, Aggressive Growth, Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Stategic Income, Stellar and Relative Value Portfolios) as of December 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, and where replies are not received, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising Ohio National Fund, Inc. as of December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK LLP

Cincinnati, Ohio
January 30, 1998




Directors and Officers of Ohio National Fund, Inc.
--------------------------------------------------------------------------------
John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
George E. Castrucci, Director
Ross Love, Director
George M. Vredeveld, Director
Joseph P. Brom, Vice President
Michael A. Boedeker, Vice President
Stephen T. Williams, Vice President
Dennis R. Taney, Treasurer
Theresa M. Brunsman, Assistant Secretary

This report may be used as sales literature only when accompanied or preceded by an effective prospectus of Ohio National Fund, Inc. which relates sales expense and other pertinent information.

OHIO NATIONAL VARIABLE ACCOUNT D                               December 31, 1997
INDEPENDENT AUDITORS' REPORT


The Board of Directors
         The Ohio National Life Insurance Company

The Contract Owners
         Ohio National Variable Account D

We have audited the accompanying statements of assets and contract owners' equity of Ohio National Variable Account D (comprising, respectively, the Equity, Money Market, Bond, Omni, International, Capital Appreciation, Small Cap, Global Contrarian, Aggressive Growth, S&P 500 Index, Social Awareness, Core Growth and Growth & Income Subaccounts) as of December 31, 1997, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit values for each of the periods indicated herein. These financial statements are the responsibility of the Companys' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by examination of the underlying mutal fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Variable Account D at December 31, 1997, and the results of their operations, changes in contract owners' equity and changes in unit values for each of the periods indicated herein, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK LLP

Cincinnati, Ohio
January 30, 1998

OHIO NATIONAL VARIABLE ACCOUNT D
Statements of Assets and Contract Owners' Equity              December 31, 1997

                                              MONEY                                                        CAPITAL
                             EQUITY           MARKET          BOND           OMNI        INTERNATIONAL   APPRECIATION     SMALL CAP
                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                            ----------      ----------     ----------      ----------     ----------      ----------      ----------
Assets - Investments
 at market value
 (note 2) .............   $ 1,244,545     $    362,477    $   151,318    $ 1,534,159    $  1,293,305     $ 1,188,962    $ 1,261,959
                          ============    =============   ============   ============   =============    ============   ============

Contract owners' equity
   Contracts in
   accumulation
   period (note 3) ....   $ 1,244,545     $    362,477    $   151,318    $ 1,534,159    $  1,293,305     $ 1,188,962    $ 1,261,959
                          ============    =============   ============   ============   =============    ============   ============



                             GLOBAL         AGGRESSIVE      S&P 500         SOCIAL           CORE          GROWTH &
                            CONTRARIAN        GROWTH         INDEX         AWARENESS        GROWTH          INCOME
                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                            ----------      ----------     ----------      ----------     ----------      ----------
Assets - Investments
 at market value
 (note 2) ............    $   220,226     $    301,053    $   349,733    $    43,466    $    118,899     $   156,440
                          ============    =============   ============   ============   =============    ============

Contract owners' equity
   Contracts in
   accumulation
   period (note 3) ...    $   220,226     $    301,053    $   349,733    $    43,466    $    118,899     $   156,440
                          ============    =============   ============   ============   =============    ============


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT D
Statements of Operations and Changes in Contract Owners' Equity                      For the Years Ended December 31, 1997 and 1996

                                     ---------------------------------------------------------------
                                            EQUITY             MONEY MARKET             BOND
                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                       1997       1996       1997        1996      1997       1996
                                     -------------------   -------------------   -------------------
Investment activity:
 Reinvested dividends.............   $15,244    $4,468     $19,238    $11,803    $8,473     $2,942
 Risk and administrative
  expense (note 4)................   (11,440)   (4,433)     (4,929)    (3,176)   (1,366)      (716)
                                  ----------  --------    --------    -------  --------    -------
   Net investment activity........     3,804        35      14,309      8,627     7,107      2,226
                                  ----------  --------    --------    -------  --------    -------
 Realized and Unrealized gain
   (loss) on investments:
  Reinvested capital gains........    60,605     4,927           0          0         0          0
  Realized gain (loss)............    11,539     2,366      (3,324)        56       162       (187)
  Unrealized gain (loss)..........    38,939    43,435           0          0       712        228
                                  ----------  --------    --------    -------  --------    -------
   Net gain (loss) on
     investments..................   111,083    50,728      (3,324)        56       874         41
                                  ----------  --------    --------    -------  --------    -------
    Net increase (decrease) in
      contract owners' equity
      from operations.............   114,887    50,763      10,985      8,683     7,981      2,267
                                  ----------  --------    --------    -------  --------    -------
Equity transactions:
 Sales:
  Contract purchase payments......   686,822   279,457     911,058    357,959   100,723     67,441
  Transfers from fixed and
   other subaccounts..............    66,178       604     282,983          0     8,105      1,846
                                  ----------  --------    --------    -------  --------    -------
                                     753,000   280,061   1,194,041    357,959   108,828     69,287
                                  ----------  --------    --------    -------  --------    -------
 Redemptions:
  Withdrawals and surrenders......    74,998    18,800     210,267      5,924    15,998      6,379
  Transfers to fixed and
   other subaccounts..............    12,441    10,000     717,920    292,995    24,168      3,266
                                  ----------  --------    --------    -------  --------    -------
                                      87,439    28,800     928,187    298,919    40,166      9,645
                                  ----------  --------    --------    -------  --------    -------
   Net equity transactions........   665,561   251,261     265,854     59,040    68,662     59,642
                                  ----------  --------    --------    -------  --------    -------
    Net change in contract
      owners' equity..............   780,448   302,024     276,839     67,723    76,643     61,909
Contract owners' equity:
 Beginning of period..............   464,097   162,073      85,638     17,915    74,675     12,766
                                  ----------  --------    --------    -------  --------    -------
 End of period....................$1,244,545  $464,097    $362,477    $85,638  $151,318    $74,675
                                  ==========  ========    ========    =======  ========    =======


                                  --------------------------------------------------------------------
                                           OMNI               INTERNATIONAL       CAPITAL APPRECIATION
                                        SUBACCOUNT              SUBACCOUNT             SUBACCOUNT
                                     1997        1996        1997       1996        1997        1996
                                  ---------------------   --------------------    --------------------
Investment activity:
 Reinvested dividends.............   $36,504     $7,676      $67,512   $13,973       $35,184   $20,325
 Risk and administrative
  expense (note 4)................   (15,439)    (4,481)     (13,848)   (4,981)      (14,046)   (8,025)
                                  ----------   --------   ----------  --------    ----------  --------
   Net investment activity........    21,065      3,195       53,664     8,992        21,138    12,300
                                  ----------   --------   ----------  --------    ----------  --------
 Realized and Unrealized gain
   (loss) on investments:
  Reinvested capital gains........    67,271      2,841      102,621     4,286        61,862    15,733
  Realized gain (loss)............    30,835      8,091        9,059     2,863        25,674     1,985
  Unrealized gain (loss)..........    52,694     39,991     (185,689)   27,047        32,527    50,911
                                  ----------   --------   ----------  --------    ----------  --------
   Net gain (loss) on
     investments..................   150,800     50,923      (74,009)   34,196       120,063    68,629
                                  ----------   --------   ----------  --------    ----------  --------
    Net increase (decrease) in
      contract owners' equity
      from operations.............   171,865     54,118      (20,345)   43,188       141,201    80,929
                                  ----------   --------   ----------  --------    ----------  --------
Equity transactions:
 Sales:
  Contract purchase payments......   856,949    278,302      765,825   194,955       467,154   159,142
  Transfers from fixed and
   other subaccounts..............   152,282    141,607      135,835    82,458        91,434    30,791
                                  ----------   --------   ----------  --------    ----------  --------
                                   1,009,231    419,909      901,660   277,413       558,588   189,933
                                  ----------   --------   ----------  --------    ----------  --------
 Redemptions:
  Withdrawals and surrenders......    96,739     17,953       42,798     8,753        91,386    14,883
  Transfers to fixed and
   other subaccounts..............   154,745     10,606       84,799     1,809       138,784       631
                                  ----------   --------   ----------  --------    ----------  --------
                                     251,484     28,559      127,597    10,562       230,170    15,514
                                  ----------   --------   ----------  --------    ----------  --------
   Net equity transactions........   757,747    391,350      774,063   266,851       328,418   174,419
                                  ----------   --------   ----------  --------    ----------  --------
    Net change in contract
      owners' equity..............   929,612    445,468      753,718   310,039       469,619   255,348
Contract owners' equity:
 Beginning of period..............   604,547    159,079      539,587   229,548       719,343   463,995
                                  ----------   --------   ----------  --------    ----------  --------
 End of period....................$1,534,159   $604,547   $1,293,305  $539,587    $1,188,962  $719,343
                                  ==========   ========   ==========  ========    ==========  ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT D
Statements of Operations and Changes in Contract Owners' Equity                    For the Periods Ended December 31, 1997 and 1996

                                  ----------------------------------------------------------------
                                        SMALL CAP         GLOBAL CONTRARIAN       AGGRESSIVE
                                       SUBACCOUNT              SUBACCOUNT         SUBACCOUNT
                                     1997       1996       1997        1996      1997       1996
                                  --------------------    -------------------  -------------------
Investment activity:
 Reinvested dividends.............        $0        $0      $8,679     $3,423    $1,780    $10,586
 Risk and administrative
  expense (note 4)................   (13,285)   (5,793)     (2,735)    (1,667)   (2,833)      (912)
                                  ----------  --------    --------   --------  --------   --------
   Net investment activity........   (13,285)   (5,793)      5,944      1,756    (1,053)     9,674
                                  ----------  --------    --------   --------  --------   --------
 Realized and Unrealized gain
   (loss) on investments:
  Reinvested capital gains........    53,817    10,714      12,007        765     1,010          0
  Realized gain (loss)............    13,237     2,171       4,350        802     2,301       (539)
  Unrealized gain (loss)..........    30,649    56,410      (2,263)     8,542    21,214     (7,417)
                                  ----------  --------    --------   --------  --------   --------
   Net gain (loss) on
     investments..................    97,703    69,295      14,094     10,109    24,525     (7,956)
                                  ----------  --------    --------   --------  --------   --------
    Net increase in contract
      owners' equity from
      operations..................    84,418    63,502      20,038     11,865    23,472      1,718
                                  ----------  --------    --------   --------  --------   --------
Equity transactions:
 Sales:
  Contract purchase payments......   613,236   175,106      73,928     57,483   186,195     83,703
  Transfers from fixed and
   other subaccounts..............   133,886    59,385         870          0     5,128      2,732
                                  ----------  --------    --------   --------  --------   --------
                                     747,122   234,491      74,798     57,483   191,323     86,435
                                  ----------  --------    --------   --------  --------   --------
 Redemptions:
  Withdrawals and surrenders......    70,853    22,174      17,583      1,538    24,275      2,692
  Transfers to fixed and
   other subaccounts..............    86,257     5,000      16,720          0    13,352          0
                                  ----------  --------    --------   --------  --------   --------
                                     157,110    27,174      34,303      1,538    37,627      2,692
                                  ----------  --------    --------   --------  --------   --------
   Net equity transactions........   590,012   207,317      40,495     55,945   153,696     83,743
                                  ----------  --------    --------   --------  --------   --------
    Net change in contract
      owners' equity..............   674,430   270,819      60,533     67,810   177,168     85,461
Contract owners' equity:
 Beginning of period..............   587,529   316,710     159,693     91,883   123,885     38,424
                                  ----------  --------    --------   --------  --------   --------
 End of period....................$1,261,959  $587,529    $220,226   $159,693  $301,053   $123,885
                                  ==========  ========    ========   ========  ========   ========

                                       S&P
                                       500       SOCIAL       CORE     GROWTH &
                                      INDEX    AWARENESS     GROWTH     INCOME
                                    1997 (a)    1997 (a)    1997 (a)   1997 (a)
                                    ---------  ---------    ---------  ---------
Investment activity:
 Reinvested dividends.............     $9,332       $180          $10      $653
 Risk and administrative
  expense (note 4)................     (1,785)      (341)        (744)     (743)
                                     --------    -------     --------  --------
   Net investment activity........      7,547       (161)        (734)      (90)
                                     --------    -------     --------  --------
 Realized and Unrealized gain
   (loss) on investments:
  Reinvested capital gains........     28,189      3,716            0     7,767
  Realized gain (loss)............        321       (179)      (3,615)    4,769
  Unrealized gain (loss)..........    (14,677)     3,299        4,899     2,964
                                     --------    -------     --------  --------
   Net gain (loss) on
     investments..................     13,833      6,836        1,284    15,500
                                     --------    -------     --------  --------
    Net increase in contract
      owners' equity from
      operations..................     21,380      6,675          550    15,410
                                     --------    -------     --------  --------
Equity transactions:
 Sales:
  Contract purchase payments......    216,016     36,230      106,989    88,729
  Transfers from fixed and
   other subaccounts..............    118,615      4,450       12,112    59,138
                                     --------    -------     --------  --------
                                      334,631     40,680      119,101   147,867
                                     --------    -------     --------  --------
 Redemptions:
  Withdrawals and surrenders......      1,206      3,889          295        31
  Transfers to fixed and
   other subaccounts..............      3,072          0          457     6,806
                                     --------    -------     --------  --------
                                        4,278      3,889          752     6,837
                                     --------    -------     --------  --------
   Net equity transactions........    330,353     36,791      118,349   141,030
                                     --------    -------     --------  --------
    Net change in contract
      owners' equity..............    351,733     43,466      118,899   156,440
Contract owners' equity:
 Beginning of period..............          0          0            0         0
                                     --------    -------     --------  --------
 End of period....................   $351,733    $43,466     $118,899  $156,440
                                     ========    =======     ========  ========


(a) Period from January 3, 1997, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS


(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Ohio National Variable Account D (the Account) is a separate account of The Ohio National Life Insurance Company (ONLIC) and all obligations arising under variable annuity contracts are general corporate obligations of ONLIC. The account has been registered as a unit investment trust under the Investment Company Act of 1940.

Assets of the Account are invested in shares of Ohio National, Fund, Inc. (The
Fund), a diversified open-end management investment company. The Fund's investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

Investments are valued at the net asset value of fund shares held at December 31, 1997. Share transactions are recorded on the trade date. Income and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains of loss is determined on the basis of average cost.

ONLIC performs investment advisory services on behalf of the Ohio National Fund, Inc. in which the Account invests. For these services, the Company receives fees from the mutual funds. These fees are paid to an affiliate of the Company.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENTS
At December 31, 1997 the aggregate cost and number of shares of Ohio National Fund, Inc. owned by the respective subaccounts were:

                                        MONEY                                                    CAPITAL
                         EQUITY         MARKET         BOND          OMNI       INTERNATIONAL  APPRECIATION   SMALL CAP
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                         ----------    ----------    ----------     ----------     ----------    ----------    ----------
Aggregate Cost          $ 1,244,545  $    362,477  $    151,318    $ 1,534,159    $ 1,293,305   $ 1,188,962   $ 1,261,959
Number of Shares             35,115        36,248        14,171         72,830         96,551        87,850        67,416

                         GLOBAL      AGGRESSIVE     S&P 500        SOCIAL          CORE         GROWTH &
                       CONTRARIAN      GROWTH        INDEX        AWARENESS       GROWTH         INCOME
                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                       ----------    ----------    ----------     ----------     ----------     ----------
Aggregate Cost         $    220,226  $   301,053  $    349,733  $      43,466   $    118,899   $    156,440
Number of Shares             18,776       27,154        29,828          3,813         12,278         12,172

(3) CONTRACTS IN ACCUMULATION PERIOD
At December 31, 1997 the accumulation units and value per unit of the respective subaccounts and products were:

                                              ACCUMULATION UNITS                      VALUE PER UNIT
                                              ------------------                      --------------
Equity Subaccount                                   74,940.5344                            16.607094
Money Market Subaccount                             32,474.5080                            11.161886
Bond Subaccount                                     12,237.1712                            12.365430
Omni Subaccount                                     98,308.5177                            15.605553
International Subaccount                           100,958.9923                            12.810197
Capital Appreciation Subaccount                     78,535.2484                            15.139212
Small Cap Subaccount                                78,648.2641                            16.045605
Global Contrarian Subaccount                        16,765.2010                            13.135923
Aggressive  Growth Subaccount                       21,702.0383                            13.872097
S&P 500 Index Subaccount                            26,902.8929                            12.999822

OHIO NATIONAL VARIABLE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                              ACCUMULATION UNITS                      VALUE PER UNIT
                                              ------------------                      --------------
Social Awareness Subaccount                          3,506.3910                            12.396349
Core Growth Subaccount                              12,433.3813                             9.562924
Growth & Income Subaccount                          11,608.4615                            13.476367

4) RISK AND ADMINISTRATIVE EXPENSE
ONLIC charges the Account's assets at the end of each valuation period, equal to 0.25% on an annual basis, of the contract value for administrative expenses, based on premiums established at the time the contracts are issued.

Although variable annuity payments differ according to the investment performance of the Accounts, they are not affected by mortality or expense experience because ONLIC assumes the expense risk and the mortality risk under the contracts. ONLIC charges the Accounts' assets for assuming those risks, based on the contract value at a rate of 0.95% for mortality and expense risk.

The expense risk assumed by ONLIC is the risk that the deductions for sales and administrative expenses provided for in the variable annuity contracts may prove insufficient to cover the cost of those terms.

The mortality risk results from a provision in the contract in which ONLIC agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

5) CONTRACT CHARGES
No deduction for a sales charge is made from purchase payments. A withdrawal charge ranging from 0% to 7% may be assed by ONLIC when a contract is surrendered or a partial withdrawal of a participant's account value is made for any other reason than to make a plan payment to a participant.

A transfer fee is charged for each transfer from one subaccount to another. The fee is charged against the contract owner's equity in the subaccount from which the transfer is effected.

State premium taxes presently range from 0% to 2 1/2% for these contracts. In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Elsewhere, they will be deducted from purchase payments.

(6) FEDERAL INCOME TAXES
Operations of the Account form a part of, and are taxed with, operations of ONLIC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

(7) NOTE TO SCHEDULE 1
Schedule 1 presents the components of the change in the unit values, which are based on aveage unit value and are the basis for determining contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

*    Beginning unit value
*    Reinvested capital gains and dividends
     (This amount reflects the increase in the unit value due to capital gain and dividend distributions from the underlying mutual fund.)
*    Unrealized gain (loss)
     (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the fund.)
*    Expenses
     (This amount reflects the decrease in the unit value due to Risk and Administrative Expenses discussed in note 4 to the financial statements.)
*    Ending unit value
*    Percentage increase (decrease) in unit value

OHIO NATIONAL VARIABLE ACCOUNT D                                                     For the Years Ended December 31, 1997 and 1996
Schedules of Changes in Unit Values                                                                                      Schedule 1

                                                         MONEY
                                           EQUITY       MARKET        BOND         OMNI
                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
1997
Beginning unit value..................... 14.243704    10.735959    11.468004    13.386856
Reinvested capital gains and dividends...  1.416970     0.573667     0.979685     1.355122
Realized and unrealized gain (loss)......  1.161157     0.000000     0.078543     1.063053
Expenses................................. -0.214737    -0.147740    -0.160802    -0.199478
Ending unit value........................ 16.607094    11.161886    12.365430    15.605553
Percentage increase in unit value*.......      16.6%         4.0%         7.8%        16.6%


                                                           CAPITAL         SMALL       GLOBAL     AGGRESSIVE
                                         INTERNATIONAL   APPRECIATION       CAP      CONTRARIAN      GROWTH
                                           SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
1997
Beginning unit value.....................    12.714297      13.320406    14.992559    11.922317     12.494380
Reinvested capital gains and dividends...     2.217694       1.327329     0.837620     1.310966      0.177037
Realized and unrealized gain (loss)......    -1.941641       0.682813     0.421519     0.075638      1.382002
Expenses.................................    -0.180153      -0.191336    -0.206093    -0.172998     -0.181322
Ending unit value........................    12.810197      15.139212    16.045605    13.135923     13.872097
Percentage increase in unit value*.......          0.8%          13.7%         7.0%        10.2%         11.0%



                                           S&P 500      SOCIAL        CORE       GROWTH &
                                            INDEX      AWARENESS     GROWTH       INCOME
                                         SUBACCOUNT** SUBACCOUNT** SUBACCOUNT** SUBACCOUNT**
1997
Beginning unit value..................... 10.000000    10.000000    10.000000    10.000000
Reinvested capital gains and dividends...  2.960950     1.774245     0.001604     1.698440
Realized and unrealized gain (loss)......  0.208398     0.785017    -0.305691     1.950795
Expenses................................. -0.169526    -0.162913    -0.132989    -0.172868
Ending unit value........................ 12.999822    12.396349     9.562924    13.476367
Percentage increase (decrease) in unit
 value*..................................      30.0%        24.0%        -4.4%        34.8%


                                                         MONEY
                                           EQUITY       MARKET        BOND         OMNI
                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
1996
Beginning unit value..................... 12.198167    10.346422    11.207694    11.742940
Reinvested capital gains and dividends...  0.378887     0.531716     0.617011     0.397192
Realized and unrealized gain (loss)......  1.846378     0.000000    -0.206175     1.417666
Expenses................................. -0.179728    -0.142179    -0.150526    -0.170942
Ending unit value........................ 14.243704    10.735959    11.468004    13.386856
Percentage increase (decrease) in unit
   value* ...............................      16.8%         3.8%         2.3%        14.0%


                                                           CAPITAL         SMALL       GLOBAL     AGGRESSIVE
                                         INTERNATIONAL   APPRECIATION       CAP      CONTRARIAN      GROWTH
                                           SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
1996
Beginning unit value.....................    11.256284      11.663489    12.909669    10.780072     12.568155
Reinvested capital gains and dividends...     0.603661       0.754940     0.349712     0.390426      1.877276
Realized and unrealized gain (loss)......     1.019591       1.069965     1.923240     0.907834     -1.785852
Expenses.................................    -0.165239      -0.167988    -0.190062    -0.156015     -0.165199
Ending unit value........................    12.714297      13.320406    14.992559    11.922317     12.494380
Percentage increase (decrease) in unit
   value* ...............................         13.0%          14.2%        16.1%        10.6%         -0.6%

* An annualized rate or return cannot be determined as expenses do not include the contract charges discussed in note (5).
** Period from January 3, 1997, date of commencement of operations.


   The accompanying notes are a integral part of these financial statements.

Ohio National Fund, Inc.                                    -----------------
Post Office Box 371                                         THIRD CLASS BULK
Cincinnati, Ohio 45201                                      U.S. POSTAGE PAID
                                                              CINCINNATI OH
                                                              Permit No. 117
Form 1326 Rev. 1/98                                         -----------------